As filed with the Securities and Exchange Commission on December 18, 2025
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

LINEAGE, INC.
LINEAGE OP, LP
(Exact name of registrant as specified in its charter)

Maryland (Lineage, Inc.) Maryland (Lineage OP, LP) (State or other jurisdiction of incorporation or organization)	82-1271188 (Lineage, Inc.) 61-1863533 (Lineage OP, LP) (I.R.S. Employer Identification Number)
46500 Humboldt Drive
Novi, Michigan 48377
(800) 678-7271
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Natalie Matsler
Chief Legal Officer
46500 Humboldt Drive
Novi, Michigan 48377
(800) 678-7271
(Address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
Lewis W. Kneib, Esq.
Brent T. Epstein, Esq.
Devon L. MacLaughlin, Esq.
Latham & Watkins LLP
10250 Constellation Blvd., Suite 1100
Century City, California 90067
(424) 653-5500
APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.   ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective on filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Lineage, Inc.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
Emerging growth company ☐
Lineage OP, LP
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for comply with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.   ☐

TABLE OF ADDITIONAL REGISTRANTS
As Issuer and/or Guarantor of Debt Securities
Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices	Name, Address, Including Zip Code and Telephone Number, Including Area Code of Agent for Service
Lineage Europe Finco B.V.	Netherlands	98-1893231	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
As Guarantors of the Debt Securities
Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices	Name, Address, Including Zip Code and Telephone Number, Including Area Code of Agent for Service
Lineage Logistics Holdings, LLC	Delaware	30-0707700	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage Logistics, LLC	Delaware	38-3899873	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage Logistics Services, LLC	Delaware	83-2072741	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage Logistics Canada Holdings, LLC	Delaware	85-2232173	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage AUS RE Holdings, LLC	Delaware	—	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Columbia Colstor, Inc.	Washington	91-1204627	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage Columbia Mezz, LLC	Delaware	—	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices	Name, Address, Including Zip Code and Telephone Number, Including Area Code of Agent for Service
Lineage Logistics MTC, LLC	Maryland	52-0411970	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage WA Columbia RE, LLC	Delaware	—	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage Treasury Europe B.V.	Netherlands	98-1576057	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Boreas Logistics Holdings B.V.	Netherlands	98-1372557	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Lineage Logistics Canada Holdings Ltd.	Ontario, Canada	98-1669890	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271
Emergent Cold Midco Pty Ltd	Australia	98-1545556	46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271	Natalie Matsler Chief Legal Officer 46500 Humboldt Drive Novi, Michigan 48377 (800) 678-7271

PROSPECTUS
LINEAGE, INC.
Common Stock
Preferred Stock
Depositary Shares
Warrants
Purchase Contracts
Units
Debt Securities
Guarantees of Debt Securities
LINEAGE OP, LP
Debt Securities
Guarantees of Debt Securities
Lineage Europe Finco B.V.
Debt Securities
Guarantees of Debt Securities
Common Stock
Offered by the Selling Securityholders
Lineage, Inc., or Lineage, may from time to time, in one or more offerings, offer to sell common stock, preferred stock, depositary shares, warrants, purchase contracts, units or debt securities, which may be fully and unconditionally guaranteed by Lineage OP, LP, or our operating partnership, and/or one or more of our operating partnership’s subsidiaries, or the subsidiary guarantors. Our operating partnership may offer and sell debt securities, which will be fully and unconditionally guaranteed by Lineage and/or one or more of the subsidiary guarantors, including Lineage Europe Finco B.V., or Lineage Europe. Lineage Europe may offer and sell debt securities, which will be fully and unconditionally guaranteed by Lineage, our operating partnership and/or one or more of the other subsidiary guarantors. This prospectus provides you with a general description of the securities. In addition, our selling securityholders may from time to time offer shares of our common stock on terms to be determined at the time of the offering. We will not receive any proceeds from the sale of our common stock by the selling securityholders, unless otherwise described in the applicable prospectus supplement.
Each time we offer and sell securities, we will provide a supplement to this prospectus that contains specific information about the offering and the amounts, prices and terms of the securities to be offered, which may include limitations on actual or constructive ownership and restrictions on transfer of the securities, in each case as may be appropriate to preserve the qualification of Lineage as a real estate investment trust, or a REIT, for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended, or the Code. In addition, in connection with certain offers and sales of securities by the selling securityholders, we and the selling securityholders will provide, if applicable, a prospectus supplement to this prospectus containing specific information about the offering by the selling securityholders and the amounts, prices and terms of the securities being offered. The applicable prospectus supplement may also add, update or change information contained in this prospectus with respect to that offering. You should carefully read this prospectus and the applicable prospectus supplement before you invest in any of our securities.
We may offer and sell the securities described in this prospectus and any prospectus supplement to or through one or more underwriters, dealers and agents, or directly to purchasers, or through a combination of these methods. In addition, the selling securityholders may offer and sell shares of our common stock from time to time, together or separately. If any underwriters, dealers or agents are involved in the sale of any of the securities, their names and any applicable purchase price, fee, commission or discount arrangement between or among them will be set forth, or will be calculable from the information set forth, in the applicable prospectus supplement. See the sections of this prospectus entitled “About this Prospectus” and “Plan of Distribution” for more information. No securities may be sold without delivery of this prospectus and the applicable prospectus supplement describing the method and terms of the offering of such securities.
INVESTING IN OUR SECURITIES INVOLVES RISKS. SEE THE “RISK FACTORS” ON PAGE 5 OF THIS PROSPECTUS AND ANY SIMILAR SECTION CONTAINED IN THE APPLICABLE PROSPECTUS SUPPLEMENT CONCERNING FACTORS YOU SHOULD CONSIDER BEFORE INVESTING IN OUR SECURITIES.
Our common stock is listed on the Nasdaq Global Select Market, or the Nasdaq, under the symbol “LINE.” On December 17, 2025, the last reported sale price of our common stock on the Nasdaq was $34.80 per share.
Neither the U.S. Securities and Exchange Commission, or the SEC, nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is December 18, 2025.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended, or the Securities Act, using a “shelf” registration process. By using a shelf registration statement, we may sell securities from time to time and in one or more offerings and the selling securityholders to be named in a supplement to this prospectus may, from time to time, sell shares of common stock in one or more offerings as described in this prospectus. Each time that we or the selling securityholders offer and sell securities, we or the selling securityholders will provide a prospectus supplement to this prospectus that contains specific information about the securities being offered and sold and the specific terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. The prospectus supplement or free writing prospectus may also add, update or change information contained in or incorporated by reference into this prospectus with respect to that offering. If there is any inconsistency between the information contained in or incorporated by reference into this prospectus and the applicable prospectus supplement or free writing prospectus, you should rely on the prospectus supplement or free writing prospectus, as applicable. Before purchasing any securities, you should carefully read both this prospectus and the applicable prospectus supplement (and any applicable free writing prospectuses), together with the additional information described under the heading “Where You Can Find More Information; Incorporation by Reference.”
Neither we nor the selling securityholders have authorized anyone to provide you with any information or to make any representations other than those contained in this prospectus, any applicable prospectus supplement or any free writing prospectuses prepared by or on behalf of us or to which we have referred you. We and the selling securityholders take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We and the selling securityholders will not make an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the applicable prospectus supplement to this prospectus is accurate only as of the date on its respective cover, that the information appearing in any applicable free writing prospectus is accurate only as of the date of that free writing prospectus, and that any information incorporated by reference is accurate only as of the date of the document incorporated by reference, unless we indicate otherwise. Our business, financial condition, results of operations and prospects may have changed since those dates. This prospectus incorporates by reference, and any prospectus supplement or free writing prospectus may contain and incorporate by reference, market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Although we believe these sources are reliable, we do not guarantee the accuracy or completeness of this information and we have not independently verified this information. In addition, the market and industry data and forecasts that may be included or incorporated by reference in this prospectus, any prospectus supplement or any applicable free writing prospectus may involve estimates, assumptions and other risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in this prospectus, the applicable prospectus supplement and any applicable free writing prospectus, and under similar headings in other documents that are incorporated by reference into this prospectus. Accordingly, investors should not place undue reliance on this information.
Unless otherwise indicated or unless the context requires otherwise, references in this prospectus to “Lineage,” “LINE,” “we,” “our,” “us” and the “Company” mean Lineage, Inc., a Maryland corporation, together with its consolidated subsidiaries, including Lineage OP, LP (except that in statements regarding qualification as a REIT for U.S. federal income tax purposes, such terms refer solely to Lineage, Inc.); references to our “operating partnership” mean Lineage OP, LP, a Maryland limited partnership; and references to “Lineage Europe” mean Lineage Europe Finco B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands. When we refer to “you,” we mean the potential holders of the applicable series of securities.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
Available Information
We file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information about issuers, such as us, who file electronically with the SEC. The address of that website is http://www.sec.gov.
Our website address is www.onelineage.com. The information on our website, however, is not, and should not be deemed to be, a part of this prospectus.
This prospectus and any prospectus supplement are part of a registration statement that we filed with the SEC and do not contain all of the information in the registration statement. The full registration statement may be obtained from the SEC or us, as provided below. Forms of the indenture and other documents establishing the terms of the offered securities are or may be filed as exhibits to the registration statement or documents incorporated by reference in the registration statement. Statements in this prospectus or any prospectus supplement about these documents are summaries and each statement is qualified in all respects by reference to the document to which it refers. You should refer to the actual documents for a more complete description of the relevant matters. You may inspect a copy of the registration statement through the SEC’s website, as provided above.
Incorporation by Reference
The SEC’s rules allow us to “incorporate by reference” information into this prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, and subsequent information that we file with the SEC will automatically update and supersede that information. Any statement contained in this prospectus or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or a subsequently filed document incorporated by reference modifies or replaces that statement.
This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
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Our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025;

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Our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 30, 2025, the quarter ended June 30, 2025, filed with the SEC on August 6, 2025 and the quarter ended September 30, 2025, filed with the SEC on November 5, 2025;

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The information specifically incorporated by reference into our Annual Report on Form 10-K from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 28, 2025;

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Our Current Reports on Form 8-K, filed with the SEC on April 7, 2025, April 21, 2025, June 2, 2025 (other than the information furnished pursuant to Item 7.01 and Exhibit 99.1), June 11, 2025 (other than the information furnished pursuant to Item 7.01 and Exhibit 99.1), June 17, 2025, June 20, 2025, October 20, 2025 (other than the information furnished pursuant to Item 7.01 and Exhibit 99.1), November 19, 2025 (other than the information furnished pursuant to Item 7.01 and Exhibit 99.1) and December 2, 2025; and

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The description of our common stock contained in our Registration Statement on Form 8-A, filed with the SEC on July 25, 2024, as updated by Exhibit 4.2 to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, including any amendment or report filed with the SEC for the purpose of updating the description.

All reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, in this prospectus, prior to the termination of this offering but excluding any information furnished to, rather than filed with, the SEC, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents.
You may request a free copy of any of the documents incorporated by reference in this prospectus by writing or telephoning us at the following address:
Lineage, Inc.
46500 Humboldt Drive
Novi, Michigan 48377
(800) 678-7271
Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference in this prospectus or any accompanying prospectus supplement.

THE COMPANY
We are the world’s largest global temperature-controlled warehouse REIT, with a modern and strategically located network of properties. Our business is competitively positioned to deliver a seamless end-to-end, technology-enabled experience for a well-diversified and stable customer base, each with their own unique requirements in the temperature-controlled supply chain. We own substantially all of our assets and conduct substantially all of our operations through our operating partnership.
Corporate Information
Lineage, Inc. operates as a REIT for U.S. federal income tax purposes. Our principal executive office is located at 46500 Humboldt Drive, Novi, Michigan 48377. Our telephone number is (800) 678-7271.

RISK FACTORS
Investment in any securities offered pursuant to this prospectus and the applicable prospectus supplement involves risks. Before deciding whether to invest in our securities, you should carefully consider the risk factors incorporated by reference to our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, and all other information contained or incorporated by reference into this prospectus, as updated by our subsequent filings under the Exchange Act, and the risk factors and other information contained in the applicable prospectus supplement and any applicable free writing prospectus. The occurrence of any of these risks might cause you to lose all or part of your investment in the offered securities. There may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that could have material adverse effects on our future results. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, financial condition, results of operations or cash flow could be seriously harmed. This could cause the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also carefully read the section entitled “Forward-Looking Statements” included in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

GUARANTOR DISCLOSURES
Lineage and/or one or more of the subsidiary guarantors may guarantee debt securities of our operating partnership, our operating partnership and/or one or more of the subsidiary guarantors may guarantee debt securities of Lineage, and Lineage, our operating partnership and/or one or more of the other subsidiary guarantors may guarantee debt securities of Lineage Europe, in each case, as described in “Description of Debt Securities and Guarantees.” Any such guarantees by Lineage, our operating partnership and/or the subsidiary guarantors will be full, irrevocable, unconditional and absolute joint and several guarantees to the holders of each series of such outstanding guaranteed debt securities. We own all of our assets and conduct all of our operations through our operating partnership, and our operating partnership and the subsidiary guarantors are consolidated into Lineage’s financial statements.
Lineage, our operating partnership and the subsidiary guarantors have filed this prospectus with the SEC registering, among other securities, debt securities of our operating partnership, which will be fully and unconditionally guaranteed by Lineage and/or one or more of the subsidiary guarantors, debt securities of Lineage, which may be fully and unconditionally guaranteed by our operating partnership and/or one or more of the subsidiary guarantors, and debt securities of Lineage Europe, which will be fully and unconditionally guaranteed by Lineage, our operating partnership and/or one or more of the other subsidiary guarantors. Subsidiary issuers and guarantors of obligations guaranteed by the parent are not required to provide separate financial statements, provided that the parent guarantee is “full and unconditional,” the subsidiary obligor is a consolidated subsidiary of the parent company, the guaranteed security is debt or debt-like and consolidated financial statements of the parent company have been filed with the SEC. Accordingly, separate consolidated financial statements of our operating partnership, Lineage Europe and the subsidiary guarantors have not been presented.
For summarized financial information prepared in accordance with Rule 13-01 of Regulation S-X, see the section entitled “Supplemental Guarantor Financial Information” included in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q commencing with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 6, 2025.

USE OF PROCEEDS
Unless we indicate otherwise in the applicable prospectus supplement, we intend to contribute the net proceeds from any sale of offered securities by us to our operating partnership. Our operating partnership will use the net proceeds from us or from any sale of offered securities by it as set forth in the applicable prospectus supplement. Lineage Europe will use the net proceeds from any sale of offered securities by it as set forth in the applicable prospectus supplement. We will not receive any of the proceeds from the sale of common stock being offered by any of the selling securityholders.

DESCRIPTION OF CAPITAL STOCK
This prospectus describes the general terms of our common stock, par value $0.01 per share, or our common stock, and our preferred stock, par value $0.01 per share, or our preferred stock, which we may offer pursuant to this registration statement. The following description of our capital stock does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of our charter, and our amended and restated bylaws, or our bylaws, and to the Maryland General Corporation Law, or the MGCL. As used in this “Description of Capital Stock,” references to “Lineage,” “LINE,” “we,” “our,” “us” and the “Company” refer solely to Lineage, Inc. and not to any of our subsidiaries, unless otherwise expressly stated or the context otherwise requires.
General
Our charter authorizes us to issue up to 500,000,000 shares of common stock and up to 100,000,000 shares of preferred stock. Our charter authorizes our board of directors, with the approval of a majority of the entire board and without any action on the part of our stockholders, to amend our charter to increase or decrease the aggregate number of shares of stock that we are authorized to issue or the number of authorized shares of any class or series of stock. As of September 30, 2025, 228,286,983 shares of our common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. Under Maryland law, a stockholder generally is not liable for a corporation’s debts or obligations solely as a result of the stockholder’s status as a stockholder.
Common Stock
All of our outstanding shares of common stock are fully paid and nonassessable. Subject to the preferential rights, if any, of holders of any other class or series of stock and to the provisions of our charter regarding restrictions on ownership and transfer of our shares of stock, holders of our common stock:
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have the right to receive ratably any distributions from funds legally available therefor, when, as and if authorized by our board of directors and declared by us; and

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are entitled to share ratably in the assets of the Company legally available for distribution to the holders of our common stock in the event of our liquidation, dissolution or winding up of our affairs. There are generally no redemption, sinking fund, conversion, preemptive or appraisal rights with respect to our common stock.

Subject to the provisions of our charter regarding the restrictions on ownership and transfer of our stock and except as may otherwise be specified in our charter, each outstanding share of common stock entitles the holder to one vote on all matters on which the stockholders are entitled to vote, including the election of directors. There is no cumulative voting in the election of directors. Consequently, the holders of a majority of the outstanding shares of our common stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors. In uncontested elections, directors are elected by the affirmative vote of a majority of the total votes cast “for” and “against” each director nominee. In contested elections (i.e., where the number of nominees exceeds the number of directors to be elected), directors are elected by a plurality of the votes cast. This means that the holders of a majority of the outstanding shares of our common stock can effectively elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.
Under the MGCL, a Maryland corporation generally cannot amend its charter, consolidate, convert, merge, sell all or substantially all of its assets, engage in a statutory share exchange or dissolve unless the action is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. As permitted by Maryland law, our charter provides that any of these actions may be approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter. Maryland law also permits a Maryland corporation to transfer all or substantially all of its assets without the approval of its stockholders to an entity owned, directly or indirectly, by the corporation. Because our operating assets may be held by our operating partnership and wholly-owned subsidiaries of our operating partnership, these subsidiaries may be able to merge or transfer all or substantially all of their assets without the approval of our stockholders.
Preferred Stock
When we offer to sell a particular class or series of preferred stock, we will describe the specific terms of the class or series in a prospectus supplement. Accordingly, for a description of the terms of any class or series of preferred stock, you must refer to both the prospectus supplement relating to that class or series and the description of stock in this prospectus. To the extent the information contained in the prospectus supplement differs from this summary description, you should rely on the information in the prospectus supplement.
Our charter authorizes our board of directors to designate and issue one or more classes or series of preferred stock without stockholders approval and to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of each such class or series. Because our board of directors has the power to establish the preferences and rights of each class or series of preferred stock, it may afford the holders of any series or class of preferred stock preferences, powers, and rights senior to the rights of holders of shares of common stock. Payment of any distribution preferences of outstanding shares of preferred stock would reduce the amount of funds available for the payment of distributions on shares of our common stock. Further, holders of shares of preferred stock are normally entitled to receive a preference payment in the event we liquidate, dissolve, or wind up before any payment is made to holders of common stock, likely reducing the amount holders of common stock would otherwise receive upon such an occurrence.
Power to Issue Additional Shares of Common Stock and Preferred Stock
Our board of directors may, without stockholder approval, classify any unissued shares of our preferred stock and reclassify any unissued shares of our common stock or shares of our preferred stock into other classes or series of stock. Prior to the issuance of classified or reclassified shares of any new class or series, our board of directors must set, subject to the provisions of our charter relating to the restrictions on ownership and transfer of our stock, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series of stock. In addition, our charter authorizes our board of directors, with the approval of a majority of the entire board and without stockholder approval, to amend our charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that we are authorized to issue. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law, the terms of any other class or series of our stock or the rules of any stock exchange on which our securities may be listed or traded. Although our board of directors does not currently intend to do so, it could authorize us to issue a class or series that could, depending upon the terms of the particular class or series, delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for our stockholders or otherwise be in their best interests.
Restrictions on Ownership and Transfer
In order for us to qualify as a REIT under the Code, our stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of our stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made). To qualify as a REIT, we must satisfy other requirements as well. See “Federal Income Tax Considerations — Taxation of Our Company.”
Our charter contains certain restrictions on the ownership and transfer of our stock. Subject to the exceptions described below, no person or entity may beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% (in value or in number of shares, whichever is more restrictive) of our outstanding common stock or 9.8% (in value) of all classes and series of our outstanding stock. We refer to these restrictions, collectively, as the “ownership limits.”
The constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% of our outstanding common stock or 9.8% of all classes and series of our outstanding stock, or the acquisition of an interest in an entity that owns our stock could, nevertheless, cause the acquiror or another individual or entity to own our stock in excess of the ownership limits.
Our board of directors may, upon receipt of certain representations and undertakings to the extent required by our board of directors and in its sole and absolute discretion, prospectively or retroactively, exempt a person from the ownership limits or establish a different limit on ownership for a person if (a) our board of directors determines the person’s ownership in excess of the ownership limits will not cause five or fewer individuals (as defined in the Code to include certain entities) to beneficially own more than 49% in value of our outstanding stock (taking into account the then-current ownership limits and any then-existing exemptions from the ownership limits) and (b) our board of directors determines such person does not and will not own, actually or constructively, an interest in a tenant of ours (or a tenant of any entity owned or controlled by us) that would cause us to own, actually or constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (or our board of directors determines that revenue derived from such tenant will not affect our ability to qualify as a REIT). As a condition of granting a waiver of the ownership limits or creating an excepted holder limit, our board of directors may, but is not required to, require an opinion of counsel or IRS ruling satisfactory to our board of directors as it may deem necessary or advisable to determine or ensure our status as a REIT.
Our board of directors may, at any time, increase or decrease an ownership limit for one or more persons unless, after giving effect to any increased or decreased ownership limit, five or fewer individuals (as defined in the Code to include certain entities) would beneficially own, in the aggregate, more than 49.9% in value of the aggregate outstanding shares of our stock, cause us to be “closely held” under Section 856(h) of the Code (without regard to whether the interest is held during the last half of a taxable year) or cause us to otherwise fail to qualify as a REIT. A decreased ownership limit will not apply to any person whose ownership of our stock at the time the ownership limit is decreased exceeds the decreased ownership limit until the person’s ownership of our stock equals or falls below the decreased ownership limit, but any further acquisition of our stock (or increased beneficial ownership or constructive ownership of shares of our stock) by such a person after the decrease in the ownership limit will violate the decreased ownership limit.
In addition to the ownership limits, our charter prohibits:
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any person from beneficially or constructively owning shares of our stock that could result in our being “closely held” under Section 856(h) of the Code (without regard to whether the stockholder’s interest is held during the last half of a taxable year) or otherwise cause us to fail to qualify as a REIT;

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any person from transferring shares of our stock if the transfer would result in shares of our stock being beneficially owned by fewer than 100 persons; and

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any person from directly or indirectly acquiring shares of our stock to the extent that such acquisition would result in our failing to qualify as a domestically controlled qualified investment entity during the Foreign Ownership Limitation Period (defined below); provided, however, that the receipt of shares of our stock by members of BG Lineage Holdings, LLC, or BGLH, as a result of an in-kind distribution by BGLH shall not be treated as an acquisition of shares for purposes of this charter limitation.

Any person who acquires, attempts or intends to acquire beneficial or constructive ownership of our stock in a manner that will or may violate any of the foregoing restrictions on transfer and ownership, or any person who would have owned shares of our stock transferred to a charitable trust as described below, must give written notice immediately to us or, in the case of a proposed or attempted transaction, give us at least 15 days prior written notice, and provide us with such other information as we may request in order to determine the effect, if any, of such transfer on our status as a REIT.

Any attempted transfer of shares of our stock that, if effective, would result in our stock being beneficially owned by fewer than 100 persons will be null and void and the intended transferee will acquire no rights in the shares. Any attempted transfer of our stock that, if effective, would result in a violation of the ownership limits, our being “closely held” under Section 856(h) of the Code (without regard to whether the stockholder’s interest is held during the last half of a taxable year), our otherwise failing to qualify as a REIT or any direct or indirect acquisition of shares of our stock that, if effective, would result in our failing to qualify as a domestically controlled qualified investment entity on or prior to the third anniversary of our initial public offering or such other date that our board of directors determines that it is no longer in our best interests to attempt to, or continue to, qualify as a domestically controlled qualified investment entity, or the Foreign Ownership Limitation Period, will in each case cause the number of shares causing the violation (rounded up to the nearest whole share) to be transferred automatically to one or more trusts for the exclusive benefit of one or more charitable beneficiaries, and the proposed transferee will not acquire any rights in the shares. The automatic transfer will be effective as of the close of business on the business day before the date of the attempted transfer or other event that resulted in the transfer to the trust. If the transfer to the trust as described above does not occur or is not automatically effective, for any reason, to prevent a violation of the applicable restrictions on ownership and transfer of our stock, then the attempted transfer which, if effective, would have resulted in a violation of the restrictions on ownership and transfer of our stock will be null and void, and the intended transferee will acquire no rights in the shares.
Shares of our stock held in the trust will be issued and outstanding shares. The proposed transferee will not benefit economically from ownership of any shares of our stock held in the trust and will have no rights to dividends or other distributions and no rights to vote or other rights attributable to the shares of our stock held in the trust. The proposed transferee will have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such shares of our stock. The trustee of the trust will exercise all voting rights and receive all dividends and other distributions with respect to shares held in the trust for the exclusive benefit of the charitable beneficiary of the trust. Any dividend or other distribution paid before we discover that the shares have been transferred to a trust as described above must be repaid by the recipient to the trustee upon demand by us. Subject to Maryland law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority to rescind as void any vote cast by a proposed transferee before our discovery that the shares have been transferred to the trust and to recast the vote in accordance with the desires of the trustee (acting for the benefit of the charitable beneficiary). However, if we have already taken irreversible corporate action, then the trustee may not rescind and recast the vote.
Within 20 days of receiving notice from us of a transfer of shares to the trust, the trustee must sell the shares to a person, designated by the trustee, that could own the shares without violating the ownership limits or the other restrictions on ownership and transfer of our stock contained in our charter. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the proposed transferee an amount equal to the lesser of:
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the price paid by the proposed transferee for the shares (or, if the proposed transferee did not give value in connection with the event that resulted in the transfer to the trust (e.g., a gift, devise or other such transaction), the market price of the shares on the day of the event that resulted in the transfer of such shares to the trust); and

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the price per share received by the trustee (net of any commissions and other expenses) from the sale or other disposition of the shares.

The trustee may reduce the amount payable to the proposed transferee by the amount of any dividends or other distributions that we paid to the proposed transferee and that is owed by the proposed transferee to the trustee as described above. The trustee must distribute any remaining funds held by the trust with respect to the shares to the charitable beneficiary. If the shares are sold by the proposed transferee before we discover that they have been transferred to the trust, the shares will be deemed to have been sold on behalf of the trust and the proposed transferee must pay to the trustee, upon demand, if any, the amount that the proposed transferee received in excess of the amount that the proposed transferee would have received had the shares been sold by the trustee.

Shares of our stock held in the trust will be deemed to be offered for sale to us, or our designee, at a price per share equal to the lesser of:
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the price per share in the transaction that resulted in the transfer to the trust (or, if the event that resulted in the shares being transferred to the trust did not involve a purchase of such shares at market price, the market price of the shares on the day of the event causing the shares to be held in the trust); and

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the market price on the date we, or our designee, accept the offer.

We will reduce the amount so payable by the amount of any dividends or other distributions that we paid to the proposed transferee and that is owed by the proposed transferee to the trustee as described above, and we will pay such amount to the trustee for distribution to the charitable beneficiary of the trust. We have the right to accept the offer until the trustee has otherwise sold the shares of our stock held in the trust. Upon a sale to us, the interest of the charitable beneficiary in the shares sold will terminate and the trustee must distribute the net proceeds of the sale to the proposed transferee.
Every owner of at least five percent (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the outstanding shares of any class or series of our stock, within 30 days after the end of each taxable year, must give us written notice stating the person’s name and address, the number of shares of each class and series of our stock that the person beneficially owns and a description of the manner in which the shares are held. Each such owner also must provide us with any additional information that we request in order to determine the effect, if any, of the person’s beneficial ownership on our status as a REIT or as a domestically controlled qualified investment entity and to ensure compliance with the ownership limits. In addition, any person or entity that is a beneficial owner or constructive owner of shares of our stock and any person or entity (including the stockholder of record) who is holding shares of our stock for a beneficial owner or constructive owner must, on request, disclose to us in writing such information as we may request in order to determine our status as a REIT or as a domestically controlled qualified investment entity or to comply, or determine our compliance, with the requirements of any governmental or taxing authority and to ensure compliance with the ownership limits.
Any certificates representing shares of our stock will bear a legend referring to the restrictions described above.
These restrictions on ownership and transfer of our stock will not apply if our board of directors determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance with any or all of these restrictions is no longer required in order for us to qualify as a REIT.
These restrictions on ownership and transfer of our stock could delay, defer or prevent a transaction or a change of control of us that might involve a premium price for our capital stock or otherwise be in the best interests of our stockholders.
Registration Rights
We are party to a registration rights agreement with BGLH, pursuant to which we granted certain “demand” registration rights and “piggyback” registration rights, including rights to demand that we undertake a public offering of shares of our common stock for our account and use the net proceeds from such offering to purchase or redeem shares of common stock held by individuals designated by BGLH, with respect to 157,216,306 shares of common stock held by BGLH and 21,029,599 shares of common stock issuable upon redemption of 21,029,599 units of our operating partnership as of September 30, 2025. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities that may arise under the Securities Act.
We are also party to a registration rights agreement with certain other stockholders, pursuant to which we granted such stockholders certain resale registration rights with respect to shares of common stock that they may receive upon distributions from BGLH or upon exchange of units of our operating partnership. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the Securities Act.

Transfer Agent and Registrar
The transfer agent and registrar for our shares of our common stock is Computershare Trust Company, N.A.

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES
As used in this “Description of Debt Securities and Guarantees,” references to “we,” “our” or “us” refer either to Lineage, Inc., Lineage OP, LP or Lineage Europe Finco B.V., as the case may be, as the issuer of the applicable series of debt securities and not to any subsidiaries, unless otherwise expressly stated or the context otherwise requires.
The following description, together with the additional information we include in any applicable prospectus supplement or free writing prospectus, summarizes certain general terms and provisions of the debt securities that we may offer under this prospectus. When we offer to sell a particular series of debt securities, we will describe the specific terms of the series in a supplement to this prospectus, including the terms of any related guarantees. We will also indicate in the supplement to what extent the general terms and provisions described in this prospectus apply to a particular series of debt securities. To the extent the information contained in the applicable prospectus supplement differs from this summary description, you should rely on the information in the prospectus supplement.
We may issue debt securities either separately, or together with, or upon the conversion or exercise of or in exchange for, other securities described in this prospectus. Debt securities may be our senior, senior subordinated or subordinated obligations and, unless otherwise specified in a supplement to this prospectus, the debt securities will be our direct, unsecured obligations and may be issued in one or more series.
Unless otherwise specified in a prospectus supplement, the debt securities will be issued under an indenture between us and U.S. Bank Trust Company, National Association, as trustee (the “trustee”). We have summarized select portions of the indenture below. The summary is not complete. Each of (i) the indenture by and among Lineage OP, LP, as issuer, Lineage Inc., as guarantor and the trustee, dated as of June 17, 2025, pursuant to which Lineage OP, LP issued our 5.250% Senior Notes due 2030 and will issue other series of debt securities, (ii) the form of the indenture pursuant to which Lineage, Inc. will issue debt securities, and (iii) the indenture by and among Lineage Europe Finco B.V., as issuer, Lineage OP, LP and Lineage Inc., as guarantors, and the trustee, dated as of November 26, 2025, pursuant to which Lineage Europe Finco B.V. issued our 4.125% Senior Notes due 2031 and will issue other series of debt securities, have each been filed as an exhibit to the registration statement and you should read the applicable indenture for provisions that may be important to you. Capitalized terms used in the summary and not defined herein have the meanings specified in the applicable indenture.
General
The terms of each series of debt securities will be established by or pursuant to a resolution of the board of directors of Lineage, Inc., in its own capacity (with respect to debt securities of Lineage, Inc.), in its capacity as the general partner of Lineage OP, LP (with respect to debt securities of Lineage OP, LP), or in its capacity as the general partner of Linage OP, LP, in its capacity as indirect sole stockholder of Lineage Europe Finco B.V. (with respect to debt securities of Lineage Europe Finco B.V.), and set forth or determined in the manner provided in such resolution, in an officer’s certificate or by a supplemental indenture. The particular terms of each series of debt securities will be described in a prospectus supplement relating to such series (including any pricing supplement or term sheet).
Unless otherwise specified in a prospectus supplement, the indenture will designate U.S. Bank Trust Company, National Association as the trustee for the indenture with respect to one or more series of our debt securities. U.S. Bank Trust Company, National Association, or any other specified trustee, may resign or be removed with respect to one or more series of our debt securities, and a successor trustee may be appointed to act with respect to that series.
We can issue an unlimited amount of debt securities under the indenture that may be in one or more series with the same or various maturities, at par, at a premium, or at a discount. We will set forth in a prospectus supplement (including any pricing supplement or term sheet) relating to any series of debt securities being offered, the aggregate principal amount and the following terms, among others, of the debt securities, if applicable:
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whether the issuer of the debt securities is Lineage, Inc., Lineage OP, LP or Lineage Europe Finco B.V.;

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the title and ranking of the debt securities (including the terms of any subordination provisions);

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the price or prices (expressed as a percentage of the principal amount) at which we will sell the debt securities;

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any limit on the aggregate principal amount of the debt securities and whether additional debt securities of a series may be issued without the consent of the holders of outstanding debt securities of such series or any other series;

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the date or dates on which the principal of the securities of the series is payable;

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the rate or rates (which may be fixed or variable) per annum or the method used to determine the rate or rates (including any commodity, commodity index, stock exchange index or financial index) at which the debt securities will bear interest, the date or dates from which interest will accrue, the date or dates on which interest will commence and be payable and any regular record date for the interest payable on any interest payment date and the basis upon which interest shall be calculated if other than that of a 360 day year of twelve 30 day months;

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the place or places where principal of, and interest, if any, on the debt securities will be payable (and the method of such payment), where the securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to us in respect of the debt securities may be delivered;

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the period or periods within which, the price or prices at which and the terms and conditions upon which we may redeem the debt securities;

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any obligation we have to redeem or purchase the debt securities pursuant to any sinking fund or analogous provisions or at the option of a holder of debt securities and the period or periods within which, the price or prices at which and in the terms and conditions upon which securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

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the dates on which and the price or prices at which we will repurchase debt securities at the option of the holders of debt securities and other detailed terms and provisions of these repurchase obligations;

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the denominations in which the debt securities will be issued, if other than denominations of $1,000 and any integral multiple thereof;

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whether the debt securities will be issued in the form of certificated debt securities or global debt securities;

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the portion of principal amount of the debt securities payable upon declaration of acceleration of the maturity date, if other than the principal amount;

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the currency of denomination of the debt securities, which may be United States Dollars or any foreign currency, and if such currency of denomination is a composite currency, the agency or organization, if any, responsible for overseeing such composite currency;

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the designation of the currency, currencies or currency units in which payment of principal of, premium and interest on the debt securities will be made;

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if payments of principal of, premium or interest on the debt securities will be made in one or more currencies or currency units other than that or those in which the debt securities are denominated, the manner in which the exchange rate with respect to these payments will be determined;

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the manner in which the amounts of payment of principal of, premium, if any, or interest on the debt securities will be determined, if these amounts may be determined by reference to an index based on a currency or currencies or by reference to a commodity, commodity index, stock exchange index or financial index;

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any provisions relating to any security provided for the debt securities or any guarantees;

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any addition to, deletion of or change in the Defaults and Events of Default (as defined below) described in this prospectus or in the indenture with respect to the debt securities and any change in the acceleration provisions described in this prospectus or in the indenture with respect to the debt securities;

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any addition to, deletion of or change in the covenants described in this prospectus or in the indenture with respect to the debt securities;

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any depositaries, interest rate calculation agents, exchange rate calculation agents or other agents with respect to the debt securities;

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the provisions, if any, relating to conversion or exchange of any debt securities of such series, including if applicable, the conversion or exchange price and period, provisions as to whether conversion or exchange will be mandatory, the events requiring an adjustment of the conversion or exchange price and provisions affecting conversion or exchange;

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any other terms of the debt securities, which may supplement, modify or delete any provision of the indenture as it applies to that series, including any terms that may be required under applicable law or regulations or advisable in connection with the marketing of the securities;

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whether the debt securities are entitled to the benefits of the guarantee of any guarantor, and whether such guarantee is made on a senior or subordinated basis and, if applicable, a description of the subordination terms of any such guarantee;

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whether a person other than U.S. Bank Trust Company, National Association is to act as trustee;

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the securities exchange, if any, on which the debt securities may be listed; and

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any change in the right of the trustee or the right of the requisite holders to declare the principal amount of debt securities due and payable.

We may issue debt securities that provide for an amount less than their stated principal amount to be due and payable upon declaration of acceleration of their maturity pursuant to the terms of the indenture. We will provide you with information on the federal income tax considerations and other special considerations applicable to any of these debt securities in the applicable prospectus supplement.
If we denominate the purchase price of any of the debt securities in a foreign currency or currencies or a foreign currency unit or units, or if the principal of and any premium and interest on any series of debt securities is payable in a foreign currency or currencies or a foreign currency unit or units, we will provide you with information on the restrictions, elections, general tax considerations, specific terms and other information with respect to that issue of debt securities and such foreign currency or currencies or foreign currency unit or units in the applicable prospectus supplement.
Transfer and Exchange
Each debt security will be represented by either one or more global securities registered in the name of The Depository Trust Company, or the Depositary, or a nominee of the Depositary (we will refer to any debt security represented by a global debt security as a “book-entry debt security”), or a certificate issued in definitive registered form (we will refer to any debt security represented by a certificated security as a “certificated debt security”) as set forth in the applicable prospectus supplement. Except as set forth under the heading “Global Debt Securities and Book-Entry System” below, book-entry debt securities will not be issuable in certificated form.
Certificated Debt Securities. You may transfer or exchange certificated debt securities at any office we maintain for this purpose in accordance with the terms of the indenture. No service charge will be made for any transfer or exchange of certificated debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with a transfer or exchange.
You may effect the transfer of certificated debt securities and the right to receive the principal of, premium and interest on certificated debt securities only by surrendering the certificate representing those certificated debt securities and either reissuance by us or the trustee of the certificate to the new holder or the issuance by us or the trustee of a new certificate to the new holder.
Global Debt Securities and Book-Entry System. Each global debt security representing book-entry debt securities will be deposited with, or on behalf of, the Depositary, and registered in the name of the Depositary or a nominee of the Depositary. Please see “Global Securities.”

Covenants
We will set forth in the applicable prospectus supplement any restrictive covenants applicable to any issue of debt securities.
No Protection in the Event of a Change of Control
Unless we state otherwise in the applicable prospectus supplement, the debt securities will not contain any provisions which may afford holders of the debt securities protection in the event we have a change in control or in the event of a highly leveraged transaction (whether or not such transaction results in a change in control) which could adversely affect holders of debt securities.
Consolidation, Merger and Sale of Assets
Lineage, Inc., Lineage OP, LP and Lineage Europe Finco B.V., in each case, in its capacity as an issuer of debt securities, may not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any person (such person a “successor person”) unless:
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Lineage, Inc., Lineage OP, LP or Lineage Europe Finco B.V., as applicable, is the surviving entity or the successor person (if other than Lineage, Inc., Lineage OP, LP or Lineage Europe Finco B.V., as applicable) is a corporation, partnership, trust or other entity organized and validly existing under (a) in the case of Lineage, Inc. or Lineage OP, LP, the laws of any U.S. domestic jurisdiction or (b) in the case of Lineage Europe Finco B.V., the laws of any U.S. domestic jurisdiction or any other member country in the Organization for Economic Co-operation and Development or any political subdivision or governmental authority thereof and, in each case, expressly assumes our obligations on the debt securities and under the indenture; and

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immediately after giving effect to the transaction, no Default or Event of Default, shall have occurred and be continuing.

The indenture governing the debt securities of Lineage OP, LP will not prevent any consolidation or merger of Lineage, Inc. with or into any other person or persons, or the sale, conveyance, transfer or lease of all or substantially all of the property of Lineage, Inc. to any other person, provided:
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Lineage, Inc. is the continuing entity or the successor entity (if other than Lineage, Inc.) expressly assumes the obligations of Lineage, Inc. under its guarantee and the due and punctual performance and observance of all of the covenants and conditions in the indenture; and

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immediately after giving effect to the transaction, no Default or Event of Default, shall have occurred and be continuing.

In addition, the indenture governing the debt securities of Lineage Europe Finco B.V. will not prevent any consolidation or merger of Lineage, Inc. or Lineage OP, LP with or into any other person or persons, or the sale, conveyance, transfer or lease of all or substantially all of the property of Lineage, Inc. or Lineage OP, LP, as applicable, to any other person, provided:
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Lineage, Inc. or Lineage OP, LP, as applicable, is the continuing entity or the successor entity (if other than Lineage, Inc. or Lineage OP, LP, as applicable) expressly assumes the obligations of Lineage, Inc. or Lineage OP, LP, as applicable, under its guarantee and the due and punctual performance and observance of all of the covenants and conditions in the indenture; and

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immediately after giving effect to the transaction, no Default or Event of Default, shall have occurred and be continuing.

We must deliver to the trustee prior to the consummation of the proposed transaction an officer’s certificate to the foregoing effect and an opinion of counsel stating that the proposed transaction and any supplemental indenture will comply with the indenture.
Notwithstanding the above, any of our subsidiaries may consolidate with, merge into or transfer all or part of its properties to us.

Guarantees
Unless otherwise described in the applicable prospectus supplement, the debt securities issued by Lineage OP, LP will be fully and unconditionally guaranteed by Lineage, Inc. and/or one or more of the subsidiary guarantors, the debt securities issued by Lineage, Inc. may be fully and unconditionally guaranteed by Lineage OP, LP and/or one or more of the subsidiary guarantors, and the debt securities issued by Lineage Europe Finco B.V. will be fully and unconditionally guaranteed by Lineage, Inc., Lineage OP, LP and/or one or more of the other subsidiary guarantors. The applicable prospectus supplement relating to a series of debt securities will provide that those debt securities will have the benefit of a guarantee by Lineage, Inc., Lineage OP, LP and/or the subsidiary guarantors, as applicable. All such guarantees will be joint and several obligations of the respective guarantor. If a series of debt securities is so guaranteed, an indenture, or a supplemental indenture thereto, will be executed by the respective guarantor. The obligations of any guarantor under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance under applicable law. The terms of the guarantee will be set forth in the applicable prospectus supplement.
Events of Default
“Event of Default” means with respect to any series of debt securities, any of the following:
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default in the payment of any interest upon any debt security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (unless the entire amount of the payment is deposited by us with the trustee or with a paying agent prior to the expiration of the 30-day period);

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default in the payment of principal of any security of that series at its maturity;

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default in the performance or breach of any other covenant or warranty by us in the debt securities of the applicable series or the indenture (other than a covenant or warranty that has been included in the indenture solely for the benefit of a series of debt securities other than that series), which default continues uncured for a period of 60 days after we receive written notice from the trustee or we and the trustee receive written notice from the holders of not less than 25% in principal amount of the outstanding debt securities of that series as provided in the indenture;

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certain voluntary or involuntary events of bankruptcy, insolvency or reorganization of the applicable issuer or any guarantor;

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any other Event of Default provided with respect to debt securities of that series that is described in the applicable prospectus supplement.

No Event of Default with respect to a particular series of debt securities (except as to certain events of bankruptcy, insolvency or reorganization) necessarily constitutes an Event of Default with respect to any other series of debt securities. The occurrence of certain Events of Default or an acceleration under the indenture may constitute an event of default under certain indebtedness of ours or our subsidiaries outstanding from time to time.
We will provide the trustee written notice of any Default or Event of Default within 30 days of becoming aware of the occurrence of such Default or Event of Default, which notice will describe in reasonable detail the status of such Default or Event of Default and what action we are taking or propose to take in respect thereof.
If an Event of Default with respect to debt securities of any series at the time outstanding occurs and is continuing, then the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of that series may, by a notice in writing to us (and to the trustee if given by the holders), declare to be due and payable immediately the principal of (or, if the debt securities of that series are discount securities, that portion of the principal amount as may be specified in the terms of that series) and accrued and unpaid interest, if any, on all debt securities of that series. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal (or such specified amount) of and accrued and unpaid interest, if any, on all outstanding debt securities will become and be immediately due and payable without any declaration or other act on the part of the trustee or any holder of outstanding debt securities. At any time after a declaration of acceleration with respect to debt securities of any series has been made, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding debt securities of that series may rescind and annul the acceleration if all Events of Default, other than the non-payment of accelerated principal and interest, if any, with respect to debt securities of that series, have been cured or waived as provided in the indenture. We refer you to the prospectus supplement relating to any series of debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of such discount securities upon the occurrence of an Event of Default.
The indenture provides that the trustee may refuse to perform any duty or exercise any of its rights or powers under the indenture unless the trustee receives indemnity satisfactory to it against any cost, liability or expense which might be incurred by it in performing such duty or exercising such right or power. Subject to certain rights of the trustee, the holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the debt securities of that series.
No holder of any debt security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture or for the appointment of a receiver or trustee, or for any remedy under the indenture, unless:
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that holder has previously given to the trustee written notice of a continuing Event of Default with respect to debt securities of that series; and

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the holders of not less than 25% in principal amount of the outstanding debt securities of that series have made written request, and offered indemnity or security reasonably satisfactory to the trustee, to the trustee to institute the proceeding as trustee, and the trustee has not received from the holders of not less than a majority in principal amount of the outstanding debt securities of that series a direction inconsistent with that request and has failed to institute the proceeding within 60 days.

Notwithstanding any other provision in the indenture, the holder of any debt security will have an absolute and unconditional right to receive payment of the principal of, premium and any interest on that debt security on or after the due dates expressed in that debt security and to institute suit for the enforcement of payment.
The indenture requires us (and any guarantors, to the extent required under applicable law), within 120 days after the end of our fiscal year, to furnish to the trustee a statement as to compliance with the indenture. If a Default or Event of Default occurs and is continuing with respect to the securities of any series and if it is known to a responsible officer of the trustee, the trustee shall mail to each Securityholder of the securities of that series notice of a Default or Event of Default within 90 days after it occurs or, if later, after a responsible officer of the trustee has knowledge of such Default or Event of Default. The indenture provides that the trustee may withhold notice to the holders of debt securities of any series of any Default or Event of Default (except in payment on any debt securities of that series) with respect to debt securities of that series if the trustee determines in good faith that withholding notice is in the interest of the holders of those debt securities.
Modification and Waiver
We, any guarantor and the trustee may modify, amend or supplement the indenture or the debt securities of any series without the consent of any holder of any debt security:
•
to cure any ambiguity, defect or inconsistency;

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to comply with covenants in the indenture described above under the heading “Consolidation, Merger and Sale of Assets”;

•
to provide for uncertificated securities in addition to or in place of certificated securities; to surrender any of our rights or powers under the indenture;

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to add covenants or events of default for the benefit of the holders of debt securities of any series;

•
to comply with the applicable procedures of the applicable depositary;

•
to make any change that does not adversely affect the rights of any holder of debt securities;

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to provide for the issuance of and establish the form and terms and conditions of debt securities of any series as permitted by the indenture;

•
to effect the appointment of a successor trustee with respect to the debt securities of any series and to add to or change any of the provisions of the indenture to provide for or facilitate administration by more than one trustee;

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to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;

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to reflect the release of any guarantor in accordance with the terms of the indenture; or

•
to add guarantors with respect to any or all of the debt securities or to secure any or all of the debt securities or the applicable guarantees.

We and any guarantor may also modify and amend the indenture with the consent of the holders of at least a majority in principal amount of the outstanding debt securities of each series affected by the modifications or amendments. We may not make any modification or amendment without the consent of the holders of each affected debt security then outstanding if that amendment will:
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reduce the amount of debt securities whose holders must consent to an amendment, supplement or waiver;

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reduce the rate of or extend the time for payment of interest (including default interest) on any debt security;

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reduce the principal of or premium on or change the fixed maturity of any debt security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation with respect to any series of debt securities;

•
reduce the principal amount of discount securities payable upon acceleration of maturity;

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waive a default in the payment of the principal of, premium or interest on any debt security (except a rescission of acceleration of the debt securities of any series by the holders of at least a majority in aggregate principal amount of the then outstanding debt securities of that series and a waiver of the payment default that resulted from such acceleration);

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make the principal of or premium or interest on any debt security payable in currency other than that stated in the debt security;

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make any change to certain provisions of the indenture relating to, among other things, the right of holders of debt securities to receive payment of the principal of, premium and interest on those debt securities and to institute suit for the enforcement of any such payment and to waivers or amendments;

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waive a redemption payment with respect to any debt security; or

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if the debt securities of that series are entitled to the benefit of a guarantee, release any guarantor of such series other than as provided in the indenture or modify the guarantee in any manner adverse to holders.

Except for certain specified provisions, the holders of at least a majority in principal amount of the outstanding debt securities of any series may on behalf of the holders of all debt securities of that series waive our compliance with provisions of the indenture. The holders of a majority in principal amount of the outstanding debt securities of any series may on behalf of the holders of all the debt securities of such series waive any past default under the indenture with respect to that series and its consequences, except a default in the payment of the principal of, premium or any interest on any debt security of that series; provided, however, that the holders of a majority in principal amount of the outstanding debt securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from the acceleration.

Defeasance of Debt Securities and Certain Covenants in Certain Circumstances
Legal Defeasance.   The indenture provides that, unless otherwise provided by the terms of the applicable series of debt securities, we and any guarantor may be discharged from any and all obligations in respect of the debt securities of any series (subject to certain exceptions). We and any guarantor will be so discharged upon the irrevocable deposit with the trustee, in trust, of money and/or U.S. government obligations or, in the case of debt securities denominated in a single currency other than U.S. Dollars, government obligations of the government that issued or caused to be issued such currency, that, through the payment of interest and principal in accordance with their terms, will provide money or U.S. government obligations in an amount sufficient in the opinion of a nationally recognized firm of independent public accountants or investment bank to pay and discharge each installment of principal, premium and interest on and any mandatory sinking fund payments in respect of the debt securities of that series on the stated maturity of those payments in accordance with the terms of the indenture and those debt securities.
This discharge may occur only if, among other things, we have delivered to the trustee an opinion of counsel stating that we have received from, or there has been published by, the United States Internal Revenue Service a ruling or, since the date of execution of the indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the debt securities of that series will not recognize income, gain or loss for United States federal income tax purposes as a result of the deposit, defeasance and discharge and will be subject to United States federal income tax on the same amounts and in the same manner and at the same times as would have been the case if the deposit, defeasance and discharge had not occurred.
Defeasance of Certain Covenants.   The indenture provides that, unless otherwise provided by the terms of the applicable series of debt securities, upon compliance with certain conditions:
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we may omit to comply with the covenant described under the heading “Consolidation, Merger and Sale of Assets” and certain other covenants set forth in the indenture, as well as any additional covenants which may be set forth in the applicable prospectus supplement; and

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any omission to comply with those covenants will not constitute a Default or an Event of Default with respect to the debt securities of that series (“covenant defeasance”).

The conditions include:
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depositing with the trustee money and/or U.S. government obligations or, in the case of debt securities denominated in a single currency other than U.S. Dollars, government obligations of the government that issued or caused to be issued such currency, that, through the payment of interest and principal in accordance with their terms, will provide money in an amount sufficient in the opinion of a nationally recognized firm of independent public accountants or investment bank to pay and discharge each installment of principal of, premium and interest on and any mandatory sinking fund payments in respect of the debt securities of that series on the stated maturity of those payments in accordance with the terms of the indenture and those debt securities; and

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delivering to the trustee an opinion of counsel to the effect that the holders of the debt securities of that series will not recognize income, gain or loss for United States federal income tax purposes as a result of the deposit and related covenant defeasance and will be subject to United States federal income tax on the same amounts and in the same manner and at the same times as would have been the case if the deposit and related covenant defeasance had not occurred.

No Personal Liability of Directors, Officers, Employees or Securityholders
None of our past, present or future directors, officers, employees or securityholders, as such, will have any liability for any of our obligations under the debt securities or the indenture or for any claim based on, or in respect or by reason of, such obligations or their creation. By accepting a debt security, each holder waives and releases all such liability. This waiver and release is part of the consideration for the issue of the debt securities. However, this waiver and release may not be effective to waive liabilities under U.S. federal securities laws, and it is the view of the SEC that such a waiver is against public policy.

Governing Law
The indenture, the debt securities and any guarantees, including any claim or controversy arising out of or relating to the indenture or the securities, will be governed by the laws of the State of New York.
The indenture will provide that we, any guarantors, the trustee and the holders of the debt securities (by their acceptance of the debt securities) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the indenture, the debt securities or the transactions contemplated thereby.
The indenture will provide that any legal suit, action or proceeding arising out of or based upon the indenture or the transactions contemplated thereby may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the City of New York, and we, the trustee and the holder of the debt securities (by their acceptance of the debt securities) irrevocably submit to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The indenture will further provide that service of any process, summons, notice or document by mail (to the extent allowed under any applicable statute or rule of court) to such party’s address set forth in the indenture will be effective service of process for any suit, action or other proceeding brought in any such court. The indenture will further provide that we, any guarantors, the trustee and the holders of the debt securities (by their acceptance of the debt securities) irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the courts specified above and irrevocably and unconditionally waive and agree not to plead or claim any such suit, action or other proceeding has been brought in an inconvenient forum.

DESCRIPTION OF OTHER SECURITIES
We will set forth in the applicable prospectus supplement a description of any depositary shares, warrants, purchase contracts or units issued by us that may be offered and sold pursuant to this prospectus.

GLOBAL SECURITIES
Book-Entry, Delivery and Form
Unless we indicate differently in any applicable prospectus supplement or free writing prospectus, the securities initially will be issued in book-entry form and represented by one or more global notes or global securities, or, collectively, global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York, as depositary, or DTC, and registered in the name of Cede & Co., the nominee of DTC. Unless and until it is exchanged for individual certificates evidencing securities under the limited circumstances described below, a global security may not be transferred except as a whole by the depositary to its nominee or by the nominee to the depositary, or by the depositary or its nominee to a successor depositary or to a nominee of the successor depositary.
DTC has advised us that it is:
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a limited-purpose trust company organized under the New York Banking Law;

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a “banking organization” within the meaning of the New York Banking Law;

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a member of the Federal Reserve System;

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a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

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a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among its participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. “Direct participants” in DTC include securities brokers and dealers, including underwriters, banks, trust companies, clearing corporations and other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC. DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others, which we sometimes refer to as indirect participants, that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.
Purchases of securities under the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of the actual purchaser of a security, which we sometimes refer to as a beneficial owner, is in turn recorded on the direct and indirect participants’ records. Beneficial owners of securities will not receive written confirmation from DTC of their purchases. However, beneficial owners are expected to receive written confirmations providing details of their transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which they purchased securities. Transfers of ownership interests in global securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the global securities, except under the limited circumstances described below.
To facilitate subsequent transfers, all global securities deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of securities with DTC and their registration in the name of Cede & Co. or such other nominee will not change the beneficial ownership of the securities. DTC has no knowledge of the actual beneficial owners of the securities. DTC’s records reflect only the identity of the direct participants to whose accounts the securities are credited, which may or may not be the beneficial owners. The participants are responsible for keeping account of their holdings on behalf of their customers.
So long as the securities are in book-entry form, you will receive payments and may transfer securities only through the facilities of the depositary and its direct and indirect participants. We will maintain an office or agency in the location specified in the prospectus supplement for the applicable securities, where notices and demands in respect of the securities and the indenture may be delivered to us and where certificated securities may be surrendered for payment, registration of transfer or exchange.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any legal requirements in effect from time to time.
Redemption notices will be sent to DTC. If less than all of the securities of a particular series are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in the securities of such series to be redeemed.
Neither DTC nor Cede & Co. (or such other DTC nominee) will consent or vote with respect to the securities. Under its usual procedures, DTC will mail an omnibus proxy to us as soon as possible after the record date. The omnibus proxy assigns the consenting or voting rights of Cede & Co. to those direct participants to whose accounts the securities of such series are credited on the record date, identified in a listing attached to the omnibus proxy.
So long as securities are in book-entry form, we will make payments on those securities to the depositary or its nominee, as the registered owner of such securities, by wire transfer of immediately available funds. If securities are issued in definitive certificated form under the limited circumstances described below and unless if otherwise provided in the description of the applicable securities herein or in the applicable prospectus supplement, we will have the option of making payments by check mailed to the addresses of the persons entitled to payment or by wire transfer to bank accounts in the United States designated in writing to the applicable trustee or other designated party at least 15 days before the applicable payment date by the persons entitled to payment, unless a shorter period is satisfactory to the applicable trustee or other designated party.
Redemption proceeds, distributions and dividend payments on the securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us on the payment date in accordance with their respective holdings shown on DTC records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the account of customers in bearer form or registered in “street name.” Those payments will be the responsibility of participants and not of DTC or us, subject to any statutory or regulatory requirements in effect from time to time. Payment of redemption proceeds, distributions and dividend payments to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of payments to direct participants is the responsibility of DTC, and disbursement of payments to the beneficial owners is the responsibility of direct and indirect participants.
Except under the limited circumstances described below, purchasers of securities will not be entitled to have securities registered in their names and will not receive physical delivery of securities. Accordingly, each beneficial owner must rely on the procedures of DTC and its participants to exercise any rights under the securities and the indenture.
The laws of some jurisdictions may require that some purchasers of securities take physical delivery of securities in definitive form. Those laws may impair the ability to transfer or pledge beneficial interests in securities.
DTC may discontinue providing its services as securities depositary with respect to the securities at any time by giving reasonable notice to us. Under such circumstances, in the event that a successor depositary is not obtained, securities certificates are required to be printed and delivered.
As noted above, beneficial owners of a particular series of securities generally will not receive certificates representing their ownership interests in those securities. However, if:
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DTC notifies us that it is unwilling or unable to continue as a depositary for the global security or securities representing such series of securities or if DTC ceases to be a clearing agency registered under the Exchange Act at a time when it is required to be registered and a successor depositary is not appointed within 90 days of the notification to us or of our becoming aware of DTC’s ceasing to be so registered, as the case may be;

•
we determine, in our sole discretion, not to have such securities represented by one or more global securities; or

•
an Event of Default has occurred and is continuing with respect to such series of securities,

we will prepare and deliver certificates for such securities in exchange for beneficial interests in the global securities. Any beneficial interest in a global security that is exchangeable under the circumstances described in the preceding sentence will be exchangeable for securities in definitive certificated form registered in the names that the depositary directs. It is expected that these directions will be based upon directions received by the depositary from its participants with respect to ownership of beneficial interests in the global securities.
Euroclear and Clearstream
If so provided in the applicable prospectus supplement, you may hold interests in a global security through Clearstream Banking S.A., which we refer to as “Clearstream,” or Euroclear Bank S.A./N.V., as operator of the Euroclear System, which we refer to as “Euroclear,” either directly if you are a participant in Clearstream or Euroclear or indirectly through organizations which are participants in Clearstream or Euroclear. Clearstream and Euroclear will hold interests on behalf of their respective participants through customers’ securities accounts in the names of Clearstream and Euroclear, respectively, on the books of their respective U.S. depositaries, which in turn will hold such interests in customers’ securities accounts in such depositaries’ names on DTC’s books.
Clearstream and Euroclear are securities clearance systems in Europe. Clearstream and Euroclear hold securities for their respective participating organizations and facilitate the clearance and settlement of securities transactions between those participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates.
Payments, deliveries, transfers, exchanges, notices and other matters relating to beneficial interests in global securities owned through Euroclear or Clearstream must comply with the rules and procedures of those systems. Transactions between participants in Euroclear or Clearstream, on one hand, and other participants in DTC, on the other hand, are also subject to DTC’s rules and procedures.
Investors will be able to make and receive through Euroclear and Clearstream payments, deliveries, transfers and other transactions involving any beneficial interests in global securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.
Cross-market transfers between participants in DTC, on the one hand, and participants in Euroclear or Clearstream, on the other hand, will be effected through DTC in accordance with the DTC’s rules on behalf of Euroclear or Clearstream, as the case may be, by their respective U.S. depositaries; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (European time) of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its U.S. depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the global securities through DTC, and making or receiving payment in accordance with normal procedures for same-day fund settlement. Participants in Euroclear or Clearstream may not deliver instructions directly to their respective U.S. depositaries.
Due to time zone differences, the securities accounts of a participant in Euroclear or Clearstream purchasing an interest in a global security from a direct participant in DTC will be credited, and any such crediting will be reported to the relevant participant in Euroclear or Clearstream, during the securities settlement processing day (which must be a business day for Euroclear or Clearstream) immediately following the settlement date of DTC. Cash received in Euroclear or Clearstream as a result of sales of interests in a global security by or through a participant in Euroclear or Clearstream to a direct participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream cash account only as of the business day for Euroclear or Clearstream following DTC’s settlement date.

Other
The information in this section of this prospectus concerning DTC, Clearstream, Euroclear and their respective book-entry systems has been obtained from sources that we believe to be reliable, but we do not take responsibility for this information. This information has been provided solely as a matter of convenience. The rules and procedures of DTC, Clearstream and Euroclear are solely within the control of those organizations and could change at any time. Neither we nor the trustee nor any agent of ours or of the trustee has any control over those entities and none of us takes any responsibility for their activities. You are urged to contact DTC, Clearstream and Euroclear or their respective participants directly to discuss those matters. In addition, although we expect that DTC, Clearstream and Euroclear will perform the foregoing procedures, none of them is under any obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. Neither we nor any agent of ours will have any responsibility for the performance or nonperformance by DTC, Clearstream and Euroclear or their respective participants of these or any other rules or procedures governing their respective operations.

SELLING SECURITYHOLDERS
Information about selling securityholders, where applicable, will be set forth in a prospectus supplement, in a post-effective amendment or in filings we make with the SEC under the Exchange Act that are incorporated by reference.

CERTAIN PROVISIONS OF MARYLAND LAW AND OUR CHARTER AND BYLAWS
The following summary of certain provisions of Maryland law and of our charter and bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law, including the MGCL, and our charter and bylaws.
Our Board of Directors
Our charter and bylaws provide that the number of our directors may be established only by our board of directors but may not be fewer than the minimum number required under the MGCL, which is one, nor, unless our bylaws are amended, more than fifteen. Our charter and bylaws provide that, subject to the rights of holders of one or more classes or series of preferred stock, any vacancy on our board of directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any individual elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.
Pursuant to our charter and bylaws, each member of our board of directors is elected by our stockholders to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Holders of our common stock have no right to cumulative voting in the election of directors. In uncontested elections, directors are elected by the affirmative vote of a majority of the total votes cast “for” and “against” each director nominee. In contested elections (i.e., where the number of nominees exceeds the number of directors to be elected), directors are elected by a plurality of the votes cast. This means that the holders of a majority of the outstanding shares of our common stock can effectively elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.
Removal of Directors
Our charter provides that, subject to the rights of holders of any class or series of preferred stock, a director may be removed only for “cause,” and then only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. For this purpose, “cause” means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty. These provisions, when coupled with the exclusive power of our board of directors to fill vacancies on our board of directors, generally precludes stockholders from removing incumbent directors except for “cause” and filling the vacancies created by such removal with their own nominees.
Business Combinations
Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares of stock held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. A corporation’s board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.
Pursuant to the MGCL, our board of directors has by resolution exempted business combinations between us and any other person, provided that the business combination is first approved by our board of directors (including a majority of our directors who are not affiliates or associates of such person). Consequently, the five-year prohibition and the supermajority vote requirements will not apply to a business combination approved by our board of directors, including a majority of our directors who are not affiliates or associates of the person party to the business combination. As a result, any such persons may be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with the supermajority vote requirements and the other provisions of the statute. We cannot assure you that our board of directors will not amend or repeal this resolution in the future.
Control Share Acquisitions
The MGCL provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquiror, an officer of the corporation or an employee of the corporation who is also a director of the corporation are excluded from shares of stock entitled to vote on the matter.
“Control shares” are voting shares of stock that, if aggregated with all other such shares of stock owned by the acquiror, or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

Control shares do not include shares of stock that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares of stock. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved). Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or, if a meeting of stockholders is held at which the voting rights of such shares of stock are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares of stock as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The control share acquisition statute does not apply to (i) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (ii) acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. This provision may be amended or eliminated at any time in the future by our board of directors.
Subtitle 8
Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL that provide, respectively, for:
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a classified board;

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a two-thirds vote requirement for removing a director;

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a requirement that the number of directors be fixed only by vote of the board of directors;

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a requirement that a vacancy on the board of directors be filled only by a vote of the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; and

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a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

Pursuant to Subtitle 8, we have elected to provide that vacancies on our board of directors may be filled only by the remaining directors and that directors elected by the board of directors to fill vacancies will serve for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to Subtitle 8, we also (i) vest in our board the exclusive power to fix the number of directorships and (ii) require, unless called by our Chairman (or any co-chair of our board of directors if more than one), Chief Executive Officer, President or our board of directors, the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting to call a special meeting. We have not elected to be subject to any of the other provision of Subtitle 8, including the provisions that would permit us to classify our board of directors without stockholder approval. Moreover, our charter provides that, without the affirmative vote of a majority of the votes cast on the matter by our stockholders entitled to vote generally in the election of directors, we may not elect to be subject to the provision of Subtitle 8 that permits our board of directors to classify itself.
Anti-takeover Effect of Certain Provisions of Maryland Law and of Our Charter and Bylaws
If the applicable exemption in our bylaws is repealed and the applicable resolution of our board of directors is repealed, the control share acquisition provisions and the business combination provisions of the MGCL, respectively, as well as the provisions in our charter and bylaws, as applicable, on removal of directors and the filling of director vacancies under Subtitle 8 and the restrictions on ownership and transfer of shares of stock, together with the advance notice and stockholder-requested special meeting provisions of our bylaws, alone or in combination, could serve to delay, deter or prevent a transaction or a change in our control that might involve a premium price for holders of our common stock or otherwise be in their best interests.
Amendments to Our Charter and Bylaws
Under the MGCL, a Maryland corporation generally cannot amend its charter unless declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter, is set forth in the charter. As permitted by Maryland law, our charter provides that, except for those amendments permitted to be made without stockholder approval under the MGCL or by specific provision in our charter, amendments to our charter must be declared advisable by our board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.
Our board of directors has the power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. In addition, the stockholders may alter or repeal any provision of our bylaws and adopt new bylaws with the approval by a majority of the votes entitled to be cast on the matter.

Meetings of Stockholders
Pursuant to our bylaws, an annual meeting of our stockholders for the purpose of the election of directors and the transaction of any business will be held on a date and at the time and place set by our board of directors. In addition, our Chairman (or any co-chair of our board of directors if more than one), Chief Executive Officer, President or our board of directors may call a special meeting of our stockholders. A special meeting of our stockholders to act on any matter that may properly be considered at a meeting of our stockholders must also be called by our secretary upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast on such matter at the meeting and containing the information required by our bylaws.
Corporate Opportunities
Pursuant to our charter, if any director of ours who is also an officer, employee or agent of BGO Cold Storage Holdings II, LP, or BentallGreenOaks, D1 Master Holdco II LLC, or D1 Capital, Oxford Property Group, OMERS Administration Corporation, or Oxford, or Stonepeak Aspen Holdings LLC, or Stonepeak, or any of their respective affiliates, acquires knowledge of a potential business opportunity, we renounce any potential interest or expectation in, or right to be offered to participate in, such business opportunity unless it is a retained opportunity (as defined in our charter). A retained opportunity includes any business opportunity of which a director nominated by BentallGreenOaks or Stonepeak or who is an officer, employee or agent of D1 Capital or Oxford becomes aware as a direct result of his or her capacity as a director of the Company and (a) which the Company is financially able to undertake, (b) which the Company is not prohibited by contract or applicable law from pursuing or undertaking, (c) which, from its nature, is in the line of our business, (d) which is of practical advantage to us and (e) in which the Company has an interest or a reasonable expectancy.
Advance Notice of Director Nominations and New Business
Our bylaws provide that nominations of individuals for election to our board of directors and proposals of other business to be considered by stockholders at any annual meeting of our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) by a stockholder present in person or by proxy at the annual meeting who was a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving of notice by the stockholder as provided for in our bylaws and at the time of the meeting (and any postponement or adjustment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures set forth in our bylaws. Stockholders generally must provide notice to our secretary not before the 150th day or after 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of our proxy statement for the preceding year’s annual meeting, provided, that if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, to be timely, a stockholder’s notice must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.
Only the business specified in our notice of the meeting may be brought before a special meeting of our stockholders. Nominations of individuals for election to our board of directors at a special meeting of stockholders may be made only (i) by or at the direction of our board of directors or (ii) provided that the meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving of the notice required by our bylaws and at the time of the meeting (and any postponement or adjustment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions set forth in our bylaws. Stockholders generally must provide notice to our secretary not before the 120th day before such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day before the special meeting or the tenth day after public announcement of the date of the special meeting.

No Stockholder Rights Plan
We do not have a stockholder rights plan, and we will not adopt a stockholder rights plan in the future without (a) the approval of our stockholders or (b) seeking ratification from our stockholders within 12 months of the adoption of the plan if the board of directors determines, in the exercise of its duties under applicable law, that it is in our best interests to adopt a rights plan without the delay of seeking prior stockholder approval.
Exclusive Forum
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, any state court of competent jurisdiction in Maryland, or, if such state courts do not have jurisdiction, the United States District Court located within the State of Maryland will, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any Internal Corporate Claim, as such term is defined in the MGCL, including, without limitation, (i) any action asserting a claim based on an alleged breach of any duty owed by any of our directors, officers or other employees to us or to our stockholders or (ii) any action asserting a claim against us or any of our directors, officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws, or (c) any other action asserting a claim that is governed by the internal affairs doctrine. These choice of forum provisions will not apply to any action or proceeding under federal securities laws or claims arising under the Securities Act, the Exchange Act, or any other claim for which federal courts have exclusive jurisdiction. Furthermore, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the Securities Act. Although our bylaws contain the choice of forum provisions described above, it is possible that a court could rule that such provisions are inapplicable for a particular claim or action or that such provisions are unenforceable. For example, under the Securities Act, federal courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.
Although we believe these provisions will benefit us by limiting costly and time-consuming litigation in multiple forums and by providing increased consistency in the application of applicable law, these exclusive forum provisions may limit the ability of our stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and other employees.
Limitation of Liability and Indemnification of Directors and Officers
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and that is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.
The MGCL requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party to, or witness in, by reason of their service in those or other capacities unless it is established that:
•
the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•
the director or officer actually received an improper personal benefit in money, property or services; or

•
in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or in our right in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:
•
a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•
a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our charter requires us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:
•
any present or former director or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of the Company and at our request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Our charter also permits us, with the approval of our board of directors, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.
In addition, our directors and officers may be entitled to indemnification pursuant to the terms of the partnership agreement of our operating partnership.
Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling us for liability arising under the Securities Act, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.
REIT Qualification
Our charter provides that our board of directors may revoke or otherwise terminate our REIT election, without approval of our stockholders, if the board of directors determines that it is no longer in our best interests to attempt to, or continue to, qualify as a REIT.

FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of material U.S. federal income tax considerations regarding our election to be taxed as a REIT and the purchase, ownership and disposition of our capital stock and our operating partnership’s debt securities. A summary of supplemental U.S. federal income tax considerations relevant to the purchase, ownership and disposition of the securities offered by this prospectus (including debt securities issued by Lineage Europe) may be included in any prospectus supplement or a free writing prospectus that relates to those securities or a document incorporated by reference in such prospectus supplement. For purposes of this discussion, references to “we,” “our” and “us” mean only Lineage, Inc. and do not include any of its subsidiaries, except as otherwise indicated. This summary is for general information only and is not tax advice. The information in this summary is based on:
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the Code;

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current, temporary and proposed Treasury regulations promulgated under the Code, or the Treasury Regulations;

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the legislative history of the Code;

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administrative interpretations and practices of the Internal Revenue Service, or the IRS; and

•
court decisions;

in each case, as of the date of this prospectus. In addition, the administrative interpretations and practices of the IRS include its practices and policies as expressed in private letter rulings that are not binding on the IRS except with respect to the particular taxpayers who requested and received those rulings. The sections of the Code and the corresponding Treasury Regulations that relate to qualification and taxation as a REIT are highly technical and complex. The following discussion sets forth certain material aspects of the sections of the Code that govern the U.S. federal income tax treatment of a REIT and its stockholders and the holders of our operating partnership’s debt securities. This summary is qualified in its entirety by the applicable Code provisions, Treasury Regulations, and administrative and judicial interpretations thereof. Potential tax reforms may result in significant changes to the rules governing U.S. federal income taxation. New legislation, Treasury Regulations, administrative interpretations and practices and/or court decisions may significantly and adversely affect our ability to qualify as a REIT, the U.S. federal income tax consequences of such qualification, or the U.S. federal income tax consequences of an investment in our capital stock or our operating partnership’s debt securities, including those described in this discussion. Moreover, the law relating to the tax treatment of other entities, or an investment in other entities, could change, making an investment in such other entities more attractive relative to an investment in a REIT. Any such changes could apply retroactively to transactions preceding the date of the change. Except as discussed herein, we have not requested, and do not plan to request, any rulings from the IRS that we qualify as a REIT, and the statements in this prospectus are not binding on the IRS or any court. Thus, we can provide no assurance that the tax considerations contained in this discussion will not be challenged by the IRS or will be sustained by a court if challenged by the IRS. This summary does not discuss any state, local or non-U.S. tax consequences, or any tax consequences arising under any U.S. federal tax laws other than U.S. federal income tax laws, associated with the purchase, ownership or disposition of our capital stock or our operating partnership’s debt securities, or our election to be taxed as a REIT.
You are urged to consult your tax advisors regarding the tax consequences to you of:
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the purchase, ownership and disposition of our capital stock or our operating partnership’s debt securities, including the U.S. federal, state, local, non-U.S. and other tax consequences;

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our election to be taxed as a REIT for U.S. federal income tax purposes; and

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potential changes in applicable tax laws.

Taxation of Our Company
General.   We have elected to be taxed as a REIT under Sections 856 through 860 of the Code commencing with our taxable year ended December 31, 2020. We believe that we have been organized and have operated in a manner that has allowed us to qualify for taxation as a REIT under the Code commencing with such taxable year, and we intend to continue to be organized and operate in this manner. However, qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, including through actual operating results, asset composition, distribution levels and diversity of stock ownership. Accordingly, no assurance can be given that we have been organized and have operated, or will continue to be organized and operate, in a manner so as to qualify or remain qualified as a REIT. See “— Failure to Qualify” for potential tax consequences if we fail to qualify as a REIT.
Latham & Watkins LLP has acted as our tax counsel in connection with the filing of this prospectus and our election to be taxed as a REIT. Latham & Watkins LLP has rendered an opinion to us, as of the date of this prospectus, to the effect that, commencing with our taxable year ended December 31, 2020, we have been organized and have operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and our proposed method of operation will enable us to continue to meet the requirements for qualification and taxation as a REIT under the Code. It must be emphasized that this opinion was based on various assumptions and representations as to factual matters, including representations made by us in a factual certificate provided by one or more of our officers. In addition, this opinion was based upon our factual representations set forth in this prospectus. Moreover, our qualification and taxation as a REIT depend upon our ability to meet the various qualification tests imposed under the Code, which are discussed below, including through actual operating results, asset composition, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by Latham & Watkins LLP. Accordingly, no assurance can be given that our actual results of operations for any particular taxable year have satisfied or will satisfy those requirements. Further, the anticipated U.S. federal income tax treatment described herein may be changed, perhaps retroactively, by legislative, administrative or judicial action at any time. Latham & Watkins LLP has no obligation to update its opinion subsequent to the date of such opinion.
Provided we qualify for taxation as a REIT, we generally will not be required to pay U.S. federal corporate income taxes on our REIT taxable income that is currently distributed to our stockholders. This treatment substantially eliminates the “double taxation” that ordinarily results from investment in a C corporation. A C corporation is a corporation that generally is required to pay tax at the corporate level. Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed. We will, however, be required to pay U.S. federal income tax as follows:
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First, we will be required to pay regular U.S. federal corporate income tax on any undistributed REIT taxable income, including undistributed capital gain.

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Second, if we have (1) net income from the sale or other disposition of “foreclosure property” held primarily for sale to customers in the ordinary course of business or (2) other nonqualifying income from foreclosure property, we will be required to pay regular U.S. federal corporate income tax on this income. To the extent that income from foreclosure property is otherwise qualifying income for purposes of the 75% gross income test, this tax is not applicable. Subject to certain other requirements, foreclosure property generally is defined as property we acquired through foreclosure or after a default on a loan secured by the property or a lease of the property.

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Third, we will be required to pay a 100% tax on any net income from prohibited transactions. Prohibited transactions are, in general, sales or other taxable dispositions of property, other than foreclosure property, held as inventory or primarily for sale to customers in the ordinary course of business.

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Fourth, if we fail to satisfy the 75% gross income test or the 95% gross income test, as described below, but have otherwise maintained our qualification as a REIT because certain other requirements are met, we will be required to pay a tax equal to (1) the greater of (A) the amount by which we fail to satisfy the 75% gross income test and (B) the amount by which we fail to satisfy the 95% gross income test, multiplied by (2) a fraction intended to reflect our profitability.

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Fifth, if we fail to satisfy any of the asset tests (other than a de minimis failure of the 5% or 10% asset tests), as described below, due to reasonable cause and not due to willful neglect, and we nonetheless maintain our REIT qualification because of specified cure provisions, we will be required to pay a tax equal to the greater of $50,000 or the U.S. federal corporate income tax rate multiplied by the net income generated by the nonqualifying assets that caused us to fail such test.
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Sixth, if we fail to satisfy any provision of the Code that would result in our failure to qualify as a REIT (other than a violation of the gross income tests or certain violations of the asset tests, as described below) and the violation is due to reasonable cause and not due to willful neglect, we may retain our REIT qualification but we will be required to pay a penalty of $50,000 for each such failure.

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Seventh, we will be required to pay a 4% excise tax to the extent we fail to distribute during each calendar year at least the sum of (1) 85% of our ordinary income for the year, (2) 95% of our capital gain net income for the year, and (3) any undistributed taxable income from prior periods.

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Eighth, if we acquire any asset from a corporation that is or has been a C corporation in a transaction in which our tax basis in the asset is less than the fair market value of the asset, in each case determined as of the date on which we acquired the asset, and we subsequently recognize gain on the disposition of the asset during the five-year period beginning on the date on which we acquired the asset, then we generally will be required to pay regular U.S. federal corporate income tax on this gain to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted tax basis in the asset, in each case determined as of the date on which we acquired the asset (the so-called sting tax). The results described in the foregoing portion of this paragraph with respect to the recognition of gain assume that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the C corporation. Treasury Regulations also apply the rules described above to property transferred to us by a partnership, such as BGLH, that directly or indirectly has partners that are C corporations. Under these rules, any gain that would have been allocated directly or indirectly by the transferor partnership to a C corporation partner, if the property had been sold at fair market value on the date of the contribution of the property to us, would be subject to the sting tax. Under applicable Treasury Regulations, any gain from the sale of property we acquired in an exchange under Section 1031 (a like-kind exchange) or Section 1033 (an involuntary conversion) of the Code generally is excluded from the application of this sting tax.

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Ninth, our subsidiaries that are C corporations and are not qualified REIT subsidiaries, including our taxable REIT subsidiary, or TRS, entities described below, generally will be required to pay regular U.S. federal corporate income tax on their earnings.

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Tenth, we will be required to pay a 100% tax on any “redetermined rents,” “redetermined deductions,” “excess interest” or “redetermined TRS service income,” as described below under “— Penalty Tax.” In general, redetermined rents are rents from real property that are overstated as a result of services furnished to any of our tenants by a TRS of ours. Redetermined deductions and excess interest generally represent amounts that are deducted by a TRS of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Redetermined TRS service income generally represents income of a TRS that is understated as a result of services provided to us or on our behalf.

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Eleventh, we may elect to retain and pay income tax on our net capital gain. In that case, a stockholder would include its proportionate share of our undistributed capital gain (to the extent we make a timely designation of such gain to the stockholder) in its income, would be deemed to have paid the tax that we paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the tax basis of the stockholder in our capital stock.

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Twelfth, if we fail to comply with the requirement to send annual letters to our stockholders holding at least a certain percentage of our stock, as determined under applicable Treasury Regulations, requesting information regarding the actual ownership of our stock, and the failure is not due to reasonable cause or is due to willful neglect, we will be subject to a $25,000 penalty, or if the failure is intentional, a $50,000 penalty.

We and our subsidiaries may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state and local income, property and other taxes on our assets and operations.

We may own properties in other countries, which may impose taxes on our operations within their jurisdictions. We seek to structure our activities to minimize our non-U.S. tax liability. However, there can be no assurance that we will be able to eliminate our non-U.S. tax liability or reduce it to a specified level. Furthermore, as a REIT, both we and our stockholders will derive little or no benefit from foreign tax credits arising from those non-U.S. taxes.
Requirements for Qualification as a REIT.   The Code defines a REIT as a corporation, trust or association:
(1)
that is managed by one or more trustees or directors;

(2)
that issues transferable shares or transferable certificates to evidence its beneficial ownership;

(3)
that would be taxable as a domestic corporation, but for Sections 856 through 860 of the Code;

(4)
that is not a financial institution or an insurance company within the meaning of certain provisions of the Code;

(5)
that is beneficially owned by 100 or more persons;

(6)
not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals, including certain specified entities, during the last half of each taxable year; and

(7)
that meets other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) to (4), inclusive, must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. Conditions (5) and (6) do not apply until after the first taxable year for which an election is made to be taxed as a REIT. For purposes of condition (6), the term “individual” includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but generally does not include a qualified pension plan or profit sharing trust.
We believe that we have been organized and have operated in a manner that has allowed us, and will continue to allow us, to satisfy conditions (1) through (7), inclusive, during the relevant time periods. In addition, our charter provides for restrictions regarding ownership and transfer of our shares that are intended to assist us in continuing to satisfy the share ownership requirements described in conditions (5) and (6) above. A description of the share ownership and transfer restrictions relating to our capital stock is contained in the discussion in this prospectus under the heading “Description of Capital Stock — Restrictions on Ownership and Transfer.” These restrictions, however, do not ensure that we have previously satisfied, and may not ensure that we will, in all cases, be able to continue to satisfy, the share ownership requirements described in conditions (5) and (6) above. If we fail to satisfy these share ownership requirements, then except as provided in the next sentence, our status as a REIT will terminate. If, however, we comply with the rules contained in applicable Treasury Regulations that require us to ascertain the actual ownership of our shares and we do not know, or would not have known through the exercise of reasonable diligence, that we failed to meet the requirement described in condition (6) above, we will be treated as having met this requirement. See “— Failure to Qualify.”
In addition, we may not maintain our status as a REIT unless our taxable year is the calendar year. We have and will continue to have a calendar taxable year.
Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries.   In the case of a REIT that is a partner in a partnership (for purposes of this discussion, references to “partnership” include a limited liability company treated as a partnership for U.S. federal income tax purposes, and references to “partner” include a member in such limited liability company), Treasury Regulations provide that the REIT will be deemed to own its proportionate share of the assets of the partnership based on its interest in partnership capital, subject to special rules relating to the 10% asset test described below. Also, the REIT will be deemed to be entitled to its proportionate share of the income of that entity. The assets and gross income of the partnership retain the same character in the hands of the REIT for purposes of Section 856 of the Code, including satisfying the gross income tests and the asset tests. Thus, our pro rata share of the assets and items of income of our operating partnership, including our operating partnership’s share of these items of any partnership or disregarded entity for U.S. federal income tax purposes in which it owns an interest, is treated as our assets and items of income for purposes of applying the requirements described in this discussion, including the gross income and asset tests described below. A brief summary of the rules governing the U.S. federal income taxation of partnerships is set forth below in “— Tax Aspects of Our Operating Partnership and the Subsidiary Partnerships and Limited Liability Companies.”
We have control of our operating partnership and the subsidiary partnerships and intend to operate them in a manner consistent with the requirements for our qualification as a REIT. If we become a limited partner or non-managing member in any partnership and such entity takes or expects to take actions that could jeopardize our status as a REIT or require us to pay tax, we may be forced to dispose of our interest in such entity. In addition, it is possible that a partnership could take an action which could cause us to fail a gross income or asset test, and that we would not become aware of such action in time to dispose of our interest in the partnership or take other corrective action on a timely basis. In such a case, we could fail to qualify as a REIT unless we were entitled to relief, as described below.
We may from time to time own and operate certain properties through wholly-owned subsidiaries that we intend to be treated as “qualified REIT subsidiaries” under the Code. A corporation (or other entity treated as a corporation for U.S. federal income tax purposes) will qualify as our qualified REIT subsidiary if we own 100% of the corporation’s outstanding stock and do not elect with the subsidiary to treat it as a TRS, as described below. A qualified REIT subsidiary is not treated as a separate corporation, and all assets, liabilities and items of income, gain, loss, deduction and credit of a qualified REIT subsidiary are treated as assets, liabilities and items of income, gain, loss, deduction and credit of the parent REIT for all purposes under the Code, including all REIT qualification tests. Thus, in applying the U.S. federal income tax requirements described in this discussion, any qualified REIT subsidiaries we own are ignored, and all assets, liabilities and items of income, gain, loss, deduction and credit of such corporations are treated as our assets, liabilities and items of income, gain, loss, deduction and credit. A qualified REIT subsidiary is not subject to U.S. federal income tax, and our ownership of the stock of a qualified REIT subsidiary will not violate the restrictions on ownership of securities, as described below under “— Asset Tests.”
Ownership of Interests in TRS Entities.   We and our operating partnership own interests in companies that have elected, together with us, to be treated as our TRS entities, and we may acquire securities in additional TRS entities in the future. A TRS is a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) other than a REIT in which a REIT directly or indirectly holds stock, and that has made a joint election with such REIT to be treated as a TRS. If a TRS owns more than 35% of the total voting power or value of the outstanding securities of another corporation, such other corporation will also be treated as a TRS. Other than some activities relating to lodging and health care facilities, a TRS may generally engage in any business, including the provision of customary or non-customary services to tenants of its parent REIT. A TRS is subject to U.S. federal income tax as a regular C corporation. A REIT is not treated as holding the assets of a TRS or as receiving any income that the TRS earns. Rather, the stock issued by the TRS is an asset in the hands of the REIT, and the REIT generally recognizes as income the dividends, if any, that it receives from the TRS. A REIT’s ownership of securities of a TRS is not subject to the 5% or 10% asset test described below. See “— Asset Tests.” Taxpayers are subject to a limitation on their ability to deduct net business interest generally equal to 30% of adjusted taxable income, subject to certain exceptions. See “— Annual Distribution Requirements.” While not certain, this provision may limit the ability of our TRS entities to deduct interest, which could increase their taxable income.
Ownership of Interests in Subsidiary REITs.   We own and may acquire direct or indirect interests in one or more subsidiaries that have elected or will elect to be treated as REITs under the Code, or Subsidiary REITs. A Subsidiary REIT is subject to the various REIT qualification requirements and other limitations described herein that are applicable to us. If a Subsidiary REIT were to fail to qualify as a REIT, then (i) that Subsidiary REIT would become subject to U.S. federal income tax and (ii) the Subsidiary REIT’s failure to qualify could have an adverse effect on our ability to comply with the REIT income and asset tests, and thus could impair our ability to qualify as a REIT unless we could avail ourselves of certain relief provisions.

Income Tests.   We must satisfy two gross income requirements annually to maintain our qualification as a REIT. First, in each taxable year we must derive directly or indirectly at least 75% of our gross income (excluding gross income from prohibited transactions, certain hedging transactions and certain foreign currency gains) from investments relating to real property or mortgages on real property, including “rents from real property,” dividends from other REITs and, in certain circumstances, interest, or certain types of temporary investments. Second, in each taxable year we must derive at least 95% of our gross income (excluding gross income from prohibited transactions, certain hedging transactions and certain foreign currency gains) from the real property investments described above or dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing. For these purposes, the term “interest” generally does not include any amount received or accrued, directly or indirectly, if the determination of all or some of the amount depends in any way on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term “interest” solely by reason of being based on a fixed percentage or percentages of receipts or sales.
Rents we receive from a tenant will qualify as “rents from real property” for the purpose of satisfying the gross income requirements for a REIT described above only if all of the following conditions are met:
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The amount of rent is not based in whole or in part on the income or profits of any person. However, an amount we receive or accrue generally will not be excluded from the term “rents from real property” solely because it is based on a fixed percentage or percentages of receipts or sales or if it is based on the net income of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the subtenant would qualify as rents from real property if we earned such amounts directly;

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Neither we nor an actual or constructive owner of 10% or more of our capital stock actually or constructively owns 10% or more of the interests in the assets or net profits of a non-corporate tenant, or, if the tenant is a corporation, 10% or more of the total combined voting power of all classes of stock entitled to vote or 10% or more of the total value of all classes of stock of the tenant. Rents we receive from such a tenant that is a TRS of ours, however, will not be excluded from the definition of “rents from real property” as a result of this condition if at least 90% of the space at the property to which the rents relate is leased to third parties, and the rents paid by the TRS are substantially comparable to rents paid by our other tenants for comparable space. Whether rents paid by a TRS are substantially comparable to rents paid by other tenants is determined at the time the lease with the TRS is entered into, extended, or modified, if such modification increases the rents due under such lease. Notwithstanding the foregoing, however, if a lease with a “controlled taxable REIT subsidiary” is modified and such modification results in an increase in the rents payable by such TRS, any such increase will not qualify as “rents from real property.” For purposes of this rule, a “controlled taxable REIT subsidiary” is a TRS in which the parent REIT owns stock possessing more than 50% of the voting power or more than 50% of the total value of the outstanding stock of such TRS;

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Rent attributable to personal property, leased in connection with a lease of real property, is not greater than 15% of the total rent received under the lease. If this condition is not met, then the portion of the rent attributable to personal property will not qualify as “rents from real property.” To the extent that rent attributable to personal property, leased in connection with a lease of real property, exceeds 15% of the total rent received under the lease, we may transfer a portion of such personal property to a TRS; and

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We generally may not operate or manage the property or furnish or render services to our tenants, subject to a 1% de minimis exception and except as provided below. We may, however, perform services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered “rendered to the occupant” of the property. Examples of these services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. In addition, we may employ an independent contractor from whom we derive no revenue to provide customary services to our tenants, or a TRS (which may be wholly or partially owned by us) to provide both customary and non-customary services to our tenants, without causing the rent we receive from those tenants to fail to qualify as “rents from real property.”

Substantially all of the rental income that we receive and anticipate receiving in the future is derived from providing space to customers in our operating partnership’s temperature-controlled storage facilities and certain customary services such as freezing, tempering and handling (which, in some cases, may be provided through an independent contractor or a TRS). Any management, trucking, and logistics operations and non-customary services will be carried out by subsidiaries that have elected or will elect to be treated as TRS entities. We have received a private letter ruling from the IRS substantially to the effect that, if certain conditions are met, (1) amounts we receive for providing space in temperature-controlled warehouses will constitute rents from real property for purposes of the gross income tests and (2) the provision of certain services, including transportation and other supply-chain services to customers, by a TRS will not cause otherwise qualifying amounts received by us from customers for providing space in temperature-controlled warehouses to be nonqualified for purposes of the gross income tests. Our ability to rely on this ruling will depend on the continuing accuracy of the facts and representations made to the IRS in connection with such ruling.
We generally do not intend, and, as the general partner of our operating partnership, we do not intend to permit our operating partnership, to take actions we believe will cause us to fail to satisfy the rental conditions described above or that would prevent us from being able to rely on the private letter ruling received from the IRS. However, we may intentionally fail to satisfy some of these conditions to the extent we determine, based on the advice of our tax counsel, that the failure will not jeopardize our tax status as a REIT. In addition, with respect to the limitation on the rental of personal property, we generally have not obtained appraisals of the real property and personal property leased to tenants. Accordingly, there can be no assurance that the IRS will not disagree with our determinations of value.
From time to time, we may enter into hedging transactions with respect to one or more of our assets or liabilities. Our hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase these items, and futures and forward contracts. Income from a hedging transaction, including gain from the sale or disposition of such a transaction, that is clearly identified as a hedging transaction as specified in the Code will not constitute gross income under, and thus will be exempt from, the 75% and 95% gross income tests. The term “hedging transaction,” as used above, generally means (A) any transaction we enter into in the normal course of our business primarily to manage risk of (1) interest rate changes or fluctuations with respect to borrowings made or to be made by us to acquire or carry real estate assets, or (2) currency fluctuations with respect to an item of qualifying income under the 75% or 95% gross income test or any property which generates such income and (B) new transactions entered into to hedge the income or loss from prior hedging transactions, where any portion of the property or indebtedness which was the subject of the prior hedging transaction was extinguished or disposed of. To the extent that we do not properly identify such transactions as hedges or we hedge with other types of financial instruments, the income from those transactions is not likely to be treated as qualifying income for purposes of the gross income tests. We intend to structure any hedging transactions in a manner that does not jeopardize our status as a REIT.
We have investments in several entities located outside the United States and from time to time may invest in additional entities or properties located outside the United States, through a TRS or otherwise. These acquisitions could cause us to incur foreign currency gains or losses. Any foreign currency gains, to the extent attributable to specified items of qualifying income or gain, or specified qualifying assets, however, generally will not constitute gross income for purposes of the 75% and 95% gross income tests, and therefore will be excluded from these tests.
To the extent our TRS entities pay dividends or interest, our allocable share of such dividend or interest income will qualify under the 95%, but (subject to certain exceptions) not the 75%, gross income test. Notwithstanding the foregoing, our allocable share of such interest would also qualify under the 75% gross income test to the extent the interest is paid on a loan that is adequately secured by real property. Under rules applicable to our non-U.S. TRS entities, we may be required to include certain earnings from such non-U.S. TRS entities in our gross income (whether or not such earnings are distributed to us) for purposes of the 75% and 95% gross income tests, and our allocable share of such earnings will qualify under the 95%, but not the 75%, gross income test.
We will monitor the amount of the dividend and other income from our TRS entities and will take actions intended to keep this income, and any other nonqualifying income, within the limitations of the gross income tests. Although we expect these actions will be sufficient to prevent a violation of the gross income tests, we cannot guarantee that such actions will in all cases prevent such a violation.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for the year if we are entitled to relief under certain provisions of the Code. We generally may make use of the relief provisions if:
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following our identification of the failure to meet the 75% or 95% gross income tests for any taxable year, we file a schedule with the IRS setting forth each item of our gross income for purposes of the 75% or 95% gross income tests for such taxable year in accordance with Treasury Regulations to be issued; and

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our failure to meet these tests was due to reasonable cause and not due to willful neglect.

It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally accrue or receive exceeds the limits on nonqualifying income, the IRS could conclude that our failure to satisfy the tests was not due to reasonable cause. If these relief provisions do not apply to a particular set of circumstances, we will not qualify as a REIT. See “— Failure to Qualify” below. As discussed above in “— General,” even if these relief provisions apply, and we retain our status as a REIT, a tax would be imposed with respect to our nonqualifying income. We may not always be able to comply with the gross income tests for REIT qualification despite periodic monitoring of our income.
Prohibited Transaction Income.   Any gain that we realize on the sale of property (other than any foreclosure property) held as inventory or otherwise held primarily for sale to customers in the ordinary course of business, including our share of any such gain realized by our operating partnership, either directly or through its subsidiary partnerships, will be treated as income from a prohibited transaction that is subject to a 100% penalty tax, unless certain safe harbor exceptions apply. This prohibited transaction income may also adversely affect our ability to satisfy the gross income tests for qualification as a REIT. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances surrounding the particular transaction. As the general partner of our operating partnership, we intend to cause our operating partnership to hold its properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing and owning its properties and to make occasional sales of the properties as are consistent with our investment objectives. We do not intend, and do not intend to permit our operating partnership or its subsidiary partnerships, to enter into any sales that are prohibited transactions. However, the IRS may successfully contend that some or all of the sales made by our operating partnership or its subsidiary partnerships are prohibited transactions. We would be required to pay the 100% penalty tax on our allocable share of the gains resulting from any such sales. The 100% penalty tax will not apply to gains from the sale of assets that are held through a TRS, but such income will be subject to regular U.S. federal corporate income tax.
Penalty Tax.   Any redetermined rents, redetermined deductions, excess interest or redetermined TRS service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a TRS of ours, redetermined deductions and excess interest represent any amounts that are deducted by a TRS of ours for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations, and redetermined TRS service income is income of a TRS that is understated as a result of services provided to us or on our behalf. Rents we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code.
We do not believe we have been, and do not expect to be, subject to this penalty tax, although any rental or service arrangements we enter into from time to time may not satisfy the safe-harbor provisions referenced above. These determinations are inherently factual, and the IRS has broad discretion to assert that amounts paid between related parties should be reallocated to clearly reflect their respective incomes. If the IRS successfully made such an assertion, we would be required to pay a 100% penalty tax on any overstated rents paid to us, or any excess deductions or understated income of our TRS entities.
Asset Tests.   At the close of each calendar quarter of our taxable year, we must also satisfy certain tests relating to the nature and diversification of our assets. First, at least 75% of the value of our total assets must be represented by real estate assets, cash, cash items and U.S. government securities. For purposes of this test, the term “real estate assets” generally means real property (including interests in real property and interests in mortgages on real property or on both real property and, to a limited extent, personal property), shares (or transferable certificates of beneficial interest) in other REITs, any stock or debt instrument attributable to the investment of the proceeds of a stock offering or a public offering of debt with a term of at least five years (but only for the one-year period beginning on the date the REIT receives such proceeds), debt instruments of publicly offered REITs, and personal property leased in connection with a lease of real property for which the rent attributable to personal property is not greater than 15% of the total rent received under the lease.
Second, not more than 25% of the value of our total assets may be represented by securities (including securities of TRS entities), other than those securities includable in the 75% asset test.
Third, of the investments included in the 25% asset class, and except for certain investments in other REITs, our qualified REIT subsidiaries and TRS entities, the value of any one issuer’s securities may not exceed 5% of the value of our total assets, and we may not own more than 10% of the total vote or value of the outstanding securities of any one issuer. Certain types of securities we may own are disregarded as securities solely for purposes of the 10% value test, including, but not limited to, securities satisfying the “straight debt” safe harbor, securities issued by a partnership that itself would satisfy the 75% income test if it were a REIT, any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, solely for purposes of the 10% value test, the determination of our interest in the assets of a partnership in which we own an interest will be based on our proportionate interest in any securities issued by the partnership, excluding for this purpose certain securities described in the Code. From time to time we may own securities (including debt securities) of issuers that do not qualify as a REIT, a qualified REIT subsidiary or a TRS. We intend that our ownership of any such securities will be structured in a manner that allows us to comply with the asset tests described above.
Fourth, not more than 20% (25% for taxable years beginning after December 31, 2025) of the value of our total assets may be represented by the securities of one or more TRS entities. We indirectly own interests in one or more companies that have elected, together with us, to be treated as our TRS entities, and we may acquire securities in additional TRS entities in the future. So long as each of these companies qualifies as a TRS of ours, we will not be subject to the 5% asset test, the 10% voting power limitation or the 10% value limitation with respect to our ownership of the securities of such companies. We hold a portion of our business that could adversely impact our status as a REIT, if conducted directly by the REIT, through one or more TRS entities. We believe that the aggregate value of our TRS entities has not exceeded, and in the future will not exceed, 20% (25% for taxable years beginning after December 31, 2025) of the aggregate value of our gross assets. We generally do not obtain independent appraisals to support these conclusions. In addition, there can be no assurance that the IRS will not disagree with our determinations of value.
Fifth, not more than 25% of the value of our total assets may be represented by debt instruments of publicly offered REITs to the extent those debt instruments would not be real estate assets but for the inclusion of debt instruments of publicly offered REITs in the meaning of real estate assets, as described above (e.g., a debt instrument issued by a publicly offered REIT that is not secured by a mortgage on real property).
The asset tests must be satisfied at the close of each calendar quarter of our taxable year in which we (directly or through any partnership or qualified REIT subsidiary) acquire securities in the applicable issuer, and also at the close of each calendar quarter in which we increase our ownership of securities of such issuer (including as a result of an increase in our interest in any partnership that owns such securities). For example, our indirect ownership of securities of each issuer will increase as a result of our capital contributions to our operating partnership or as limited partners exercise any redemption/exchange rights. Also, after initially meeting the asset tests at the close of any quarter, we will not lose our status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If we fail to satisfy an asset test because we acquire securities or other property during a quarter (including as a result of an increase in our interest in any partnership), we may cure this failure by disposing of sufficient nonqualifying assets within 30 days after the close of that quarter. We believe that we have maintained, and we intend to maintain, adequate records of the value of our assets to ensure compliance with the asset tests. If we fail to cure any noncompliance with the asset tests within the 30-day cure period, we would cease to qualify as a REIT unless we are eligible for certain relief provisions discussed below.

Certain relief provisions may be available to us if we discover a failure to satisfy the asset tests described above after the 30-day cure period. Under these provisions, we will be deemed to have met the 5% and 10% asset tests if the value of our nonqualifying assets (i) does not exceed the lesser of (a) 1% of the total value of our assets at the end of the applicable quarter or (b) $10,000,000, and (ii) we dispose of the nonqualifying assets or otherwise satisfy such tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury Regulations to be issued. For violations of any of the asset tests due to reasonable cause and not due to willful neglect and that are, in the case of the 5% and 10% asset tests, in excess of the de minimis exception described above, we may avoid disqualification as a REIT after the 30-day cure period by taking steps including (i) the disposition of sufficient nonqualifying assets, or the taking of other actions, which allow us to meet the asset tests within (a) six months after the last day of the quarter in which the failure to satisfy the asset tests is discovered or (b) the period of time prescribed by Treasury Regulations to be issued, (ii) paying a tax equal to the greater of (a) $50,000 or (b) the U.S. federal corporate income tax rate multiplied by the net income generated by the nonqualifying assets, and (iii) disclosing certain information to the IRS.
Although we believe we have satisfied the asset tests described above and plan to take steps to ensure that we satisfy such tests for any quarter with respect to which retesting is to occur, there can be no assurance that we will always be successful, or will not require a reduction in our operating partnership’s overall interest in an issuer (including in a TRS). If we fail to cure any noncompliance with the asset tests in a timely manner, and the relief provisions described above are not available, we would cease to qualify as a REIT.
Annual Distribution Requirements.   To maintain our qualification as a REIT, we are required to distribute dividends, other than capital gain dividends, to our stockholders each year in an amount at least equal to the sum of:
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90% of our REIT taxable income; and

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90% of our after-tax net income, if any, from foreclosure property; minus

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the excess of the sum of certain items of non-cash income over 5% of our REIT taxable income.

For these purposes, our REIT taxable income is computed without regard to the dividends paid deduction and our net capital gain. In addition, for purposes of this test, non-cash income generally means income attributable to leveled stepped rents, original issue discount, cancellation of indebtedness, or a like-kind exchange that is later determined to be taxable.
In addition, our REIT taxable income will be reduced by any taxes we are required to pay on any gain we recognize from the disposition of any asset we acquired from a corporation that is or has been a C corporation in a transaction in which our tax basis in the asset is less than the fair market value of the asset, in each case determined as of the date on which we acquired the asset, within the five-year period following our acquisition of such asset, as described above under “— General.”
Except as provided below, a taxpayer’s deduction for net business interest expense will generally be limited to 30% of its taxable income, as adjusted for certain items of income, gain, deduction or loss. Any business interest deduction that is disallowed due to this limitation may be carried forward to future taxable years, subject to special rules applicable to partnerships. If we or any of our subsidiary partnerships (including our operating partnership) are subject to this interest expense limitation, our REIT taxable income for a taxable year may be increased. Taxpayers that conduct certain real estate businesses may elect not to have this interest expense limitation apply to them, provided that they use an alternative depreciation system to depreciate certain property. We believe that we or any of our subsidiary partnerships that are subject to this interest expense limitation will be eligible to make this election. If such election is made, although we or such subsidiary partnership, as applicable, would not be subject to the interest expense limitation described above, depreciation deductions may be reduced and, as a result, our REIT taxable income for a taxable year may be increased.
We generally must pay, or be treated as paying, the distributions described above in the taxable year to which they relate. At our election, a distribution will be treated as paid in a taxable year if it is declared before we timely file our tax return for such year and paid on or before the first regular dividend payment after such declaration, provided such payment is made during the 12-month period following the close of such year.

These distributions are treated as received by our stockholders in the year in which they are paid. This is so even though these distributions relate to the prior year for purposes of the 90% distribution requirement.
In order to be taken into account for purposes of our distribution requirement, except as provided below, the amount distributed must not be preferential — i.e., every stockholder of the class of stock to which a distribution is made must be treated the same as every other stockholder of that class, and no class of stock may be treated other than according to its dividend rights as a class. This preferential dividend limitation will not apply to distributions made by us, provided we qualify as a “publicly offered REIT.” We believe that we are, and expect we will continue to be, a publicly offered REIT. However, Subsidiary REITs we may own from time to time may not be publicly offered REITs. To the extent that we do not distribute all of our net capital gain, or distribute at least 90%, but less than 100%, of our REIT taxable income, as adjusted, we will be required to pay regular U.S. federal corporate income tax on the undistributed amount. We believe that we have made, and we intend to continue to make, timely distributions sufficient to satisfy these annual distribution requirements and to minimize our corporate tax obligations. In this regard, the partnership agreement of our operating partnership authorizes us, as the general partner of our operating partnership, to take such steps as may be necessary to cause our operating partnership to distribute to its partners an amount sufficient to permit us to meet these distribution requirements and to minimize our corporate tax obligation.
We expect that our REIT taxable income will be less than our cash flow because of depreciation and other non-cash charges included in computing REIT taxable income. Accordingly, we anticipate that we generally will have sufficient cash or liquid assets to enable us to satisfy the distribution requirements described above. However, from time to time, we may not have sufficient cash or other liquid assets to meet these distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of income and deduction of expenses in determining our taxable income. In addition, we may decide to retain our cash, rather than distribute it, in order to repay debt or for other reasons. If these timing differences occur, we may borrow funds to pay dividends or pay dividends in the form of taxable stock distributions in order to meet the distribution requirements, while preserving our cash.
Under some circumstances, we may be able to rectify an inadvertent failure to meet the 90% distribution requirement for a year by paying “deficiency dividends” to our stockholders in a later year, which may be included in our deduction for dividends paid for the earlier year. In that case, we may be able to avoid being taxed on amounts distributed as deficiency dividends, subject to the 4% excise tax described below. However, we will be required to pay interest to the IRS based upon the amount of any deduction claimed for deficiency dividends. While the payment of a deficiency dividend will apply to a prior year for purposes of our REIT distribution requirements, it will be treated as an additional distribution to our stockholders in the year such dividend is paid. In addition, if a dividend paid by a REIT (including any of our Subsidiary REITs) is treated as a preferential dividend, in lieu of treating the dividend as not counting toward satisfying the 90% distribution requirement, the IRS may provide a remedy to cure such failure if the IRS determines that such failure is (or is of a type that is) inadvertent or due to reasonable cause and not due to willful neglect.
Furthermore, we will be required to pay a 4% excise tax to the extent we fail to distribute during each calendar year at least the sum of 85% of our ordinary income for such year, 95% of our capital gain net income for the year and any undistributed taxable income from prior periods. Any ordinary income and net capital gain on which U.S. federal corporate income tax is imposed for any year is treated as an amount distributed during that year for purposes of calculating this excise tax.
For purposes of the 90% distribution requirement and excise tax described above, dividends declared during the last three months of the calendar year, payable to stockholders of record on a specified date during such period and paid during January of the following year, will be treated as paid by us and received by our stockholders on December 31 of the year in which they are declared.
Like-Kind Exchanges.   We may dispose of real property that is not held primarily for sale in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require us to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, or deficiency dividends, depending on the facts and circumstances surrounding the particular transaction.

Tax Liabilities and Attributes Inherited in Connection with Acquisitions.   From time to time, we or our operating partnership may acquire other corporations or entities and, in connection with such acquisitions, we may succeed to the historical tax attributes and liabilities of such entities. For example, if we acquire a C corporation and subsequently dispose of its assets within five years of the acquisition, we could be required to pay the built-in gain tax described above under “— General.” In addition, in order to qualify as a REIT, at the end of any taxable year, we must not have any earnings and profits accumulated in a non-REIT year. As a result, if we acquire a C corporation, we must distribute the corporation’s earnings and profits accumulated prior to the acquisition before the end of the taxable year in which we acquire the corporation. We also could be required to pay the acquired entity’s unpaid taxes even though such liabilities arose prior to the time we acquired the entity.
Moreover, we or one of our subsidiaries may from time to time acquire other REITs through a merger or acquisition. If any such REIT failed to qualify as a REIT for any of its taxable years, such REIT would be liable for (and we or our subsidiary, as applicable, as the surviving corporation in the merger or acquisition, would be obligated to pay) regular U.S. federal corporate income tax on its taxable income for such taxable years. In addition, if such REIT was a C corporation at the time of the merger or acquisition, the tax consequences described in the preceding paragraph generally would apply. If such REIT failed to qualify as a REIT for any of its taxable years, but qualified as a REIT at the time of such merger or acquisition, and we acquired such REIT’s assets in a transaction in which our tax basis in the assets of such REIT is determined, in whole or in part, by reference to such REIT’s tax basis in such assets, we generally would be subject to tax on the built-in gain on each asset of such REIT as described above if we were to dispose of the asset in a taxable transaction during the five-year period following such REIT’s requalification as a REIT, subject to certain exceptions. Moreover, even if such REIT qualified as a REIT at all relevant times, we would similarly be liable for other unpaid taxes (if any) of such REIT (such as the 100% tax on gains from any sales treated as “prohibited transactions” as described above under “— Prohibited Transaction Income”).
Furthermore, after our acquisition of another corporation or entity, the asset and income tests will apply to all of our assets, including the assets we acquire from such corporation or entity, and to all of our income, including the income derived from the assets we acquire from such corporation or entity. As a result, the nature of the assets that we acquire from such corporation or entity and the income we derive from those assets may have an effect on our tax status as a REIT.
Failure to Qualify.   If we discover a violation of a provision of the Code that would result in our failure to qualify as a REIT, certain specified cure provisions may be available to us. Except with respect to violations of the gross income tests and asset tests (for which the cure provisions are described above), and provided the violation is due to reasonable cause and not due to willful neglect, these cure provisions generally impose a $50,000 penalty for each violation in lieu of a loss of REIT status. If we fail to satisfy the requirements for taxation as a REIT in any taxable year, and the relief provisions do not apply, we will be required to pay regular U.S. federal corporate income tax, including any applicable alternative minimum tax, on our taxable income. Distributions to stockholders in any year in which we fail to qualify as a REIT will not be deductible by us. As a result, we anticipate that our failure to qualify as a REIT would reduce the cash available for distribution by us to our stockholders. In addition, if we fail to qualify as a REIT, we will not be required to distribute any amounts to our stockholders and all distributions to stockholders will be taxable as regular corporate dividends to the extent of our current and accumulated earnings and profits. In such event, corporate stockholders may be eligible for the dividends- received deduction. In addition, non-corporate stockholders, including individuals, may be eligible for the preferential tax rates on qualified dividend income. Non-corporate stockholders, including individuals, generally may deduct up to 20% of dividends from a REIT, other than capital gain dividends and dividends treated as qualified dividend income, for purposes of determining their U.S. federal income tax (but not for purposes of the 3.8% Medicare tax), subject to certain holding period requirements and other limitations. If we fail to qualify as a REIT, such stockholders may not claim this deduction with respect to dividends paid by us. Unless entitled to relief under specific statutory provisions, we would also be ineligible to elect to be treated as a REIT for the four taxable years following the year for which we lose our qualification. It is not possible to state whether in all circumstances we would be entitled to this statutory relief.
Tax Aspects of Our Operating Partnership and the Subsidiary Partnerships and Limited Liability Companies
General.   All of our investments are held indirectly through our operating partnership. In addition, our operating partnership holds certain of its investments indirectly through subsidiary partnerships and limited liability companies that we believe are and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners of such partnerships are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership. We will include in our income our share of these partnership items for purposes of the various gross income tests, the computation of our REIT taxable income, and the REIT distribution requirements. Moreover, for purposes of the asset tests, we will include our pro rata share of assets held by our operating partnership, including its share of the assets of its subsidiary partnerships, based on our capital interests in each such entity. See “— Taxation of Our Company — Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries.” A disregarded entity is not treated as a separate entity for U.S. federal income tax purposes, and all assets, liabilities and items of income, gain, loss, deduction and credit of a disregarded entity are treated as assets, liabilities and items of income, gain, loss, deduction and credit of its parent that is not a disregarded entity (e.g., our operating partnership) for all purposes under the Code, including all REIT qualification tests.
Entity Classification.   Our interests in our operating partnership and the subsidiary partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships or disregarded entities for U.S. federal income tax purposes. For example, an entity that would otherwise be treated as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met. A partnership would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury Regulations. We do not anticipate that our operating partnership or any subsidiary partnership will be treated as a publicly traded partnership that is taxable as a corporation. However, if any such entity were treated as a corporation, it would be required to pay an entity-level tax on its income. In this situation, the character of our assets and items of gross income would change and could prevent us from satisfying the REIT asset tests and possibly the REIT income tests. See “— Taxation of Our Company — Asset Tests” and “— Income Tests.” This, in turn, could prevent us from qualifying as a REIT. See “— Taxation of Our Company — Failure to Qualify” for a discussion of the effect of our failure to meet these tests. In addition, a change in the tax status of our operating partnership or a subsidiary treated as a partnership or disregarded entity to a corporation might be treated as a taxable event. If so, we might incur a tax liability without any related cash payment. We believe our operating partnership and each of the subsidiary partnerships and limited liability companies are and will continue to be treated as partnerships or disregarded entities for U.S. federal income tax purposes.
Allocations of Items of Income, Gain, Loss and Deduction.   A partnership agreement (or, in the case of a limited liability company treated as a partnership for U.S. federal income tax purposes, the limited liability company agreement) generally will determine the allocation of income and loss among partners. These allocations, however, will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the Treasury Regulations thereunder. Generally, Section 704(b) of the Code and the Treasury Regulations thereunder require that partnership allocations respect the economic arrangement of the partners. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The allocations of taxable income and loss of our operating partnership and any subsidiaries that are treated as partnerships for U.S. federal income tax purposes are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder.
Tax Allocations With Respect to the Properties.   Under Section 704(c) of the Code, items of income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated in a manner so that the contributing partner is charged with the unrealized gain or benefits from the unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time. These allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.
Our operating partnership may, from time to time, acquire interests in property in exchange for interests in our operating partnership. In that case, the tax basis of these property interests generally will carry over to our operating partnership, notwithstanding their different book (i.e., fair market) value. The partnership agreement requires that income and loss allocations with respect to these properties be made in a manner consistent with Section 704(c) of the Code. Treasury Regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for book-tax differences. Depending on the method we choose in connection with any particular contribution, the carryover basis of each of the contributed interests in the properties in the hands of our operating partnership (1) could cause us to be allocated lower amounts of depreciation deductions for tax purposes than would be allocated to us if any of the contributed properties were to have a tax basis equal to its respective fair market value at the time of the contribution and (2) could cause us to be allocated taxable gain in the event of a sale of such contributed interests or properties in excess of the economic or book income allocated to us as a result of such sale, with a corresponding benefit to the other partners in our operating partnership. An allocation described above might cause us to recognize taxable income in excess of cash proceeds in the event of a sale or other disposition of property, which might adversely affect our ability to comply with the REIT distribution requirements. See “— Taxation of Our Company — Requirements for Qualification as a REIT” and “— Annual Distribution Requirements.”
Any property acquired by our operating partnership in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code generally will not apply.
Partnership Audit Rules.   Under current tax law, subject to certain exceptions, any audit adjustment to items of income, gain, loss, deduction, or credit of a partnership (and any partner’s distributive share thereof) is determined, and taxes, interest, or penalties attributable thereto are assessed and collected, at the partnership level. It is possible that these rules could result in partnerships in which we directly or indirectly invest, including our operating partnership, being required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of these partnerships, could be required to bear the economic burden of those taxes, interest, and penalties even though we, as a REIT, may not otherwise have been required to pay additional corporate-level taxes as a result of the related audit adjustment. Investors are urged to consult their tax advisors with respect to these rules and their potential impact on their investment in our capital stock.
Material U.S. Federal Income Tax Consequences to Holders of Our Capital Stock and Our Operating Partnership’s Debt Securities
The following discussion is a summary of the material U.S. federal income tax consequences to you of purchasing, owning and disposing of our capital stock or our operating partnership’s debt securities. This discussion is limited to holders who hold our capital stock or our operating partnership’s debt securities as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the alternative minimum tax. In addition, except where specifically noted, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•
U.S. expatriates and former citizens or long-term residents of the United States;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
persons holding our capital stock or our operating partnership’s debt securities as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•
banks, insurance companies, and other financial institutions;

•
REITs or regulated investment companies;

•
brokers, dealers or traders in securities;

•
“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•
tax-exempt organizations or governmental organizations;

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to our capital stock or our operating partnership’s debt securities being taken into account in an applicable financial statement;

•
persons deemed to sell our capital stock or our operating partnership’s debt securities under the constructive sale provisions of the Code;

•
tax-qualified retirement plans; and

•
persons who hold or receive our capital stock pursuant to the exercise of any employee stock option or otherwise as compensation.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR CAPITAL STOCK OR OUR OPERATING PARTNERSHIP’S DEBT SECURITIES ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of our capital stock or our operating partnership’s debt securities that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “non-U.S. holder” is any beneficial owner of our capital stock or our operating partnership’s debt securities that is neither a U.S. holder nor an entity treated as a partnership for U.S. federal income tax purposes.
If an entity treated as a partnership for U.S. federal income tax purposes holds our capital stock or our operating partnership’s debt securities, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our capital stock or our operating partnership’s debt securities and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
Taxation of Taxable U.S. Holders of Our Capital Stock
Distributions Generally.   Distributions out of our current or accumulated earnings and profits will be treated as dividends and, other than with respect to capital gain dividends and certain amounts which have previously been subject to corporate level tax, as discussed below, will be taxable to our taxable U.S. holders as ordinary income when actually or constructively received. See “— Tax Rates” below. As long as we qualify as a REIT, these distributions will not be eligible for the dividends-received deduction in the case of U.S.

holders that are corporations or, except to the extent described in “— Tax Rates” below, the preferential rates on qualified dividend income applicable to non-corporate U.S. holders, including individuals. For purposes of determining whether distributions to holders of our capital stock are out of our current or accumulated earnings and profits, our earnings and profits will be allocated first to our outstanding preferred stock, if any, and then to our outstanding common stock.
To the extent that we make distributions on our capital stock in excess of our current and accumulated earnings and profits allocable to such stock, these distributions will be treated first as a tax-free return of capital to a U.S. holder to the extent of the U.S. holder’s adjusted tax basis in such shares of stock. This treatment will reduce the U.S. holder’s adjusted tax basis in such shares of stock by such amount, but not below zero. Distributions in excess of our current and accumulated earnings and profits and in excess of a U.S. holder’s adjusted tax basis in its shares will be taxable as capital gain. Such gain will be taxable as long-term capital gain if the shares have been held for more than one year. Dividends we declare in October, November, or December of any year and which are payable to a holder of record on a specified date in any of these months will be treated as both paid by us and received by the holder on December 31 of that year, provided we actually pay the dividend on or before January 31 of the following year. U.S. holders may not include in their own income tax returns any of our net operating losses or capital losses.
U.S. holders that receive taxable stock distributions, including distributions partially payable in our capital stock and partially payable in cash, would be required to include the full amount of the distribution (i.e., the cash and the stock portion) as a dividend (subject to limited exceptions) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes, as described above. The amount of any distribution payable in our capital stock generally is equal to the amount of cash that could have been received instead of the capital stock. Depending on the circumstances of a U.S. holder, the tax on the distribution may exceed the amount of the distribution received in cash, in which case such U.S. holder would have to pay the tax using cash from other sources. If a U.S. holder sells the capital stock it received in connection with a taxable stock distribution in order to pay this tax and the proceeds of such sale are less than the amount required to be included in income with respect to the stock portion of the distribution, such U.S. holder could have a capital loss with respect to the stock sale that could not be used to offset such income. A U.S. holder that receives capital stock pursuant to such distribution generally has a tax basis in such capital stock equal to the amount of cash that could have been received instead of such capital stock as described above, and has a holding period in such capital stock that begins on the day immediately following the payment date for the distribution.
Capital Gain Dividends.   Dividends that we properly designate as capital gain dividends will generally be taxable to our taxable U.S. holders as a gain from the sale or disposition of a capital asset held for more than one year, to the extent that such gain does not exceed our actual net capital gain for the taxable year, and may not exceed our dividends paid for the taxable year, including dividends paid the following year that are treated as paid in the current year. U.S. holders that are corporations may, however, be required to treat up to 20% of certain capital gain dividends as ordinary income. If we properly designate any portion of a dividend as a capital gain dividend, then, except as otherwise required by law, we presently intend to allocate a portion of the total capital gain dividends paid or made available to holders of all classes of our capital stock for the year to the holders of each class of our capital stock in proportion to the amount that our total dividends, as determined for U.S. federal income tax purposes, paid or made available to the holders of each such class of our capital stock for the year bears to the total dividends, as determined for U.S. federal income tax purposes, paid or made available to holders of all classes of our capital stock for the year. In addition, except as otherwise required by law, we will make a similar allocation with respect to any undistributed long-term capital gains which are to be included in our stockholders’ long-term capital gains, based on the allocation of the capital gain amount which would have resulted if those undistributed long-term capital gains had been distributed as “capital gain dividends” by us to our stockholders.
Retention of Net Capital Gains.   We may elect to retain, rather than distribute as a capital gain dividend, all or a portion of our net capital gains. If we make this election, we would pay tax on our retained net capital gains. In addition, to the extent we so elect, our earnings and profits (determined for U.S. federal income tax purposes) would be adjusted accordingly, and a U.S. holder generally would:
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include its pro rata share of our undistributed capital gain in computing its long-term capital gains in its U.S. federal income tax return for its taxable year in which the last day of our taxable year falls, subject to certain limitations as to the amount that is includable;

•
be deemed to have paid its share of the capital gains tax imposed on us on the designated amounts included in the U.S. holder’s income as long-term capital gain;

•
receive a credit or refund for the amount of tax deemed paid by it;

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increase the adjusted tax basis of its capital stock by the difference between the amount of includable gains and the tax deemed to have been paid by it; and

•
in the case of a U.S. holder that is a corporation, appropriately adjust its earnings and profits for the retained capital gains in accordance with Treasury Regulations to be promulgated by the IRS.

Passive Activity Losses and Investment Interest Limitations.   Distributions we make and gain arising from the sale or exchange of our capital stock by a U.S. holder will not be treated as passive activity income. As a result, U.S. holders generally will not be able to apply any “passive losses” against this income or gain. A U.S. holder generally may elect to treat capital gain dividends, capital gains from the disposition of our capital stock and income designated as qualified dividend income, as described in “— Tax Rates” below, as investment income for purposes of computing the investment interest limitation, but in such case, the holder will be taxed at ordinary income rates on such amount. Other distributions made by us, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation.
Dispositions of Our Capital Stock.   Except as described below under “— Taxation of Taxable U.S. Holders of Our Capital Stock — Redemption or Repurchase by Us,” if a U.S. holder sells or disposes of shares of our capital stock, it will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale or other disposition and the holder’s adjusted tax basis in the shares. This gain or loss, except as provided below, will be long-term capital gain or loss if the holder has held such capital stock for more than one year. However, if a U.S. holder recognizes a loss upon the sale or other disposition of capital stock that it has held for six months or less, after applying certain holding period rules, the loss recognized will be treated as a long-term capital loss to the extent the U.S. holder received distributions from us which were required to be treated as long-term capital gains. The deductibility of capital losses is subject to limitations.
Redemption or Repurchase by Us.   A redemption or repurchase of shares of our capital stock will be treated under Section 302 of the Code as a distribution (and taxable as a dividend to the extent of our current and accumulated earnings and profits as described above under “— Distributions Generally”) unless the redemption or repurchase satisfies one of the tests set forth in Section 302(b) of the Code and is therefore treated as a sale or exchange of the redeemed or repurchased shares. The redemption or repurchase generally will be treated as a sale or exchange if it:
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is “substantially disproportionate” with respect to the U.S. holder,

•
results in a “complete redemption” of the U.S. holder’s stock interest in us, or

•
is “not essentially equivalent to a dividend” with respect to the U.S. holder,

all within the meaning of Section 302(b) of the Code.
In determining whether any of these tests has been met, shares of our capital stock, including common stock and other equity interests in us, considered to be owned by the U.S. holder by reason of certain constructive ownership rules set forth in the Code, as well as shares of our capital stock actually owned by the U.S. holder, generally must be taken into account. Because the determination as to whether any of the alternative tests of Section 302(b) of the Code will be satisfied with respect to the U.S. holder depends upon the facts and circumstances at the time that the determination must be made, U.S. holders are advised to consult their tax advisors to determine such tax treatment.
If a redemption or repurchase of shares of our capital stock is treated as a distribution, the amount of the distribution will be measured by the amount of cash and the fair market value of any property received. See “— Distributions Generally.” A U.S. holder’s adjusted tax basis in the redeemed or repurchased shares generally will be transferred to the holder’s remaining shares of our capital stock, if any. If a U.S. holder owns no other shares of our capital stock, under certain circumstances, such basis may be transferred to a related person or it may be lost entirely. Prospective investors should consult their tax advisors regarding the U.S. federal income tax consequences of a redemption or repurchase of our capital stock.
If a redemption or repurchase of shares of our capital stock is not treated as a distribution, it will be treated as a taxable sale or exchange in the manner described under “— Dispositions of Our Capital Stock.”
Tax Rates.   The maximum tax rate for non-corporate taxpayers for (1) long-term capital gains, including certain “capital gain dividends,” generally is 20% (although depending on the characteristics of the assets which produced these gains and on designations which we may make, certain capital gain dividends may be taxed at a 25% rate) and (2) “qualified dividend income” generally is 20%. In general, dividends payable by REITs are not eligible for the reduced tax rate on qualified dividend income, except to the extent that certain holding period requirements have been met and the REIT’s dividends are attributable to dividends received from taxable corporations (such as its TRS entities) or to income that was subject to tax at the corporate/REIT level (for example, if the REIT distributed taxable income that it retained and paid tax on in the prior taxable year). Capital gain dividends will only be eligible for the rates described above to the extent that they are properly designated by the REIT as “capital gain dividends.” U.S. holders that are corporations may be required to treat up to 20% of some capital gain dividends as ordinary income. In addition, non-corporate U.S. holders, including individuals, generally may deduct up to 20% of dividends from a REIT, other than capital gain dividends and dividends treated as qualified dividend income, for purposes of determining their U.S. federal income tax (but not for purposes of the 3.8% Medicare tax), subject to certain holding period requirements and other limitations.
Taxation of Tax-Exempt Holders of Our Capital Stock
Dividend income from us and gain arising upon a sale of shares of our capital stock generally should not be unrelated business taxable income, or UBTI, to a tax-exempt holder, except as described below. This income or gain will be UBTI, however, to the extent a tax-exempt holder holds its shares as “debt-financed property” within the meaning of the Code. Generally, “debt-financed property” is property the acquisition or holding of which was financed through a borrowing by the tax-exempt holder.
For tax-exempt holders that are social clubs, voluntary employee benefit associations or supplemental unemployment benefit trusts exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9) or (c)(17) of the Code, respectively, income from an investment in our shares will constitute UBTI unless the organization is able to properly claim a deduction for amounts set aside or placed in reserve for specific purposes so as to offset the income generated by its investment in our shares. These prospective investors should consult their tax advisors concerning these “set aside” and reserve requirements.
Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” may be treated as UBTI as to certain trusts that hold more than 10%, by value, of the interests in the REIT. A REIT will not be a “pension-held REIT” if it is able to satisfy the “not closely held” requirement without relying on the “look-through” exception with respect to certain trusts or if such REIT is not “predominantly held” by “qualified trusts.” As a result of restrictions on ownership and transfer of our stock contained in our charter, we do not expect to be classified as a “pension-held REIT,” and as a result, the tax treatment described above should be inapplicable to our holders. However, because our common stock is publicly traded as of the date of this prospectus (and, we anticipate, will continue to be publicly traded), we cannot guarantee that this will always be the case.
Taxation of Non-U.S. Holders of Our Capital Stock
The following discussion addresses the rules governing U.S. federal income taxation of the purchase, ownership and disposition of our capital stock by non-U.S. holders. These rules are complex, and no attempt is made herein to provide more than a brief summary of such rules. Accordingly, the discussion does not address all aspects of U.S. federal income taxation and does not address other federal, state, local or non-U.S. tax consequences that may be relevant to a non-U.S. holder in light of its particular circumstances. We urge non-U.S. holders to consult their tax advisors to determine the impact of U.S. federal, state, local and non-U.S. income and other tax laws and any applicable tax treaty on the purchase, ownership and disposition of shares of our capital stock, including any reporting requirements.

Distributions Generally.   Distributions (including any taxable stock distributions) that are neither attributable to gains from sales or exchanges by us of United States real property interests, or USRPIs, nor designated by us as capital gain dividends (except as described below) will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits. Such distributions ordinarily will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty, unless the distributions are treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable). Under certain treaties, however, lower withholding rates generally applicable to dividends do not apply to dividends from a REIT. Certain certification and disclosure requirements must be satisfied for a non-U.S. holder to be exempt from withholding under the effectively connected income exemption. Dividends that are treated as effectively connected with a U.S. trade or business generally will not be subject to withholding but will be subject to U.S. federal income tax on a net basis at the regular rates, in the same manner as dividends paid to U.S. holders are subject to U.S. federal income tax. Any such dividends received by a non-U.S. holder that is a corporation may also be subject to an additional branch profits tax at a 30% rate (applicable after deducting U.S. federal income taxes paid on such effectively connected income) or such lower rate as may be specified by an applicable income tax treaty.
Except as otherwise provided below, we expect to withhold U.S. federal income tax at the rate of 30% on any distributions made to a non-U.S. holder unless:
(1)
a lower treaty rate applies and the non-U.S. holder furnishes an IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) evidencing eligibility for that reduced treaty rate; or

(2)
the non-U.S. holder furnishes an IRS Form W-8ECI (or other applicable documentation) claiming that the distribution is income effectively connected with the non-U.S. holder’s trade or business.

Distributions in excess of our current and accumulated earnings and profits will not be taxable to a non-U.S. holder to the extent that such distributions do not exceed the adjusted tax basis of the holder’s capital stock, but rather will reduce the adjusted tax basis of such stock. To the extent that such distributions exceed the non-U.S. holder’s adjusted tax basis in such capital stock, they generally will give rise to gain from the sale or exchange of such stock, the tax treatment of which is described below. However, such excess distributions may be treated as dividend income for certain non-U.S. holders that are “qualified shareholders” (as defined below). For withholding purposes, we expect to treat all distributions as made out of our current or accumulated earnings and profits. However, amounts withheld may be refundable if it is subsequently determined that the distribution was, in fact, in excess of our current and accumulated earnings and profits, provided that certain conditions are met.
Capital Gain Dividends and Distributions Attributable to a Sale or Exchange of United States Real Property Interests.   Distributions to a non-U.S. holder that we properly designate as capital gain dividends, other than those arising from the disposition of a USRPI, generally should not be subject to U.S. federal income taxation, unless:
(1)
the investment in our capital stock is treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), in which case the non-U.S. holder will be subject to the same treatment as U.S. holders with respect to such gain, except that a non-U.S. holder that is a corporation may also be subject to a branch profits tax of up to 30%, as discussed above; or

(2)
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case the non-U.S. holder will be subject to U.S. federal income tax at a rate of 30% on the non-U.S. holder’s capital gains (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of such non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Pursuant to the Foreign Investment in Real Property Tax Act, which is referred to as “FIRPTA,” distributions to a non-U.S. holder that are attributable to gain from sales or exchanges by us of USRPIs, whether or not designated as capital gain dividends, will cause the non-U.S. holder to be treated as recognizing such gain as income effectively connected with a U.S. trade or business. Non-U.S. holders generally would be taxed at the regular rates applicable to U.S. holders, subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. We also will be required to withhold and to remit to the IRS 21% of any distribution to non-U.S. holders attributable to gain from sales or exchanges by us of USRPIs. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a non-U.S. holder that is a corporation. The amount withheld is creditable against the non-U.S. holder’s U.S. federal income tax liability. However, any distribution with respect to any class of stock that is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market located in the United States is not subject to FIRPTA, and therefore, not subject to the 21% U.S. withholding tax described above, if the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of the distribution. Instead, such distributions generally will be treated as ordinary dividend distributions and subject to withholding in the manner described above with respect to ordinary dividends. In addition, distributions to certain non-U.S. publicly traded shareholders that meet certain record-keeping and other requirements (“qualified shareholders”) are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our capital stock. Furthermore, distributions to certain “qualified foreign pension funds” or entities all of the interests of which are held by such “qualified foreign pension funds” are exempt from FIRPTA. Non-U.S. holders should consult their tax advisors regarding the application of these rules.
Retention of Net Capital Gains.   Although the law is not clear on the matter, it appears that amounts we designate as retained net capital gains in respect of our capital stock should be treated with respect to non-U.S. holders as actual distributions of capital gain dividends. Under this approach, the non-U.S. holders may be able to offset as a credit against their U.S. federal income tax liability their proportionate share of the tax paid by us on such retained net capital gains and to receive from the IRS a refund to the extent their proportionate share of such tax paid by us exceeds their actual U.S. federal income tax liability. If we were to designate any portion of our net capital gain as retained net capital gain, non-U.S. holders should consult their tax advisors regarding the taxation of such retained net capital gain.
Sale of Our Capital Stock.   Except as described below under “— Redemption or Repurchase by Us,” gain realized by a non-U.S. holder upon the sale, exchange or other taxable disposition of our capital stock generally will not be subject to U.S. federal income tax unless such stock constitutes a USRPI. In general, stock of a domestic corporation that constitutes a “United States real property holding corporation,” or USRPHC, will constitute a USRPI. We believe that we are a USRPHC. Our capital stock will not, however, constitute a USRPI so long as we are a “domestically controlled qualified investment entity.” A “domestically controlled qualified investment entity” includes a REIT in which at all times during a five-year testing period less than 50% in value of its stock is held directly or indirectly by non-United States persons, subject to certain ownership rules. For purposes of determining whether a REIT is a “domestically controlled qualified investment entity,” ownership generally will be determined by looking through certain pass-through entities and certain other entities. Notwithstanding the foregoing ownership rules, a person who at all applicable times holds less than 5% of a class of a REIT’s stock that is “regularly traded” on an established securities market in the United States is treated as a United States person unless the REIT has actual knowledge that such person (i) is not a United States person or (ii) in certain cases, is a foreign-controlled entity. We believe, but cannot guarantee, that we are a “domestically controlled qualified investment entity.” Although we believe based, in part, on representations from our investors that we are a domestically controlled qualified investment entity, and our charter includes restrictions on ownership and transfer of our stock that are intended to preserve our status as a domestically controlled qualified investment entity until July 26, 2027, such restrictions may not prevent all transfers or other events that could result in our failing to qualify as a domestically controlled qualified investment entity, and there can be no assurance that we are, or will continue to be, a domestically controlled qualified investment entity.
Even if we do not qualify as a “domestically controlled qualified investment entity” at the time a non-U.S. holder sells our capital stock, gain realized from the sale or other taxable disposition by a non-U.S. holder of such capital stock would not be subject to U.S. federal income tax under FIRPTA as a sale of a USRPI if:

(1)
such class of stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market such as Nasdaq; and

(2)
such non-U.S. holder owned, actually and constructively, 10% or less of such class of stock throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the non-U.S. holder’s holding period.

In addition, dispositions of our capital stock by qualified shareholders are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of our capital stock. Furthermore, dispositions of our capital stock by certain “qualified foreign pension funds” or entities all of the interests of which are held by such “qualified foreign pension funds” are exempt from FIRPTA. Non-U.S. holders should consult their tax advisors regarding the application of these rules.
Notwithstanding the foregoing, gain from the sale, exchange or other taxable disposition of our capital stock not otherwise subject to FIRPTA will be taxable to a non-U.S. holder if either (a) the investment in our capital stock is treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. holder will be subject to the same treatment as U.S. holders with respect to such gain, except that a non-U.S. holder that is a corporation may also be subject to the 30% branch profits tax (or such lower rate as may be specified by an applicable income tax treaty) on such gain, as adjusted for certain items, or (b) the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case the non-U.S. holder will be subject to a 30% tax on the non-U.S. holder’s capital gains (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses. In addition, even if we are a domestically controlled qualified investment entity, upon disposition of our capital stock, a non-U.S. holder may be treated as having gain from the sale or other taxable disposition of a USRPI if the non-U.S. holder (1) disposes of such stock within a 30-day period preceding the ex-dividend date of a distribution, any portion of which, but for the disposition, would have been treated as gain from the sale or exchange of a USRPI and (2) acquires, or enters into a contract or option to acquire, or is deemed to acquire, other shares of that stock during the 61-day period beginning with the first day of the 30-day period described in clause (1), unless such class of stock is “regularly traded” and the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of the distribution described in clause (1).
If gain on the sale, exchange or other taxable disposition of our capital stock were subject to taxation under FIRPTA, the non-U.S. holder would be required to file a U.S. federal income tax return and would be subject to regular U.S. federal income tax with respect to such gain in the same manner as a taxable U.S. holder (subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). In addition, if the sale, exchange or other taxable disposition of our capital stock were subject to taxation under FIRPTA, and if shares of the applicable class of our capital stock were not “regularly traded” on an established securities market, the purchaser of such capital stock generally would be required to withhold and remit to the IRS 15% of the purchase price.
Redemption or Repurchase by Us.   A redemption or repurchase of shares of our capital stock will be treated under Section 302 of the Code as a distribution (and taxable as a dividend to the extent of our current and accumulated earnings and profits) unless the redemption or repurchase satisfies one of the tests set forth in Section 302(b) of the Code and is therefore treated as a sale or exchange of the redeemed or repurchased shares. See “— Taxation of Taxable U.S. Holders of Our Capital Stock — Redemption or Repurchase by Us.” Qualified shareholders and their owners may be subject to different rules, and should consult their tax advisors regarding the application of such rules. If the redemption or repurchase of shares is treated as a distribution, the amount of the distribution will be measured by the amount of cash and the fair market value of any property received. See “— Taxation of Non-U.S. Holders of Our Capital

Stock — Distributions Generally” above. If the redemption or repurchase of shares is not treated as a distribution, it will be treated as a taxable sale or exchange in the manner described above under “— Sale of Our Capital Stock.”
Taxation of Holders of Our Operating Partnership’s Debt Securities
The following summary describes certain material U.S. federal income tax consequences of purchasing, owning and disposing of debt securities issued by our operating partnership. This discussion assumes the debt securities will be issued with less than a statutory de minimis amount of original issue discount for U.S. federal income tax purposes. In addition, this discussion is limited to persons purchasing the debt securities for cash at original issue and at their original “issue price” within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the debt securities is sold to the public for cash).
U.S. Holders
Payments of Interest.   Interest on a debt security generally will be taxable to a U.S. holder as ordinary income at the time such interest is received or accrued, in accordance with such U.S. holder’s method of accounting for U.S. federal income tax purposes.
Sale or Other Taxable Disposition.   A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a debt security. The amount of such gain or loss generally will be equal to the difference between the amount received for the debt security in cash or other property valued at fair market value (less amounts attributable to any accrued but unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the debt security. A U.S. holder’s adjusted tax basis in a debt security generally will be equal to the amount the U.S. holder paid for the debt security. Any gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder has held the debt security for more than one year at the time of such sale or other taxable disposition. Otherwise, such gain or loss will be short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, generally will be taxable at reduced rates. The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
Payments of Interest.   Interest paid on a debt security to a non-U.S. holder that is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States generally will not be subject to U.S. federal income tax or withholding, provided that:
•
the non-U.S. holder does not, actually or constructively, own 10% or more of our operating partnership’s capital or profits;

•
the non-U.S. holder is not a controlled foreign corporation related to our operating partnership through actual or constructive stock ownership; and

•
either (1) the non-U.S. holder certifies in a statement provided to the applicable withholding agent under penalties of perjury that it is not a United States person and provides its name and address; (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the debt security on behalf of the non-U.S. holder certifies to the applicable withholding agent under penalties of perjury that it, or the financial institution between it and the non-U.S. holder, has received from the non-U.S. holder a statement under penalties of perjury that such holder is not a United States person and provides the applicable withholding agent with a copy of such statement; or (3) the non-U.S. holder holds its debt security directly through a “qualified intermediary” (within the meaning of the applicable Treasury Regulations) and certain conditions are satisfied.

If a non-U.S. holder does not satisfy the requirements above, such non-U.S. holder will be subject to withholding tax of 30%, unless such non-U.S. holder is entitled to a reduction in or an exemption from withholding on such interest as a result of an applicable tax treaty. To claim such entitlement, the non-U.S. holder must provide the applicable withholding agent with a properly executed IRS Form W-8BEN or

W-8BEN-E (or other applicable documentation) claiming a reduction in or exemption from withholding tax under the benefit of an income tax treaty between the United States and the country in which the non-U.S. holder resides or is established.
If interest paid to a non-U.S. holder is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such interest is attributable), the non-U.S. holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that interest paid on a debt security is not subject to withholding tax because it is effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States.
Any such effectively connected interest generally will be subject to U.S. federal income tax at the regular rates. A non-U.S. holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected interest, as adjusted for certain items.
The certifications described above must be provided to the applicable withholding agent prior to the payment of interest and must be updated periodically. Non-U.S. holders that do not timely provide the applicable withholding agent with the required certification, but that qualify for a reduced rate under an applicable income tax treaty, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty.
Sale or Other Taxable Disposition.   A non-U.S. holder will not be subject to U.S. federal income tax on any gain realized upon the sale, exchange, redemption, retirement or other taxable disposition of a debt security (such amount excludes any amount allocable to accrued and unpaid interest, which generally will be treated as interest and may be subject to the rules discussed above in “— Taxation of Holders of Our Operating Partnership’s Debt Securities — Non-U.S. Holders — Payments of Interest”) unless:
•
the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable); or

•
the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on gain realized upon the sale or other taxable disposition of a debt security, which may be offset by U.S. source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
Non-U.S. holders should consult their tax advisors regarding any applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
U.S. Holders.   A U.S. holder may be subject to information reporting and backup withholding when such holder receives payments on our capital stock or our operating partnership’s debt securities or proceeds from the sale or other taxable disposition of such stock or debt securities (including a redemption or retirement of a debt security). Certain U.S. holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and:

•
the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•
the holder furnishes an incorrect taxpayer identification number;

•
the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•
the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Non-U.S. Holders.   Payments of dividends on our capital stock or interest on our operating partnership’s debt securities generally will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any distributions on our capital stock or interest on our operating partnership’s debt securities paid to the non-U.S. holder, regardless of whether such distributions constitute a dividend or whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of such stock or debt securities (including a retirement or redemption of a debt security) within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of such stock or debt securities conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Medicare Contribution Tax on Unearned Income
Certain U.S. holders that are individuals, estates or trusts are required to pay an additional 3.8% tax on, among other things, dividends on stock, interest on debt obligations and capital gains from the sale or other disposition of stock or debt obligations, subject to certain limitations. U.S. holders should consult their tax advisors regarding the effect, if any, of these rules on their ownership and disposition of our capital stock or our operating partnership’s debt securities.
Additional Withholding Tax on Payments Made to Foreign Accounts
Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on our capital stock, interest on our operating partnership’s debt securities, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of our capital stock or our operating partnership’s debt securities, in each case paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our capital stock or interest on our operating partnership’s debt securities. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock or debt securities on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Because we may not know the extent to which a distribution is a dividend for U.S. federal income tax purposes at the time it is made, for purposes of these withholding rules we may treat the entire distribution as a dividend.
Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in our capital stock or our operating partnership’s debt securities.
Other Tax Consequences
State, local and non-U.S. income tax laws may differ substantially from the corresponding U.S. federal income tax laws, and this discussion does not purport to describe any aspect of the tax laws of any state, local or non-U.S. jurisdiction, or any U.S. federal tax other than income tax. You should consult your tax advisors regarding the effect of state, local and non-U.S. tax laws with respect to our tax treatment as a REIT and on an investment in our capital stock or our operating partnership’s debt securities.

CERTAIN MATERIAL DUTCH TAX CONSIDERATIONS
This section only outlines certain material Dutch tax consequences of the purchase, ownership and disposition of debt securities issued by Lineage Europe. This section does not purport to describe all possible tax considerations or consequences that may be relevant to a holder or prospective holder of debt securities and does not purport to deal with the tax consequences applicable to all categories of investors, some of which (such as trusts or similar arrangements) may be subject to special rules. In view of its general nature, this section should be treated with corresponding caution.
This section is based on the tax laws of the Netherlands, published regulations thereunder and published authoritative case law, all as in effect on the date hereof, including, for the avoidance of doubt, the tax rates, tax brackets and deemed returns applicable on the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change may invalidate the contents of this section, which will not be updated to reflect such change. Where this section refers to the “Netherlands” or “Dutch” it refers only to the part of the Kingdom of the Netherlands located in Europe. In addition, this section is based on the assumption that the debt securities issued by Lineage Europe do not qualify as equity of Lineage Europe for Dutch tax purposes.
This section is intended as general information only and is not Dutch tax advice or a complete description of all Dutch tax consequences relating to the purchase, ownership and disposition of debt securities issued by Lineage Europe. Holders or prospective holders of debt securities should consult their own tax advisor regarding the Dutch tax consequences relating to the purchase, ownership and disposition of the debt securities in light of their particular circumstances.
This section does not describe any Dutch tax considerations or consequences arising from the Dutch Minimum Tax Act 2024 (Wet minimumbelasting 2024; the Dutch implementation of Directive (EU) 2022/2523 of 14 December 2022 on ensuring a global minimum level of taxation for multinational enterprise groups and large-scale domestic groups in the European Union) which may be relevant for a particular holder.
Withholding Tax
All payments of principal or interest made by or on behalf of Lineage Europe under the debt securities issued by it may be made free of withholding or deduction of, for or on account of any taxes of whatever nature imposed, levied, withheld or assessed by the Netherlands or any political subdivision or taxing authority thereof or therein, except that Dutch withholding tax at a rate of 25.8% (rate for 2025) may apply with respect to payments of interest made or deemed to be made by or on behalf of Lineage Europe, if the interest payments are made or deemed to be made to a Related Entity (as defined below), if such Related Entity:
(i)   is considered to be resident (gevestigd) in a jurisdiction that is listed in the yearly updated Dutch Regulation on low-taxing states and non-cooperative jurisdictions for tax purposes (Regeling laagbelastende staten en niet-coöperatieve rechtsgebieden voor belastingdoeleinden) (a “Listed Jurisdiction”); or
(ii)   has a permanent establishment located in a Listed Jurisdiction to which the interest payment is attributable; or
(iii)   is entitled to the interest payment with the main purpose or one of the main purposes of avoiding taxation for another person or entity and there is an artificial arrangement or transaction or a series of artificial arrangements or transactions; or
(iv)   is not considered to be the recipient of the interest in its jurisdiction of residence because such jurisdiction treats another entity as the recipient of the interest (a hybrid mismatch); or
(v)   is not resident in any jurisdiction (also a hybrid mismatch); or
(vi)   is a reverse hybrid (within the meaning of Article 2(11) of the Dutch Corporate Income Tax Act; Wet op de vennootschapsbelasting 1969), if and to the extent (x) there is a participant in the reverse hybrid holding a Qualifying Interest in the reverse hybrid, (y) the jurisdiction of residence of such participant treats the reverse hybrid as transparent for tax purposes and (z) such participant would have been subject to Dutch withholding tax in respect of the payments of interest without the interposition of the reverse hybrid, all within the meaning of the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021).
For purposes of this section:
“Related Entity” means an entity (i) that has a Qualifying Interest in Lineage Europe, (ii) in which Lineage Europe has a Qualifying Interest or (iii) in which a third party has a Qualifying Interest if such third party also has a Qualifying Interest in Lineage Europe.
“Qualifying Interest” means a direct or indirectly held interest — either by an entity individually or, if an entity is part of a Qualifying Unity, jointly — that enables such entity or such Qualifying Unity to exercise a definitive influence over another entity’s decisions and allows it to determine that other entity’s activities (as interpreted by the European Court of Justice in case law on the right of freedom of establishment (vrijheid van vestiging)).
“Qualifying Unity” means entities acting together with the main purpose or one of the main purposes of avoiding Dutch conditional withholding tax at the level of any of those entities (kwalificerende eenheid).
Taxes on Income and Capital Gains
Please note that this section does not describe the Dutch tax consequences for:
(i)   a holder of debt securities if such holder has a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) in Lineage Europe under the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001). Generally, a holder is considered to hold a substantial interest in Lineage Europe, if such holder alone or, in the case of an individual, together with such holder’s partner for Dutch income tax purposes, or any relatives by blood or marriage in the direct line (including foster children), directly or indirectly, holds (i) an interest of 5% or more of the total issued and outstanding capital of Lineage Europe or of 5% or more of the issued and outstanding capital of a certain class of shares; or (ii) rights to acquire, directly or indirectly, such interest; or (iii) certain profit sharing rights in Lineage Europe that relate to 5% or more of Lineage Europe’s annual profits or to 5% or more of Lineage Europe’s liquidation proceeds. A deemed substantial interest may arise if a substantial interest (or part thereof) has been disposed of, or is deemed to have been disposed of, on a non-recognition basis;
(ii)   pension funds, investment institutions (fiscale beleggingsinstellingen) and tax-exempt investment institutions (vrijgestelde beleggingsinstellingen) (each as defined in the Dutch Corporate Income Tax Act 1969) and other entities that are, in whole or in part, not subject to or exempt from Dutch corporate income tax;
(iii)   a holder of debt securities if such holder is an individual for whom the debt securities or any benefit derived from the debt securities is a remuneration or deemed to be a remuneration for activities performed by such holder or certain individuals related to such holder (as defined in the Dutch Income Tax Act 2001); and
(iv)   holders of debt securities that are entities resident in Aruba, Curaçao, or Sint Maarten, conducting a business through a permanent establishment (vaste inrichting) or permanent representative (vaste vertegenwoordiger) in Bonaire, Sint Eustatius, or Saba, to which the debt securities are attributable.
Dutch Resident Entities
Generally, if the holder of debt securities is an entity resident or deemed to be resident of the Netherlands for Dutch corporate income tax purposes (a “Dutch Resident Entity”), any income derived or deemed to be derived from the debt securities or any capital gains realized on the disposal or deemed disposal of the debt securities is subject to Dutch corporate income tax at a rate of 19% with respect to taxable profits up to €200,000 and 25.8% with respect to taxable profits in excess of that amount (rates and brackets for 2025).
Dutch Resident Individuals
If the holder of debt securities is an individual resident or deemed to be resident of the Netherlands for Dutch personal income tax purposes (a “Dutch Resident Individual”), any income derived or deemed to be derived from the debt securities or any capital gains realized on the disposal or deemed disposal of the debt securities is subject to Dutch personal income tax at the progressive rates (with a maximum of 49.5% in 2025), if:
(i)   the debt securities are attributable to an enterprise from which the holder of debt securities derives a share of the profit, whether as an entrepreneur (ondernemer) or as a person who has a co-entitlement to the net worth (medegerechtigd tot het vermogen) of such enterprise without being a shareholder (as defined in the Dutch Income Tax Act 2001); or
(ii)   the holder of debt securities is considered to perform activities with respect to the debt securities that go beyond ordinary asset management (normaal, actief vermogensbeheer) or otherwise derives benefits from the debt securities that are taxable as benefits from miscellaneous activities (resultaat uit overige werkzaamheden).
Taxation of savings and investments
If the above-mentioned conditions (i) and (ii) do not apply to the Dutch Resident Individual, the debt securities will be subject to an annual Dutch income tax under the regime for savings and investments (inkomen uit sparen en beleggen). Taxation only occurs insofar the Dutch Resident Individual’s net investment assets for the year exceed a statutory threshold (heffingvrij vermogen). The net investment assets for the year are the fair market value of the investment assets less the fair market value of the liabilities on January 1 of the relevant calendar year (reference date; peildatum). Actual income or capital gains realized in respect of the debt securities are in principle not subject to Dutch income tax.
The Dutch Resident Individual’s assets and liabilities taxed under this regime, including the debt securities, are allocated over the following three categories: (a) bank savings (banktegoeden), (b) other investments (overige bezittingen), including the debt securities, and (c) liabilities (schulden). The taxable benefit for the year (voordeel uit sparen en beleggen) is equal to the product of (x) the total deemed return divided by the sum of bank savings, other investments and liabilities and (y) the sum of bank savings, other investments and liabilities minus the statutory threshold, and is taxed at a flat rate of 36% (rate for 2025).
The deemed return applicable to other investments, including the debt securities, is set at 5.88% for the calendar year 2025. Transactions in the three-month period before and after January 1 of the relevant calendar year implemented to arbitrate between the deemed return percentages applicable to bank savings, other investments and liabilities will for this purpose be ignored if the holder of debt securities cannot sufficiently demonstrate that such transactions are implemented for other than tax reasons.
On June 6 and 14, 2024, the Dutch Supreme Court (Hoge Raad) ruled that the Dutch income tax regime for savings and investments as described above (the “Box 3 Regime”) in certain specific circumstances contravenes with Section 1 of the First Protocol to the European Convention on Human Rights in combination with Section 14 of the European Convention on Human Rights (the “Rulings”). In the Rulings, the Dutch Supreme Court introduced a rebuttal provision (tegenbewijsregeling) pursuant to which taxpayers have the possibility to demonstrate that the actual return realized by the taxpayer in respect of their investments assets (as calculated in line with the rules as set out in the Rulings), is less than the deemed return realized by the taxpayer in respect of those assets (as calculated in accordance with the rules of the Box 3 Regime). The rebuttal provision introduced by the Dutch Supreme Court as well as the rules set out in the Rulings have been implemented in Dutch tax law pursuant to the Dutch Box 3 Rebuttal Scheme Act (Wet tegenbewijsregeling box 3). If the taxpayer successfully demonstrates that the actual return is less than the deemed return (using a standardized form), the taxpayer will be taxed on the actual return instead of the deemed return. The Dutch Box 3 Rebuttal Scheme Act offers a temporary solution until a new Box 3 regime is introduced, which is expected as of January 1, 2028 at the earliest.

Holders of debt securities are advised to consult their own tax advisor to ensure that the tax in respect of the debt securities is levied in accordance with the applicable Dutch tax rules at the relevant time.
Non-residents of the Netherlands
A holder of debt securities that is neither a Dutch Resident Entity nor a Dutch Resident Individual will not be subject to Dutch income tax in respect of income derived or deemed to be derived from the debt securities or in respect of capital gains realized on the disposal or deemed disposal of the debt securities, provided that:
(i)   such holder does not have an interest in an enterprise or deemed enterprise (as defined in the Dutch Income Tax Act 2001 and the Dutch Corporate Income Tax Act 1969, as applicable) which, in whole or in part, is either effectively managed in the Netherlands or carried on through a permanent establishment, a deemed permanent establishment or a permanent representative in the Netherlands and to which enterprise or part of an enterprise the debt securities are attributable; and
(ii)   in the event the holder is an individual, such holder does not carry out any activities in the Netherlands with respect to the debt securities that go beyond ordinary asset management and does not otherwise derive benefits from the debt securities that are taxable as benefits from miscellaneous activities in the Netherlands.
Gift and Inheritance Taxes
Residents of the Netherlands
Gift or inheritance taxes will arise in the Netherlands with respect to a transfer of debt securities by way of a gift by, or on the death of, a holder of debt securities who is resident or deemed resident of the Netherlands at the time of the gift or such holder’s death.
Non-residents of the Netherlands
No gift or inheritance taxes will arise in the Netherlands with respect to a transfer of debt securities by way of a gift by, or on the death of, a holder of debt securities who is neither resident nor deemed to be resident of the Netherlands, unless:
(i)   in the case of a gift of a debt security by an individual who at the date of the gift was neither resident nor deemed to be resident of the Netherlands, such individual dies within 180 days after the date of the gift, while being resident or deemed to be resident of the Netherlands; or
(ii)   in the case of a gift of a debt security is made under a condition precedent, the holder of debt securities is resident or is deemed to be resident of the Netherlands at the time the condition is fulfilled; or
(iii)   the transfer is otherwise construed as a gift or inheritance made by, or on behalf of, a person who, at the time of the gift or death, is or is deemed to be resident of the Netherlands.
For purposes of Dutch gift and inheritance taxes, amongst others, a person that holds the Dutch nationality will be deemed to be resident of the Netherlands if such person has been a resident of the Netherlands at any time during the ten years preceding the date of the gift or such person’s death. Additionally, for purposes of Dutch gift tax, amongst others, a person not holding the Dutch nationality will be deemed to be resident of the Netherlands if such person has been a resident of the Netherlands at any time during the twelve months preceding the date of the gift. Applicable tax treaties may override deemed residency.
Value Added Tax (“VAT”)
No Dutch VAT will be payable by a holder of debt securities on any payment in consideration for the issue of the debt securities or the payment of interest or principal by Lineage Europe in respect of the debt securities or in respect of a transfer of debt securities.

Stamp Duties
No Dutch documentation taxes (commonly referred to as stamp duties) will be payable by a holder of debt securities in respect of the issue of the debt securities or the payment of interest or principal by Lineage Europe in respect of the debt securities or in respect of a transfer of debt securities.

CERTAIN MATERIAL AUSTRALIAN, CANADIAN AND DUTCH TAX CONSIDERATIONS OF THE GUARANTEES IN RESPECT OF DEBT SECURITIES
Australian Tax Considerations
The following is a general discussion of certain anticipated Australian tax consequences which will generally be applicable to payments made by any Australian resident guarantor under any guarantee of any series of debt securities to a holder of such debt securities who is a resident of the U.S. or is not a resident of Australia for Australian tax purposes and who does not purchase, own, dispose of, or derive the interest on the applicable series of debt securities in carrying on business at or through a permanent establishment in Australia for Australian tax purposes (the “Non-Australian Holder”). This summary reflects the current provisions of the Income Tax Assessment Act 1936 (Cth) (Australia) (the “Australian Tax Act”), the Income Tax Assessment Act 1997 (Cth) (Australia) and the Taxation Administration Act 1953 (Cth) (Australia).
The matters contained in this summary are not comprehensive of all possible Australian tax considerations that could apply to particular holders. Each holder’s individual circumstances will vary and each holder should seek expert advice on all Australian tax considerations that may be applicable to their own circumstances.
Payments under guarantees by Australian resident guarantors
The guarantors may be required to make payments under the applicable guarantees in the event of default by the issuer of the applicable series of debt securities. Such payments by guarantors resident in Australia may be subject to Australian interest withholding tax depending on whether or not the amounts are characterized as interest, in the nature of interest or in substitution of interest. If an amount is not so characterized, the Australian resident guarantors would not have an obligation to deduct from such payments an amount on account of Australian interest withholding tax.
Australian interest withholding tax is generally payable at a rate of 10% of the gross amount of interest paid to a Non-Australian Holder, unless an exemption is available. While it is not finally resolved under Australian law whether a payment made under a guarantee falls under this definition of interest, the Australian Taxation Office has issued a Taxation Determination TD 1999/26, that states that it will regard a payment made by a guarantor (in respect of interest on debentures such as any series of debt securities) as being in the nature of interest or in substitution of interest and therefore subject to Australian interest withholding tax. Consequently, the Commissioner may seek to collect Australian interest withholding tax on any payments made by an Australian resident guarantor to a Non-Australian Holder under a guarantee to the extent that the payments relate to unpaid interest obligations (but not to the extent they relate to unpaid principal amounts). However, there is some doubt as to whether the Taxation Determination TD 1999/26 applies in the context of the guarantee and whether the reasoning adopted in the Taxation Determination TD 1999/26 is strictly correct.
If it is ultimately determined that Australian interest withholding tax applies in these circumstances, a Non-Australian Holder may be entitled to additional amounts which will result, after withholding of such taxes, in the payment of the amounts which would have been payable under the guarantees had no such withholding been required.
Other Australian tax matters
Under Australian laws as presently in effect:
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income tax — payments of principal and interest to a Non-Australian Holder will not generally be subject to Australian income taxes, unless the payment is made by an Australian resident guarantor (in which case please see “— Payments under guarantees by Australian resident guarantors” above);

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supply withholding tax — any payments made by an Australian resident guarantor should be made free and clear of the “supply withholding tax” imposed under section 12-190 of Schedule 1 to the Taxation Administration Act 1953 (Cth) (Australia);

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garnishee notices — the Australian Taxation Office (“ATO”) has the power to issue notices requiring any person who owes, or who may later owe, money to a taxpayer who has a tax-related liability, to pay to the ATO the money owed to the taxpayer. If an Australian resident guarantor is served with such a notice in respect of a holder, then the Australian resident guarantor will comply with that notice and will make any deduction required by that notice and will not be required to pay any additional amount to the holder on account of the amount withheld and paid to the ATO; and
additional withholdings from certain payments to non-residents — section 12-315 of Schedule 1 to the Taxation Administration Act 1953 (Cth) (Australia) gives the Governor-General power to make regulations requiring withholding from certain payments to non-residents. This should only be relevant to the extent that any payments are made by an Australian resident guarantor. However, the regulations promulgated prior to the date of this prospectus are not relevant to any payments in respect of any series of debt securities. Any further regulations should also not apply to repayments of principal under any series of debt securities, or the applicable guarantee.
Certain Canadian Federal Income Tax Considerations
The following is, as of the date hereof, a summary of certain material Canadian federal income tax considerations generally applicable to a purchaser of any series of debt securities that receives, under the terms of the applicable series of debt securities, a payment of an amount from a guarantor (“Guarantee Payment”) that is for purposes of the Income Tax Act (Canada) (the “Canada Act”) resident in Canada. This summary is limited to holders of any debt securities who, at all relevant times, for purposes of the Canada Act and any applicable income tax treaty or convention (i) is not, and is not deemed to be, resident in Canada, (ii) deals at arm’s length with the applicable issuer and the guarantors, (iii) is neither (a) a “specified shareholder”, as defined in subsection 18(5) of the Canada Act, of the applicable issuer, the guarantors or of any of their partners, nor (b) a person not dealing at arm’s length with a specified shareholder of the applicable issuer, the guarantors or of any of their partners, and (iv) does not use or hold, and is not deemed to use or hold, the applicable series of debt securities in a business carried on in Canada (a “Non-Canadian Holder”). This summary assumes that no interest paid under any series of debt securities will be in respect of a debt or other obligation to pay an amount to a person with whom the applicable issuer and the guarantors do not deal at arm’s length for purposes of the Canada Act. This summary also assumes that no amount paid or payable in respect of the applicable series of debt securities will be the deduction component of a “hybrid mismatch arrangement” (as defined in subsection 18.4(1) of the Canada Act) under which the payment arises within the meaning of paragraph 18.4(3)(b) of the Canada Act.
This summary is based on the provisions of the Canada Act and the regulations made thereunder (“Regulations”), all specific proposals to amend the Canada Act or Regulations publicly announced by or on behalf of the Minister of Finance prior to the date hereof (“Proposed Amendments”), and counsel’s understanding of the current administrative practices and assessing policies of the Canada Revenue Agency (“CRA”) published in writing by the CRA prior to the date hereof. This summary assumes the Proposed Amendments will be enacted in the form proposed, however, no assurance can be given that the Proposed Amendments will be enacted in the form proposed, if at all.
This summary is not exhaustive of all possible Canadian federal income tax considerations and, except for the Proposed Amendments, does not take into account any changes in the law, whether by legislative, governmental or judicial decision or action or changes in the administrative policies or assessing practices of the CRA, nor does it take into account other federal or any provincial, territorial or foreign tax considerations, which may differ significantly from those discussed herein.
This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Non-Canadian Holder of any series of debt securities, and no representations with respect to the Canadian federal income tax consequences to any Non-Canadian Holder are made. Consequently, Non-Canadian Holders of the applicable series of debt securities should consult their own tax advisors for advice with respect to the tax consequences to them of acquiring the applicable series of debt securities, having regard to their particular circumstances.
A Non-Canadian Holder will not be subject to Canadian withholding tax in respect of a Guarantee Payment paid or credited or deemed to have been paid or credited, on account or in lieu of payment of, or in satisfaction of, interest or principal under the applicable series of debt securities.

Material Dutch Withholding Tax Considerations
Scope of Discussion
This section only outlines certain material Dutch withholding tax consequences of payments of principal or interest made by a Dutch guarantor in respect of any series of debt securities. This section does not purport to describe all possible tax considerations or consequences that may be relevant to a holder or prospective holder of debt securities and does not purport to deal with the tax consequences applicable to all categories of investors, some of which (such as trusts or similar arrangements) may be subject to special rules. In view of its general nature, this section should be treated with corresponding caution.
This section is based on the tax laws of the Netherlands, published regulations thereunder and published authoritative case law, all as in effect on the date hereof, including, for the avoidance of doubt, the tax rates, tax brackets and deemed returns applicable on the date of this prospectus, and all of which are subject to change, possibly with retroactive effect. Any such change may invalidate the contents of this section, which will not be updated to reflect such change. Where this section refers to the “Netherlands” or “Dutch” it refers only to the part of the Kingdom of the Netherlands located in Europe. In addition, this section is based on the assumption that any series of debt securities do not qualify as equity for Dutch tax purposes.
This section is intended as general information only and is not Dutch tax advice or a complete description of all Dutch tax consequences relating to the acquisition, holding and disposal of any series of debt securities. Holders or prospective holders of the applicable series of debt securities should consult their own tax advisor regarding the Dutch tax consequences relating to the acquisition, holding and disposal of the applicable series of debt securities in light of their particular circumstances.
This section does not describe any Dutch tax considerations or consequences arising from the Dutch Minimum Tax Act 2024 (Wet minimumbelasting 2024; the Dutch implementation of Directive (EU) 2022/2523 of 14 December 2022 on ensuring a global minimum level of taxation for multinational enterprise groups and large-scale domestic groups in the European Union) which may be relevant for a particular holder.
Withholding Tax
All payments of principal or interest made by or on behalf of a Dutch guarantor under the applicable series of debt securities may be made free of withholding or deduction of, for or on account of any taxes of whatever nature imposed, levied, withheld or assessed by the Netherlands or any political subdivision or taxing authority thereof or therein, except that Dutch withholding tax at a rate of 25.8% (rate for 2025) may apply with respect to payments of interest made or deemed to be made by or on behalf of Dutch guarantor, if the interest payments are made or deemed to be made to a Related Entity (as defined below), if such Related Entity:
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is considered to be resident (gevestigd) in a jurisdiction that is listed in the yearly updated Dutch Regulation on low-taxing states and non-cooperative jurisdictions for tax purposes (Regeling laagbelastende staten en niet-coöperatieve rechtsgebieden voor belastingdoeleinden) (a “Listed Jurisdiction”); or

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has a permanent establishment located in a Listed Jurisdiction to which the interest payment is attributable; or

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is entitled to the interest payment with the main purpose or one of the main purposes of avoiding taxation for another person or entity and there is an artificial arrangement or transaction or a series of artificial arrangements or transactions; or

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is not considered to be the recipient of the interest in its jurisdiction of residence because such jurisdiction treats another entity as the recipient of the interest (a hybrid mismatch); or

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is not resident in any jurisdiction (also a hybrid mismatch); or

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is a reverse hybrid (within the meaning of Article 2(11) of the Dutch Corporate Income Tax Act; Wet op de vennootschapsbelasting 1969), if and to the extent (x) there is a participant in the reverse hybrid holding a Qualifying Interest in the reverse hybrid, (y) the jurisdiction of residence of such participant treats the reverse hybrid as transparent for tax purposes and (z) such participant would have been subject to Dutch withholding tax in respect of the payments of interest without the interposition of the reverse hybrid, all within the meaning of the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021).
For purposes of this section:
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“Related Entity” means an entity (i) that has a Qualifying Interest in a Dutch guarantor, (ii) in which a Dutch guarantor has a Qualifying Interest or (iii) in which a third party has a Qualifying Interest if such third party also has a Qualifying Interest in the Dutch guarantor.

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“Qualifying Interest” means a direct or indirectly held interest — either by an entity individually or, if an entity is part of a Qualifying Unity, jointly — that enables such entity or such Qualifying Unity to exercise a definitive influence over another entity’s decisions and allows it to determine that other entity’s activities (as interpreted by the European Court of Justice in case law on the right of freedom of establishment (vrijheid van vestiging)).

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“Qualifying Unity” means entities acting together with the main purpose or one of the main purposes of avoiding Dutch conditional withholding tax at the level of any of those entities (kwalificerende eenheid).

DESCRIPTION OF THE PARTNERSHIP AGREEMENT OF LINEAGE OP, LP
A summary of the material terms and provisions of the Agreement of Limited Partnership of our operating partnership, which we refer to as the “partnership agreement,” is set forth below. This summary is not complete and is subject to and qualified in its entirety by reference to the applicable provisions of Maryland law and the partnership agreement. For more detail, please refer to the partnership agreement itself. For purposes of this section, references to “we,” “our,” “us,” the “Company” and the “general partner” refer to Lineage, Inc., in our capacity as the general partner or our operating partnership.
General
Substantially all of our assets are held by, and substantially all of our operations are conducted through, our operating partnership, either directly or through its subsidiaries. We are the general partner of our operating partnership. As of September 30, 2025, we hold a 90% limited partner interest in our operating partnership.
Our operating partnership issues common units, which we refer to as OP units. The common units, or OP units, are not listed on any exchange nor are they quoted on any national market system. Our operating partnership has also issued the Legacy OP Units (as discussed below), is authorized to issue a class of units of partnership interest designated as LTIP units, and may authorize and issue additional classes of units of partnership interest in the future.
Our operating partnership’s Legacy OP Units are units of partnership interests in our operating partnership that represent pre-initial public offering rights of legacy investors in our operating partnership. Each Legacy OP Unit represents the same proportionate share of ownership in our operating partnership as a single OP unit. The Legacy OP Units consist of two classes, Legacy Class A OP Units and Legacy Class B OP Units.
Provisions in the partnership agreement may delay or make more difficult unsolicited acquisitions of us or changes in our control. These provisions could discourage third parties from making proposals involving an unsolicited acquisition of us or change of our control, although some stockholders might consider such proposals, if made, desirable. These provisions also make it more difficult for third parties to alter the management structure of our operating partnership without the concurrence of our board of directors. These provisions include, among others:
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redemption rights of limited partners and certain assignees of common units and other classes of partnership interests;

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transfer restrictions on common units and other classes of partnership interests;

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a requirement that we may not be removed as the general partner of our operating partnership without our consent;

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our ability in some cases to amend the partnership agreement and to cause our operating partnership to issue preferred partnership interests in our operating partnership with terms that we may determine, in either case, without the approval or consent of any limited partner; and

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the right of the limited partners to consent to certain transfers of our general partnership interest (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise).

Purpose, Business and Management
Our operating partnership was formed for the purpose of conducting any business, enterprise or activity permitted by or under the Maryland Revised Uniform Limited Partnership Act, or the Act. Our operating partnership may enter into any partnership, joint venture, business trust arrangement, limited liability company or other similar arrangement, subject to any consent rights set forth in our partnership agreement.
In general, our board of directors manages the business and affairs of our operating partnership by directing our business and affairs, in our capacity as the sole general partner of our operating partnership. Except as otherwise expressly provided in the partnership agreement and subject to the rights of holders of any class or series of partnership interest, all management powers over the business and affairs of our operating partnership are exclusively vested in us, in our capacity as the sole general partner of our operating partnership. We may not be removed as the general partner of our operating partnership, with or without cause, without our consent, which we may give or withhold in our sole and absolute discretion.
Restrictions on General Partner’s Authority
The partnership agreement prohibits us, in our capacity as general partner, from taking any action that would make it impossible to carry out the ordinary business of our operating partnership or performing any act that would subject a limited partner to liability as a general partner in any jurisdiction or any other liability except as provided under the partnership agreement or under the Act. We generally may not, without the prior consent of the partners of our operating partnership (including us), amend, modify or terminate the partnership agreement, except for certain amendments described below that require the approval of each affected partner. We may not, in our capacity as the general partner of our operating partnership, without the consent of a majority in interest of the limited partners (excluding us and any limited partner 50% or more of whose equity is owned, directly or indirectly, by us):
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take any action in contravention of an express provision or limitation of the partnership agreement;

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transfer all or any portion of our general partnership interest in our operating partnership or admit any person as a successor general partner, subject to the exceptions described in the section entitled “— Restrictions on Transfers by the General Partner”; or

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voluntarily withdraw as the general partner.

Without the consent of each affected limited partner or in connection with a transfer of all of our interests in our partnership in connection with a merger, consolidation or other combination of our assets with another entity, a sale of all or substantially all of our assets not in the ordinary course of our operating partnership’s business, or a reclassification, recapitalization or change in our outstanding stock permitted without the consent of the limited partners as described below in the section entitled “— Restrictions on Transfers by the General Partner,” or a permitted termination transaction, we may not enter into any contract, mortgage, loan or other agreement that expressly prohibits or restricts us or our operating partnership from performing our or its specific obligations in connection with a redemption of units or expressly prohibits or restricts a limited partner from exercising its redemption rights in full. In addition to any approval or consent required by any other provision of the partnership agreement, we may not, without the consent of each affected partner, amend the partnership agreement or take any other action that would:
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convert a limited partner interest into a general partner interest (other than as a result of our acquisition of that interest);

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adversely modify in any material respect the limited liability of a limited partner;

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alter the rights of any partner to receive the distributions to which such partner is entitled, or alter the allocations specified in the partnership agreement, except to the extent permitted by the partnership agreement including in connection with the creation or issuance of any new class or series of partnership interest or to effect or facilitate a permitted termination transaction;

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alter or modify the redemption rights of holders of common units (except as permitted under the partnership agreement to effect or facilitate a permitted termination transaction);

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alter or modify the provisions governing the transfer of our general partnership interest in our operating partnership (except as permitted under the partnership agreement to effect or facilitate a permitted termination transaction);

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remove certain provisions of the partnership agreement relating to the requirements for us to qualify as a REIT or permitting us to avoid paying tax under Sections 857 or 4981 of the Code; or

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amend the provisions of the partnership agreement requiring the consent of each affected partner before taking any of the actions described above or the related definitions specified in the partnership agreement (except as permitted under the partnership agreement to effect or facilitate a permitted termination transaction or reflect the issuance of additional partnership interests).

Additional Limited Partners
We may cause our operating partnership to issue additional units in one or more classes or series or other partnership interests and to admit additional limited partners to our operating partnership from time to time, on such terms and conditions and for such capital contributions as we may establish in our sole and absolute discretion, without the approval or consent of any limited partner.
The partnership agreement authorizes our operating partnership to issue common units, LTIP units and preferred units. Our operating partnership may also issue additional partnership interests in one or more additional classes, or one or more series of any of such classes, with such designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption (including, without limitation, terms that may be senior or otherwise entitled to preference over existing units) as we may determine, in our sole and absolute discretion, without the approval of any limited partner or any other person. Without limiting the generality of the foregoing, we may specify, as to any such class or series of partnership interest, the allocations of items of partnership income, gain, loss, deduction and credit to each such class or series of partnership interest.
Ability to Engage in Other Businesses; Conflicts of Interest
The partnership agreement provides that we may not conduct any business other than in connection with the ownership, acquisition and disposition of partnership interests, the management of the business and affairs of our operating partnership, our operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, our operations as a REIT, the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, financing or refinancing of any type related to our operating partnership or its assets or activities and such activities as are incidental to those activities discussed above. In general, we must contribute any assets or funds that we acquire to our operating partnership whether as capital contributions, loans or otherwise, as appropriate, in exchange for additional partnership interests. We may, however, in our sole and absolute discretion, from time to time hold or acquire assets in our own name or otherwise other than through our operating partnership so long as we take commercially reasonable measures to ensure that the economic benefits and burdens of such property are otherwise vested in our operating partnership.
Distributions
Our operating partnership will distribute such amounts, at such times, as we may in our sole and absolute discretion determine:
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first, with respect to any partnership interests that are entitled to any preference in distribution, including the preferred units, in accordance with the rights of the holders of such class(es) of partnership interest, and, within each such class, among the holders of such class pro rata in proportion to their respective percentage interests of such class or as otherwise prescribed for that class; and

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second, with respect to any partnership interests that are not entitled to any preference in distribution, including the common units and the Legacy OP Units and, except as described below with respect to liquidating distributions and as may be provided in any incentive award plan or any applicable award agreement with respect to the LTIP units, in accordance with the rights of the holders of such class(es) of partnership interest, and, within each such class, among the holders of each such class, pro rata in proportion to their respective percentage interests of such class or as otherwise prescribed for that class.

Exculpation and Indemnification of General Partner
The partnership agreement provides that we are not liable to our operating partnership or any partner for any action or omission taken in our capacity as general partner, for the debts or liabilities of our operating partnership or for the obligations of our operating partnership under the partnership agreement, except for liability for our fraud, willful misconduct or gross negligence, pursuant to any express indemnity we may give to our operating partnership or in connection with a redemption as described in the section entitled “— Redemption Rights of Qualifying Parties.” The partnership agreement also provides that any obligation or liability in our capacity as the general partner of our operating partnership that may arise at any time under the partnership agreement or any other instrument, transaction or undertaking contemplated by the partnership agreement will be satisfied, if at all, out of our assets or the assets of our operating partnership only, and no such obligation or liability will be personally binding upon any of our directors, stockholders, officers, employees or agents.
In addition, the partnership agreement requires our operating partnership to indemnify us, our present or any former directors and officers, officers of our operating partnership, the former managing member of our operating partnership (prior to its conversion into a limited partnership), former managers of our operating partnership, each person serving as a director, manager, officer, employee or other agent of any of our former managing members or former manager, and any other person designated by us against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys’ fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, that relate to the operations of our operating partnership, unless (i) an act or omission of the person was material to the matter giving rise to the action and either was committed in bad faith or was the result of active and deliberate dishonesty, (ii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful or (iii) such person actually received an improper personal benefit in violation or breach of any provision of the partnership agreement. Our operating partnership must also pay or reimburse the reasonable expenses of any such person in advance of a final disposition of the proceeding upon its receipt of a written affirmation of the person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking by or on behalf of the person to repay any amounts paid or advanced if it is ultimately determined that the person did not meet the standard of conduct for indemnification. Our operating partnership is not required to indemnify or advance funds to any person with respect to any action initiated by the person seeking indemnification without our approval (except for any proceeding brought to enforce such person’s right to indemnification under the partnership agreement) or if the person is found to be liable to our operating partnership on any portion of any claim in the action.
In addition, in exercising our authority under the partnership agreement, we may, but are not required to, take into account the tax consequences to any partner of any action taken (or not taken) by us. Subject to limited exceptions, any action or failure to act on our part that does or does not take into account any tax consequences of a partner will not be considered to violate any duty of loyalty or any other duty owed by us as the general partner.
Dissolution of Our Operating Partnership
We may elect to dissolve our operating partnership without the consent of any limited partner. However, in connection with the acquisition of properties from persons to whom our operating partnership issues common units or other partnership interests as part of the purchase price, in order to preserve such persons’ tax deferral, our operating partnership may contractually agree, in general, not to sell or otherwise transfer the properties for a specified period of time, or in some instances, not to sell or otherwise transfer the properties without compensating the sellers of the properties for their loss of the tax deferral.
Redemption Rights of Qualifying Parties
Beginning 14 months after first acquiring such common units, each limited partner and some assignees of limited partners will have the right, subject to the terms and conditions set forth in the partnership agreement, to require our operating partnership to redeem all or a portion of the common units held by such limited partner or assignee (other than (i) Legacy OP Units, which do not have any redemption rights prior to being reclassified as OP units, but once a Legacy OP Unit has been so reclassified (assuming it is not otherwise in the process of the settlement by our legacy investors of their BGLH equity or Legacy OP Units for cash in connection with liquidity that we will have arranged, which settlement for cash will generally be effected pursuant to a sale of shares of our common stock back to us or a sale of OP units to us), it will have redemption rights at any time and will not be subject to such 14-month waiting period, and (ii) OP units issued in exchange for a class of units of membership interest of Lineage Holdings designated as OPEUs, which do not have any redemption, sale or repurchase rights prior to the settlement of all legacy BGLH equity and all legacy operating partnership equity, but once all legacy BGLH equity and all legacy operating partnership equity has been settled, such OP units will have redemption rights at any time and will not be subject to such 14-month waiting period) in exchange for a cash amount per common unit equal to the value of one share of our common stock, determined in accordance with and subject to adjustment under the partnership agreement. Our operating partnership’s obligation to redeem common units does not arise and is not binding against our operating partnership until the eleventh business day after we receive the holder’s notice of redemption (or sixth business day in the case of common units into which Legacy OP Units were reclassified) or, if earlier, the day we notify the holder seeking redemption that we have declined to acquire some or all of the common units tendered for redemption.
Over the course of the first three years following the initial closing of our initial public offering, all of the Legacy OP Units will ultimately be reclassified into OP units. Reclassification will be on a one-for-one basis, with each Legacy OP Unit becoming a single OP unit upon its reclassification. Following any such reclassification, Legacy OP Unit holders will thereafter hold such OP units for such period of time as they determine or receive cash pursuant to a sale of their OP units to us in connection with the reclassification event (or a combination thereof). These reclassifications, and any related sales to us of the OP units, will occur at such times as directed by the Legacy Holder Representative, or LHR, appointed by holders of Legacy OP Units to act as their representatives pursuant to the partnership agreement, acting on behalf of the Legacy OP Unit holders. The LHR is an affiliate of our current majority stockholder, BGLH. BGLH has the right to require us to conduct offerings of shares of our common stock from time to time to fund our purchases of such OP units, but not any OP units that were not previously Legacy OP Units. Each purchase of OP units will increase our percentage ownership interest in our operating partnership and our share of its cash distributions and profits and losses.
On or before the close of business on the tenth business day after a holder of common units gives notice of redemption to us (or fifth business day in the case of common units into which Legacy OP Units were reclassified), we may, in our sole and absolute discretion but subject to the restrictions on the ownership and transfer of our stock set forth in our charter and described in the section entitled “Description of Capital Stock — Restrictions on Ownership and Transfer,” elect to acquire some or all of the common units tendered for redemption from the tendering party in exchange for shares of our common stock, based on an exchange ratio of one share of common stock for each common unit, subject to adjustment as provided in the partnership agreement. The partnership agreement does not require us to register, qualify or list any shares of common stock issued in exchange for common units with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange.
Transfers of Partnership Interests
Restrictions on Transfers by Limited Partners.   Until the expiration of 14 months after the date on which a limited partner acquires a partnership interest (other than OP units that were previously classified as Legacy OP Units, which are not subject to this restriction), the limited partner generally may not directly or indirectly transfer all or any portion of such partnership interest without our consent, which we may give or withhold in our sole and absolute discretion, except for certain permitted transfers to certain affiliates, family members and charities, and certain pledges of partnership interests to lending institutions in connection with bona fide loans. After the expiration of such initial holding period (as applicable), the limited partner will have the right to transfer all or any portion of its partnership interest without our consent to any person that is an “accredited investor,” within the meaning set forth in Rule 501 promulgated under the Securities Act, upon ten business days prior notice to us, subject to the satisfaction of conditions specified in the partnership agreement, including minimum transfer requirements and our right of first refusal. OP units that were previously classified as Legacy OP Units are subject to certain additional transfer restrictions that do not apply to other OP units.
Restrictions on Transfers by the General Partner.   Except as set forth below, we, as general partner, may not voluntarily withdraw as general partner of our operating partnership and may not transfer any of our general partner interests, whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise, other than solely an economic interest as a limited partner, unless:
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we receive the prior consent of a majority in interest of the limited partners holding common units (excluding us and any limited partner 50% or more of whose equity is owned, directly or indirectly, by us);

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the transferee is admitted as a general partner pursuant to the terms of the partnership agreement;

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the transferee assumes, by operation of law or express agreement, all of the obligations of the general partner under the partnership agreement with respect to such transferred partnership interest; and

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the transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of the partnership agreement with respect to the partnership interest so acquired and the admission of such transferee as the general partner.

However, we may transfer all (but not less than all) of our interest in our operating partnership to an affiliate of us without the consent of any limited partner.
Subsidiary REIT Ownership Restrictions.   The partnership agreement includes restrictions on ownership and transfer of interests in our operating partnership intended to preserve the REIT qualification of Subsidiary REITs. These restrictions are substantially similar to the restrictions described in “Description of Capital Stock — Restrictions on Ownership and Transfer” except that they are with respect to interests in our operating partnership, and there are no restrictions intended to preserve any Subsidiary REIT’s status as a domestically controlled qualified investment entity.
Restrictions on Mergers, Sales, Transfers and Other Significant Transactions of the General Partner
We, as the general partner, may not merge, consolidate or otherwise combine our assets with another entity, or sell all or substantially all of our assets not in the ordinary course of our business, or reclassify, recapitalize or change the terms of the our outstanding common equity interests (other than in connection with a stock split, reverse stock split, stock dividend, change in par value, increase in authorized shares, designation or issuance of new classes of equity securities or any event that does not require the approval of our stockholders), unless:
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such event has been approved by the consent of a majority in interest of the partners, including us as general partner, and all limited partners holding common units will receive, or will have the right to elect to receive, for each common unit, consideration that is equivalent to the greatest amount of cash, securities or other property received by a holder of one share of our common stock; and, if such event occurs in connection with a purchase, tender or exchange offer, each holder of common units has the right to receive, or elect to receive, the greatest amount of cash, securities or other property that such holder of units would have received had it exercised its right to redemption pursuant to the partnership agreement and received shares of our common stock in exchange for its units immediately before the expiration of the purchase, tender or exchange offer and had accepted the purchase, tender or exchange offer; or

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substantially all of the assets of our operating partnership are to be owned by a surviving entity in which the limited partners holding common units will hold a percentage interest based on the relative fair market value of the net assets of our operating partnership and the other net assets of such entity, which interest will be on terms that are at least as favorable as the terms of the common units and will include a right to redeem interests in such entity for the consideration described in the preceding bullet, cash on similar terms as those with respect to the common units or, if common equity securities of the person controlling the surviving entity are publicly traded, such common equity securities.

Legacy OP Units
As of the date of this prospectus we have Legacy OP Units outstanding in two classes: Legacy Class A OP Units and Legacy Class B OP Units. Legacy OP Units represent all of the pre-initial public offering equity in our operating partnership that is owned by persons other than the Company. Any additional Legacy OP Units can generally only be issued as a result of certain unit adjustments. It is currently anticipated that, by the third anniversary of the first closing of our initial public offering, all Legacy OP Units either will have been reclassified into common units or will have been disposed of, whether through purchases by us or through redemptions.

Legacy Class A OP Units
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Each Legacy Class A OP Unit is comprised of two sub-units that are legally separate interests, with one sub-unit being referred to as the “A-Piece Sub-Unit” and the other sub-unit being referred to as the “C-Piece Sub-Unit.” The A-Piece Sub-Units and the C-Piece Sub-units exist to continue a historic calculation applicable solely to our legacy investors that determines how the holders of the A-Piece Sub-Units and the holders of the C-Piece Sub-Units will share in the settlement of Legacy Class A OP Units when they are ultimately reclassified into common units. This enables BG Cold, LLC, or BG Cold, an affiliate of Bay Grove Capital Group, LLC, a private owner-operator firm founded by our Co-Founders and Co-Executive Chairmen, Adam Forste and Kevin Marchetti, or our Co-Founders, to continue accruing the share of profits on, and solely bore by, legacy equity that accrues to BG Cold, in order to align the economic interests of our Co-Founders with the performance of our shares and common units when our legacy investors settle their pre-existing equity and have the option to achieve liquidity.

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Each Legacy Class A OP Unit is designated to one of four sub-class demarcations: Legacy Class A-1, Legacy Class A-2, Legacy Class A-3 or Legacy Class A-4, which provide for different calculations as between the sub-unit holders within a given Legacy Class A OP Unit to determine what share of a Legacy Class A OP Unit belongs to the A-Piece Sub-Unit holder and what share belongs to the C-Piece Sub-Unit holder.

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Each Legacy Class A OP Unit regardless of sub-class is economically equivalent to one common unit, meaning that one Legacy Class A OP Unit has the same value and represents the same share of equity in our operating partnership as a common unit.

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Each Legacy Class A OP Unit has the same voting rights and voting power as a common unit. The LHR has been appointed by each holder of Legacy Class A OP Units to exercise the voting power for all Legacy Class A OP Units until they are reclassified into common units.

Legacy Class B OP Units
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The Legacy Class B OP Units do not have sub-units or sub-classes.

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Each Legacy Class B OP Unit is economically equivalent to one common unit, meaning that one Legacy Class B OP Unit has the same value and represents the same share of equity in our operating partnership as a common unit.

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Each Legacy Class B OP Unit has the same voting rights and voting power as a common unit. The LHR has been appointed by each holder of Legacy Class B OP Units to exercise the voting power for all Legacy Class B OP Units until they are reclassified into common units.

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Legacy Class B OP Units can be reclassified into an equal number of OP units at any time at the discretion of the LHR, acting as representative of the holders of Legacy Class B OP Units, and such units will from time to time between the initial closing of our initial public offering and the third anniversary of the initial closing of our initial public offering be so reclassified.

Settlement Process; Reclassifications.   All Legacy OP Units are subject to a coordinated settlement process to be conducted for our legacy equity holders by the LHR over a period of up to three years following the first closing of our initial public offering. Over the course of this up-to-three-year period, all of the Legacy OP Units will ultimately be reclassified into common units, resulting in the eventual elimination of the Legacy OP Unit class altogether. Reclassification will be on a one-for-one basis, with each Legacy OP Unit becoming a single common unit upon its reclassification. Following any such reclassification, Legacy OP Unit holders will thereafter hold such common units for such period of time as they determine or receive cash pursuant to a sale of their common units to us in connection with the reclassification event (or a combination thereof). These reclassifications, and any related sales to us of the common units, will occur at such times as directed by the LHR, acting on behalf of the Legacy OP Unit holders. The LHR is an affiliate of our current majority stockholder, BGLH.
Redemption.   At any time following the reclassification of Legacy OP Units into common units, the holders of such common units that have elected to receive common units pursuant to the settlement process for Legacy OP Units will have the redemption rights described above in “— Redemption Rights of

Qualifying Parties”; however the exercise of these redemption rights by the holders of such units may be subject to certain conditions that do not apply to other holders of common units. Holders of Legacy OP Units do not have redemption rights prior to their reclassification as common units.
Distributions.   The Legacy OP Units, with respect to distribution and redemption rights and rights upon liquidation, dissolution or winding up of our operating partnership, rank pari passu with the common units. However, the Legacy OP Units have separate distribution provisions for their apportioned share of any distributions. All distributions shall first be apportioned among the common units, the Legacy Class A Units and the Legacy Class B Units based on the percentage interest held by each relative to all common units, Legacy Class A Units, Legacy Class B Units and any other units of our operating partnership that are pari passu with the common units. Amounts initially apportioned to holders of the Legacy Class B Units are required to be distributed pro rata among such holders based on their relative numbers of Legacy Class B Units as a percentage of all Legacy Class B Units. Amounts initially apportioned to the Legacy Class A Units are required to be further apportioned among the various sub-classes of Legacy Class A Units pro rata in proportion to their respective sub-class ratios, then distributed in different shares among the A-Piece Sub-Units and C-Piece Sub-Units within each sub-class based on the sharing formula applicable to that sub-class.
Transfers.   Without the prior written consent of the LHR, which approval may be given or withheld by the LHR in its sole discretion, and additionally subject to the standard transfer approval requirements generally applicable to common units, no holder of Legacy OP Units may (i) transfer any or all of its Legacy OP Units or any beneficial interest therein, (ii) engage in, solicit or respond to offerings for any transfer of a partnership interest or beneficial interest therein to a third party, including another partner of our operating partnership, or (iii) hedge, short or pledge its Legacy OP Units or any interest therein. Certain indirect transfers of Legacy OP Units are permitted and certain affiliate transfers are permitted, subject to compliance with specified requirements.
Legacy Holder Representative.   Each holder of Legacy OP Units has appointed the LHR as such holder’s representative to act on such holder’s behalf in respect of most matters related to Legacy OP Units. The LHR will not be compensated for providing this service but will be reimbursed for all costs and expenses it incurs, and will be indemnified for acting in such role, in each case with Lineage Holdings bearing all such costs and expenses.
LTIP Units
Our operating partnership is authorized to issue a class of units of partnership interest designated as “LTIP units” that are intended to constitute “profits interests” for U.S. federal income tax purposes. We may cause our operating partnership to issue LTIP units to persons who provide services to or for the benefit of our operating partnership, for such consideration or for no consideration as we may determine to be appropriate, and we may admit such persons as limited partners of our operating partnership, without the approval or consent of any limited partner. Further, we may cause our operating partnership to issue LTIP units in one or more classes or series, with such terms as we may determine, without the approval or consent of any limited partner. LTIP units may be subject to vesting, forfeiture and restrictions on transfer and receipt of distributions pursuant to the terms of any applicable equity-based plan and the terms of any award agreement relating to the issuance of the LTIP units.
Conversion Rights.   Vested LTIP units are convertible at the option of each limited partner and some assignees of limited partners (in each case, that hold vested LTIP units) into common units, upon notice to us and our operating partnership, to the extent that the capital account balance of the LTIP unitholder with respect to all of its LTIP units is at least equal to our capital account balance with respect to an equal number of common units. We may cause our operating partnership to convert vested LTIP units eligible for conversion into an equal number of common units at any time, upon at least three days’ notice to the holder of the LTIP units.
If we or our operating partnership is party to a transaction, including a merger, consolidation, sale of all or substantially all of our assets or other business combination, as a result of which common units are exchanged for or converted into the right, or holders of common units are otherwise entitled, to receive cash, securities or other property (or any combination thereof), we must cause our operating partnership to convert any vested LTIP units then eligible for conversion into common units immediately before the transaction, taking into account any special allocations of income that would be made as a result of the transaction. Our operating partnership must use commercially reasonable efforts to cause each limited partner (other than a party to such a transaction or an affiliate of such a party) holding LTIP units that will be converted into common units in such a transaction to be afforded the right to receive the same kind and amount of cash, securities and other property (or any combination thereof) for such common units that each holder of common units receives in the transaction.
Transfer.   Unless an applicable equity-based plan or the terms of an award agreement specify additional restrictions on transfer of LTIP units, LTIP units are transferable to the same extent as common units, as described above in the section entitled “— Transfers of Partnership Interests.”
Voting Rights.   Except for limited circumstances, limited partners holding LTIP units are entitled to vote together as a class with limited partners holding common units on all matters on which limited partners holding common units are entitled to vote or consent, and may cast one vote for each LTIP unit so held.
Adjustment of LTIP Units.   If our operating partnership takes certain actions, including making a distribution of units on all outstanding common units, combining or subdividing the outstanding common units into a different number of common units or reclassifying the outstanding common units, we must adjust the number of outstanding LTIP units or subdivide or combine outstanding LTIP units to maintain a one-for-one conversion ratio and economic equivalence between common units and LTIP units.

DESCRIPTION OF THE OPERATING AGREEMENT OF LINEAGE LOGISTICS HOLDINGS, LLC
A summary of the material terms and provisions of the Tenth Amended and Restated Operating Agreement of Lineage Logistics Holdings, LLC, or Lineage Holdings, which we refer to as the “operating agreement,” is set forth below. This summary is not complete and is subject to and qualified in its entirety by reference to the applicable provisions of Delaware law and the operating agreement. For more detail, please refer to the operating agreement itself. For purposes of this section, references to “we,” “our,” “us,” and the “Company” refer to Lineage, Inc., in our capacity as the general partner of our operating partnership, and “managing member” refers to our operating partnership, in its capacity as managing member of Lineage Holdings.
General
Lineage Holdings is a subsidiary of our operating partnership, through which our operating partnership holds its assets and conducts its operations. Our operating partnership is the managing member of Lineage Holdings. As of September 30, 2025, our operating partnership directly holds a 99.4% membership interest in Lineage Holdings.
Lineage Holdings issues common units as its primary class of equity. The common units are not listed on any exchange nor are they quoted on any national market system. Lineage Holdings is also authorized to issue a class of units of membership interest designated as OPEUs and may authorize and issue additional classes of units of membership interest. OPEUs are units of membership interest that are intended to be economically equivalent to, and exchangeable into, OP units.
Provisions in the operating agreement may delay or make more difficult unsolicited acquisitions of us or changes in our control. These provisions could discourage third parties from making proposals involving an unsolicited acquisition of us or change of our control, although some stockholders might consider such proposals, if made, desirable. These provisions also make it more difficult for third parties to alter the management structure of Lineage Holdings without the concurrence of our board of directors. These provisions include, among others:
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exchange rights of holders of OPEUs;

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transfer restrictions on common units and other classes of membership interests;

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a requirement that our operating partnership may not be removed as the managing member of Lineage Holdings without our consent;

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our ability in some cases to amend the operating agreement and to cause Lineage Holdings to issue preferred membership interests in Lineage Holdings with terms that we may determine, in either case, without the approval or consent of any member; and

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the right of the members to consent to certain transfers of our operating partnership’s managing member interest (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise).

Purpose, Business and Management
Lineage Holdings was formed for the purpose of conducting any business, enterprise or activity permitted by or under the Delaware Limited Liability Company Act, or the Delaware LLCA. Lineage Holdings may enter into any partnership, joint venture, business trust arrangement, limited liability company or other similar arrangement, subject to any consent rights set forth in the operating agreement.
In general, our board of directors manages the business and affairs of Lineage Holdings by directing our business and affairs, in our capacity as the sole general partner of our operating partnership, and in turn in our operating partnership’s capacity as the sole managing member of Lineage Holdings. The operating agreement provides that our operating partnership is not liable to Lineage Holdings or any member for any action or omission taken in its capacity as managing member, for the debts or liabilities of Lineage Holdings or for the obligations of Lineage Holdings under the operating agreement, except for liability for our operating partnership’s fraud, willful misconduct or gross negligence, pursuant to any express indemnity our operating partnership may give to Lineage Holdings. In addition, the operating agreement requires Lineage Holdings to indemnify us, our directors and officers, officers of our operating partnership, officers of Lineage Holdings and any other person designated by our operating partnership against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys’ fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, that relate to the operations of our operating partnership, unless (i) an act or omission of the person was material to the matter giving rise to the action and either was committed in bad faith or was the result of active and deliberate dishonesty, (ii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful or (iii) such person actually received an improper personal benefit in violation or breach of any provision of the operating agreement.
Except as otherwise expressly provided in the operating agreement and subject to the rights of holders of any class or series of membership interest, all management powers over the business and affairs of our Lineage Holdings are exclusively vested in our operating partnership, in its capacity as managing member of Lineage Holdings. Our operating partnership may not be removed as the managing member of Lineage Holdings, with or without cause, without our consent, which we may give or withhold in our sole and absolute discretion.
Additional Members
We may cause Lineage Holdings to issue additional units in one or more classes or series or other membership interests and to admit additional members to Lineage Holdings from time to time, on such terms and conditions and for such capital contributions as we may establish in our sole and absolute discretion, without the approval or consent of any member.
The operating agreement authorizes Lineage Holdings to issue common units, OPEUs and preferred units, and Lineage Holdings may issue additional membership interests in one or more additional classes, or one or more series of any of such classes, with such designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption (including, without limitation, terms that may be senior or otherwise entitled to preference over existing units) as we may determine, in our sole and absolute discretion, without the approval of any member or any other person. Without limiting the generality of the foregoing, we may specify, as to any such class or series of membership interest, the allocations of items of company income, gain, loss, deduction and credit to each such class or series of membership interest.
Ability to Engage in Other Businesses; Conflicts of Interest
The operating agreement provides that our operating partnership may not conduct any business other than in connection with the ownership, acquisition and disposition of membership interests, the management of the business and affairs of Lineage Holdings, our operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, financing or refinancing of any type related to Lineage Holdings or its assets or activities and such activities as are incidental to those activities discussed above. In general, our operating partnership must contribute any assets or funds that it acquires to Lineage Holdings whether as capital contributions, loans or otherwise, as appropriate, in exchange for additional membership interests. We or our operating partnership may, however, in our sole and absolute discretion, from time to time hold or acquire assets in our or our operating partnership’s own name or otherwise other than through Lineage Holdings so long as we take commercially reasonable measures to ensure that the economic benefits and burdens of such property are otherwise vested in Lineage Holdings.
Distributions
Lineage Holdings will distribute such amounts, at such times, as we may in our sole and absolute discretion determine:
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first, with respect to any membership interests that are entitled to any preference in distribution, in accordance with the rights of the holders of such class(es) of membership interests, and, within each such class, among the holders of such class pro rata in proportion to their respective percentage interests of such class or as otherwise prescribed for that class; and
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second, with respect to any membership interests that are not entitled to any preference in distribution, including the common units and the OPEUs, pro rata in proportion to their respective percentage interests based on the total number of common units and OPEUs outstanding (measured for this purpose on a one-for-one basis).

Exculpation and Indemnification of Managing Member
The operating agreement provides that our operating partnership is not liable to Lineage Holdings or any member for any action or omission taken in its capacity as managing member, for the debts or liabilities of Lineage Holdings or for the obligations of Lineage Holdings under the operating agreement, except for liability for our operating partnership’s fraud, willful misconduct or gross negligence, or pursuant to any express indemnity we may give to Lineage Holdings. The operating agreement also provides that any obligation or liability in our operating partnership’s capacity as the managing member of Lineage Holdings that may arise at any time under the operating agreement or any other instrument, transaction or undertaking contemplated by the operating agreement will be satisfied, if at all, out of our operating partnership’s assets or the assets of Lineage Holdings only, and no such obligation or liability will be personally binding upon any of our directors, stockholders, officers, employees or agents.
In addition, the operating agreement requires Lineage Holdings to indemnify our operating partnership, our operating partnership’s present or any former directors and officers, officers of Lineage Holdings, any former managing member of Lineage Holdings, each person serving as a director, manager, officer, employee or other agent of any of our former managing members or former manager, and any other person designated by us against any and all losses, claims, damages, liabilities, expenses (including, without limitation, attorneys’ fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, that relate to the operations of Lineage Holdings, unless (i) an act or omission of the person was material to the matter giving rise to the action and either was committed in bad faith or was the result of active and deliberate dishonesty, (ii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful or (iii) such person actually received an improper personal benefit in violation or breach of any provision of the operating agreement. Lineage Holdings must also pay or reimburse the reasonable expenses of any such person in advance of a final disposition of the proceeding upon its receipt of a written affirmation of the person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking by or on behalf of the person to repay any amounts paid or advanced if it is ultimately determined that the person did not meet the standard of conduct for indemnification. Lineage Holdings is not required to indemnify or advance funds to any person with respect to any action initiated by the person seeking indemnification without our approval (except for any proceeding brought to enforce such person’s right to indemnification under the operating agreement) or if the person is found to be liable to Lineage Holdings on any portion of any claim in the action.
In addition, in exercising our authority under the operating agreement, we may, but are not required to, take into account the tax consequences to any member of any action taken (or not taken) by us. Subject to limited exceptions, any action or failure to act on our part that does or does not take into account any tax consequences of a member will not be considered to violate any duty of loyalty or any other duty owed by us as the managing member.
Dissolution of Lineage Holdings
We may elect to dissolve Lineage Holdings without the consent of any member. However, in connection with the acquisition of properties from persons to whom Lineage Holdings issues common units or other membership interests as part of the purchase price, in order to preserve such persons’ tax deferral, our operating partnership may contractually agree, in general, not to sell or otherwise transfer the properties for a specified period of time, or in some instances, not to sell or otherwise transfer the properties without compensating the sellers of the properties for their loss of the tax deferral.

Exchange Rights of Holders of OPEUs
Beginning two years after the initial closing date of our initial public offering, each holder of OPEUs will have the right, subject to the terms and conditions set forth in the operating agreement, to require our operating partnership to exchange all or a portion of the OPEUs held by such holder for OP units, based on an exchange ratio of one OP unit for each OPEU, subject to adjustment as provided in the operating agreement. Holders of OP units issued in exchange for such OPEUs will not be able to redeem OP units until after the settlement of all legacy BGLH equity and all Legacy OP Units. The operating agreement does not require us to register, qualify or list any OP units issued in exchange for OPEUs with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange.
Transfers of Membership Interests
Restrictions on Transfers by Members.   A member will have the right to transfer all or any portion of its membership interest without our consent to any person that is an “accredited investor,” within the meaning set forth in Rule 501 promulgated under the Securities Act, upon ten business days prior notice to our operating partnership, subject to the satisfaction of conditions specified in the operating agreement, including minimum transfer requirements and our operating partnership’s right of first refusal. These requirements do not apply to certain permitted transfers to certain affiliates, family members and charities, and certain pledges of partnership interests to lending institutions in connection with bona fide loans.
Restrictions on Transfers by the Managing Member.   Our operating partnership, as managing member, may not transfer any of its managing member interest, whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise unless:
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our operating partnership transfers its member interests in a merger, consolidation or other combination of its assets with another entity, a sale of all or substantially all of its assets or a reclassification, recapitalization or change in any outstanding units of its equity securities described below in “— Restrictions on Mergers, Sales, Transfers and Other Significant Transactions of the Managing Member” or our operating partnership receives the prior consent of a majority in interest of the members holding common membership interests (excluding our operating partnership and any member 50% or more of whose equity is owned, directly or indirectly, by our operating partnership);

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the transferee is admitted as managing member pursuant to the terms of the operating agreement;

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the transferee assumes, by operation of law or express agreement, all of the obligations of the managing member under the operating agreement with respect to such transferred membership interest; and

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the transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of the operating agreement with respect to the membership interest so acquired and the admission of such transferee as the managing member.

Our operating partnership may also transfer all (but not less than all) of its interests in Lineage Holdings to an affiliate of our operating partnership without the consent of any member, subject to the rights of holders of any class or series of membership interests.
Our operating partnership may not voluntarily withdraw as the managing member of Lineage Holdings without the consent of a majority in interest of the members (excluding our operating partnership and any member 50% or more of whose equity is owned, directly or indirectly, by our operating partnership) other than upon the transfer of our operating partnership’s entire interest in Lineage Holdings and the admission of its successor as the managing member of Lineage Holdings.
Subsidiary REIT Ownership Restrictions.   The operating agreement includes restrictions on ownership and transfer of interests in Lineage Holdings intended to preserve the REIT qualification of Subsidiary REITs. These restrictions are substantially similar to the restrictions described in “Description of Our Capital Stock — Restrictions on Ownership and Transfer” except that they are with respect to interests in Lineage

Holdings, and there are no restrictions intended to preserve any Subsidiary REIT’s status as a domestically controlled qualified investment entity.
Restrictions on Mergers, Sales, Transfers and Other Significant Transactions of the Managing Member
Our operating partnership, as managing member, may not merge, consolidate or otherwise combine its assets with another entity, or sell all or substantially all of its assets not in the ordinary course of our business, or reclassify, recapitalize or change the terms of its outstanding common equity interests (other than in connection with a stock split, reverse stock split, stock dividend, change in par value, increase in authorized shares, designation or issuance of new classes of equity securities or any event that does not require the approval of our stockholders), unless:
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such event has been approved by the consent of a majority in interest of the members, including our operating partnership as managing member, and all members holding common units will receive, or will have the right to elect to receive, for each common unit, consideration that is equivalent to the greatest amount of cash, securities or other property received by a holder of one share of our common stock; and, if such event occurs in connection with a purchase, tender or exchange offer, each holder of units has the right to receive, or elect to receive, the greatest amount of cash, securities or other property that such holder of units would have received had such units been exchanged for OP units and received OP units in exchange for its units immediately before the expiration of the purchase, tender or exchange offer and had accepted the purchase, tender or exchange offer; or

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substantially all of the assets of Lineage Holdings are to be owned by a surviving entity in which the members holding common units will hold a percentage interest based on the relative fair market value of the net assets of Lineage Holdings and the other net assets of such entity, which interest will be on terms that are at least as favorable as the terms of the common units and will include a right to redeem interests in such entity for the consideration described in the preceding bullet, cash on similar terms as those with respect to the common units or, if common equity securities of the person controlling the surviving entity are publicly traded, such common equity securities.

PLAN OF DISTRIBUTION
We or any of the selling securityholders may sell the offered securities from time to time:
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through underwriters or dealers;

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through agents;

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directly to one or more purchasers; or

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through a combination of any of these methods of sale.

We will identify the specific plan of distribution, including any underwriters, dealers, agents or direct purchasers and their compensation in the applicable prospectus supplement.

LEGAL MATTERS
Certain legal matters will be passed upon for us by Latham & Watkins LLP. Certain legal matters with respect to the validity of shares of our capital stock and certain other legal matters relating to Maryland law will be passed upon for us by Venable LLP. Certain legal matters relating to Washington law will be passed upon for us by Snell & Wilmer L.L.P. Certain legal matters relating to Canadian law will be passed upon for us by McCarthy Tétrault LLP. Certain legal matters relating to Australian law will be passed upon for us by Johnson Winter Slattery. Certain legal matters relating to Dutch law will be passed upon for us by NautaDutilh N.V. Additional legal matters may be passed upon for us, the selling securityholders or any underwriters, dealers or agents, by counsel that we will name in the applicable prospectus supplement. Certain Latham & Watkins LLP attorneys and investment funds affiliated with the firm own shares of our common stock, representing, in the aggregate, less than 1% of our shares of common stock.
EXPERTS
The consolidated financial statements of Lineage, Inc. as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

CERTAIN INSOLVENCY AND ENFORCEABILITY CONSIDERATIONS
Set out below is a summary of certain insolvency law considerations in the Netherlands, the jurisdiction in which Lineage Europe is organized, as well as a summary of certain limitations on the enforceability of any guarantees of debt securities issued by one or more of the subsidiary guarantors in Australia, Canada and the Netherlands. It is a summary only, and proceedings of bankruptcy, insolvency or a similar event could be initiated in any of these jurisdictions or in any other jurisdiction, including the jurisdiction of organization of a future guarantor of any series of debt securities. The application of these various laws in multiple jurisdictions could trigger disputes over which jurisdictions’ law should apply and could adversely affect your ability to enforce your rights and to collect payment in full under any such guarantees. The descriptions below are only a summary and do not purport to be complete or to discuss all of the limitations or considerations, and bankruptcy or insolvency proceedings or similar events could be initiated in Australia, Canada or the Netherlands.
Australia
Insolvency considerations
Some insolvency laws of Australia may not be as favorable to your interests as creditors as the laws of the United States or other jurisdictions with which you may be familiar. Notably, the voluntary administration procedure under the Corporations Act 2001 (Cth) (Australia) (“Australian Corporations Act”), which provides for the potential reorganization of an insolvent company, differs significantly from Chapter 11 under the United States Bankruptcy Code. If an Australian guarantor becomes insolvent, the treatment and ranking of holders of the applicable series of debt securities, its other creditors and shareholders under Australian law may be different from the treatment and ranking of holders of the applicable series of debt securities, its other creditors and shareholders if it were subject to the bankruptcy laws of the United States or certain other jurisdictions. For instance, in Australia, certain entitlements of employees are given priority over certain claims of secured creditors and all claims of unsecured creditors (with limited exceptions).
Insolvency laws
Insolvency
There are four principal corporate insolvency processes in Australia: administration (sometimes referred to as voluntary administration where an insolvent company elects to appoint an administrator); deed of company arrangement; liquidation (also referred to as a winding up); and receivership. There is also a fifth less common regime pursuant to a scheme of arrangement. A brief description of each is set out below.
Administration
According to section 435A of the Australian Corporations Act, the object of administration is to provide for the business, property and affairs of an insolvent company to be administered in a way that maximizes the chances of the company, or as much as possible of its business, continuing in existence. Alternatively, if it is not possible for the company or its business to continue in existence, the object of the administration is to achieve a better return for the company’s creditors and members than would result from an immediate winding up of the company. In the vast majority of cases, a company is put into administration by resolution of its board of directors if the board resolves that the company is insolvent or is likely to become insolvent at some future time. In some cases, an administrator may be appointed by a secured creditor who is entitled to enforce its security over the whole or substantially the whole of the company’s property. However, a secured creditor will usually appoint a receiver who, unlike an administrator, will primarily act in the interests of the secured creditor to realize the secured property (even though a receiver also owes various duties to the company in its capacity as agent of the company). A secured creditor with a security interest over the whole or substantially the whole of the company’s property has a limited period following the appointment of an administrator in which to appoint a receiver, should it wish to do so.
Administration is only intended to last for a short period (typically between 20 to 25 business days unless otherwise extended by court order), during which time the administrator controls the business, property and affairs of the company and acts as its agent. The powers of the directors and officers are suspended, though they remain in office and have a duty to assist the administrator. The administrator’s role is to assess the company’s situation and its options (usually liquidation, execution of a deed of company arrangement or to return the company to the control of its directors) and report to creditors as to which option should be followed.
To permit the administrator the opportunity to do this, during the administration there is a moratorium on the enforcement of creditors’ claims and actions against the company and its property (subject to certain exceptions) and also a stay on legal proceedings which will prevent, amongst other things, security being enforced (subject to certain exceptions).
The administrator will liaise with creditors throughout the appointment, however, there are two key meetings:
1.
a first meeting of creditors is typically held within 8 business days of appointment where they vote to replace the administrator or form a committee of inspection (a group of creditors to represent the creditors’ interests and assist and advise the administrator); and

2.
a second meeting of creditors is typically held within 25 business days of appointment where they must vote to:

a.
accept a proposal for a deed of company arrangement;

b.
return the company to the directors’ control; or

c.
put the company into liquidation.

A resolution regarding the company’s future will have passed at a second creditors’ meeting where (1) a majority of the creditors voting at the meeting vote in favour of the resolution or (2) if a poll is called, a majority of the creditors at the meeting, and a majority of the creditors in value at the meeting, vote in favour of the resolution.
Deed of Company Arrangement
A deed of company arrangement is an agreement binding on the company and its creditors (and sometimes others) in the nature of a compromise which is agreed to after the company enters into administration. By force of the Australian Corporations Act, the agreement is one which will bind unsecured creditors whose debts are provable even if they did not vote in favor of it. The progress of the company depends on the terms of the deed of company arrangement. The Australian Corporations Act is relatively flexible on the contents of the deed of company arrangement. Once the deed of company arrangement is executed, the administration terminates and the moratorium restrictions come to an end and are replaced by the provisions of the deed, which may include similar moratorium protections.
The deed administrator may be tasked by the deed with realizing assets, closing down the business, restructuring the company or pursuing litigation with a view to the payment of dividends to creditors. The deed may apply a moratorium, compromise creditors’ claims, provide for the payment of creditors by installment or specify that different creditors are to be treated differently (either by extinguishment of claims or subordination). Secured creditors may continue to deal with the property over which they have security, unless the secured creditor voted in favor of the deed (and the deed restricts its ability to enforce its security) or it is prevented from enforcing by a court order.
A deed of company arrangement will end once the provisions of the deed are fulfilled or if the deed specifies circumstances in which it is to terminate, and those circumstances exist.
Liquidation
A company can be put into liquidation by resolution of its members or its creditors or by a court ordering the company to be wound up (known as voluntary liquidation and court liquidation, respectively) or following an administration if the administrators either do not hand the company back to its directors or if a deed of company arrangement is not entered into. A liquidator is appointed to administer the liquidation and once appointed, will take control of the company from the directors and act as the company’s agent. The purpose of a liquidation is to enable the realization of all of a company’s assets, the calling up of partly paid shares and the distribution of the proceeds among the company’s creditors and (if there is a surplus after paying creditors) a distribution of the surplus to members. The distribution of proceeds will be subject to statutory priority rules. The company’s existence will then be brought to an end by deregistration.
Generally speaking, to the extent that their security is sufficient, secured creditors stand outside the liquidation and therefore do not have to prove for their debts and they have the right to appoint a receiver and manager and enforce against the secured property during the liquidation. Secured creditors are generally entitled to sell the assets subject to their security or have them sold and to receive the proceeds (subject to the rights of any prior security holders or any unsecured creditors with statutory priority to the relevant proceeds).
Receivership
Receivers are typically appointed by a person to whom the company has granted security and acts as the company’s agent. Their appointment and powers are usually governed by the terms of the security under which they are appointed but receivers also derive powers from the Australian Corporations Act and at common law. The receiver’s principal task is to take possession and control of the secured property and realize the property subject to the security and pay the proceeds of enforcement to the security holder. Receivership is a regime implemented for the benefit of the secured creditor that appoints the receiver. In contrast, both administration and liquidation are regimes aimed at securing the best outcome for all of the company’s creditors as a whole and the members.
The receiver’s principal duty is to realize the secured property to repay the security holder that appointed them. They also owe residual duties to the company, unsecured creditors and shareholders, as an officer of the company. Where a company grants security over an asset, the proceeds of enforcement must generally be remitted to the holder of the security, although this can be altered if there are claims ranking in priority to the holder of the security (see section 433 of the Australian Corporations Act), as summarized below:
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if the proceeds are from contracts of insurance entered into by the company before the date the receiver was appointed and the insurance policy is in respect of liability to third parties, the proceeds must be paid to the third party in respect of whom the liability was incurred;

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if an auditor of the company has applied to the Australian Securities and Investment Commission (“ASIC”) to resign its position as auditor and this application was refused, the auditor’s fees and expenses for the period between when ASIC refused consent to the auditor’s resignation and the date the receiver was appointed;

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wages, superannuation contributions and superannuation guarantee charge payable by the company in respect of services rendered to the company by the employees prior to the date the receiver was appointed (including certain statutory estimate amounts payable in relation to the superannuation guarantee charge);

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certain amounts due on or before the date the receiver is appointed in respect of leave of absence owing to employees;

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retrenchment payments payable to employees (subject to limited exceptions); and

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certain amounts which have been advanced by other parties to the company for the purpose of paying wages, superannuation contributions or certain payments in respect of leave of absence or termination of employment.

During a receivership, there is no moratorium in place and other creditors may pursue debts and claims against the company (although typically if a company is subject to a receivership it will also be subject to administration, during which a moratorium does apply (subject to limited exceptions)).
Scheme of Arrangement
A scheme of arrangement is an arrangement or compromise which binds the company and its creditors or members even though a minority of those creditors or members may oppose it. As it is similar in effect to a deed of company arrangement entered into after an administration and it is typically more complicated and expensive to effect, a scheme of arrangement is used less frequently in an insolvency context. However, they offer particular advantages over deeds of company arrangements for large and more complex company reconstructions. Unlike deeds, schemes can bind secured creditors and release creditor rights against third parties (such as guarantees).
Ipso Facto Laws
On 18 September 2017, the Treasury Laws Amendment (2017 Enterprise Incentives No.2) Act 2017 (Cth) (Australia) was enacted in Australia. The legislation provides for a stay on enforcement of certain rights arising under a contract (such as a right entitling a creditor to terminate the contract or to accelerate payments or providing for automatic acceleration) for a certain period of time (and in some cases indefinitely), if the reason for enforcement is the occurrence of certain events relating to specified insolvency proceedings, namely the appointment of an administrator or managing controller or an application for a scheme of arrangement, or the company’s financial position during those proceedings (known as “ipso facto” rights). The specified proceedings do not include a winding up or liquidation.
The legislation became operative on 1 July 2018. The stay applies to ipso facto rights arising under contracts, agreements or arrangements entered into after 1 July 2018, subject to certain exclusions. Ipso facto rights arising under any contract that is or is directly connected with a security such as the debt securities are excluded from the stay under the Corporations Amendment (Stay on Enforcing Certain Rights) Regulations 2018 (Cth) (Australia) (“Corporations Regulations”), which means the enforceability in Australia of such provisions of the applicable series of debt securities will not be affected.
Further rights prescribed by the Corporations Regulations and Ministerial declarations are also excluded. It should be noted the legislation gives the Federal Court of Australia the power to broaden or narrow the scope and duration of the stay.
It is likely ipso facto rights arising under the applicable issuer’s operating contracts will be subject to the stay, which means the applicable issuer may be stayed from enforcing its ipso facto rights against a contract counterparty for a certain period of time.
Enforceability of civil liabilities
There is doubt as to the enforceability in Australia in original actions or in actions for enforcement of judgments of U.S. courts, of civil liabilities predicated solely upon the civil liability provisions of the federal or state securities laws of the United States. Also, there is no statutory recognition in Australia of the judgments of United States courts (whether or not such judgment relates to United States federal securities laws) and such judgments will not be enforceable in Australia in certain circumstances, including, but not limited to, where the plaintiff is unable to prove that the U.S. court exercised jurisdiction over the defendant which is recognized by Australian courts or where such judgments contravene local public policy, were obtained by fraud or duress, breach the rules of natural justice or general principles of fairness, are not for a fixed or readily ascertainable sum, are subject to a stay of execution, an order under the Foreign Proceedings (Excess of Jurisdiction) Act 1984 (Cth) has (Australia) been made, or are otherwise not final and conclusive, or involve multiple or punitive damages or where the proceedings in such courts were of a penal nature.
Limits to enforcement of guarantees
Liquidation
Under Australian law, if a liquidator were to be appointed to any Australian guarantor, the liquidator would have the power to investigate the validity of past transactions. If, on the application of a company’s liquidator, a court is satisfied that a transaction of the company is a voidable transaction, including but not limited to an unfair preference or an uncommercial transaction, it may make a variety of orders which are set out in section 588FF of the Australian Corporations Act. These orders include an order releasing or discharging, wholly or partly, a debt incurred, or a security or guarantee given, by the company under or in connection with the transaction or an order requiring a party to repay to the company some or all of the money it received under the transaction. It is not necessary to establish that the directors of the company have breached their duties to the company in any way or that the person taking the benefit of the guarantee or security had actual or constructive notice that the transaction was an insolvent transaction, subject to any defenses that may be available in respect of section 588FF, including under section 588FG. There are various time periods within which a liquidator can take such action depending on the nature of the transaction being challenged. The test for insolvency in Australia in this context is whether the relevant company is able to pay its debts as and when they become due and payable.
Unfair Preferences
An unfair preference is a transaction between a company and a creditor which results in the creditor receiving from the company, in respect of an unsecured debt, more than it would receive if the transaction were set aside and the creditor were to prove for the debt in a winding up of the company (section 588FA(1) of the Australian Corporations Act). For the purposes of this section, a secured debt or a part thereof is taken to be unsecured to the extent it is not reflected in the value of the security.
An unfair preference is an insolvent transaction if the company either: (i) is insolvent when the transaction is entered into or when an act is done (or an omission is made) for the purpose of giving effect to the transaction; or (ii) becomes insolvent because of, or because of matters including, entering into the transaction or because of a person doing an act (or making an omission) for the purpose of giving effect to the transaction (section 588FC of the Australian Corporations Act).
Generally, an unfair preference that is an insolvent transaction is voidable if it was entered into (or an act was done for the purpose of giving effect to it): (i) during the six months ending on the relation-back day (as explained below); (ii) after the relation-back day but on or before the day when the winding up began (section 588FE(2) of the Australian Corporations Act); or (iii) if a related entity of the company was a party to the transaction, during the four years ending on the relation-back day (section 588FE(4) of the Australian Corporations Act). Generally, the “relation-back day” is: in the case of a compulsory liquidation, the date on which the application for winding-up the company is filed with the court; in the case of a voluntary winding-up, the date the members resolve to wind-up the company; or if the liquidation is preceded by an administration, the day the administration commenced (section 91 of the Australian Corporations Act).
Uncommercial Transactions
A transaction is an uncommercial transaction under section 588FB(1) of the Australian Corporations Act if it may be expected that a reasonable person in the company’s circumstances would not have entered into the transaction, having regard to: the benefits (if any) to the company of entering into the transaction; the detriment to the company of entering into the transaction; the respective benefits to other parties to the transaction of entering into it; and any other relevant matter. “Transaction” is broadly defined and generally includes the provision of a guarantee. A guarantee would be unlikely to constitute an uncommercial transaction if the benefit to the company providing the guarantee in the context of the transaction outweighs the detriment that could be incurred by the company in providing the guarantee.
An uncommercial transaction is an insolvent transaction if: (i) the company is insolvent when the transaction is entered into, or an act is done (or an omission is made) for the purpose of giving effect to the transaction; or (ii) the company becomes insolvent because of, or because of matters including, entering into the transaction or a person doing an act (or making an omission) for the purpose of giving effect to the transaction (section 588FC of the Australian Corporations Act).
An uncommercial transaction that is an insolvent transaction is voidable if it was entered into (or an act was done for the purpose of giving effect to it) during: (i) the two years ending on the relation-back day (section 588FE(3) of the Australian Corporations Act); or (ii) if a related entity of the company was a party to the transaction, the four years ending on the relation-back day (section 588FE(4) of the Australian Corporations Act). The “relation-back day” has the same meaning as described above under the unfair preferences section.
Other grounds
Under Australian law, a guarantee given by a company may also be set aside on a number of additional grounds (including by the application of laws concerning financial assistance, insolvency, bankruptcy, liquidation and administration and certain equitable principles). In addition, a guarantee may be unenforceable against a guarantor if the directors of the guarantor did not comply with their duties to act in good faith for the benefit of the guarantor and for a proper purpose in giving the guarantee. The issue is particularly relevant where a company provides a guarantee in relation to the obligations of another member of its corporate family, as is the case for the guarantees which may be granted with respect to any series of debt securities. In determining whether there is sufficient benefit, all relevant facts and circumstances of the transaction need to be considered by the directors, including the benefits and detriments to the guarantor in giving the guarantee, and the respective benefits to the other parties involved in the transaction.
Whether a guarantee entered into in breach of directors’ duties can be avoided against a party relying on the guarantee depends on certain factors, including the state of knowledge of that party (such as whether the party knew of or suspected the breach). Under Australian law, a person is entitled to assume that the directors have properly performed their duties to the company unless that person knows or suspects that they have not done so. In addition, other debts and liabilities of the Australian guarantors, such as certain employee entitlements or amounts owed to tax authorities, may rank ahead of claims under the guarantees for the applicable series of debt securities in the event of insolvency, administration or similar proceedings.
If any of the guarantees for the applicable series of debt securities are avoided, it is possible that you will be left with a claim solely against the issuer of the applicable debt securities.
Canada
One of the subsidiary guarantors is a corporation existing under the laws of the Province of Ontario and its principal place of business and the majority of its assets are currently located in Canada (each, a “Canadian Guarantor”). In the event that a Canadian Guarantor experiences financial difficulty, it is not possible to predict with certainty in which jurisdiction or jurisdictions insolvency or similar proceedings would be commenced, or the outcome of such proceedings. To the extent that Canadian bankruptcy and insolvency laws apply to the Canadian Guarantor, holders of any series of debt securities should be aware that the bankruptcy, insolvency, foreign exchange, administration and other laws of Canada may be materially different from those of the United States or elsewhere, including in respect of creditors’ rights, priority of creditors, the ability to be paid or recover post-petition interest and the duration of the insolvency proceeding. Moreover, if the Canadian Guarantor were to become subject to Canadian insolvency laws, the ability of holders of the applicable series of debt securities to receive payment under the guarantee provided by the Canadian Guarantor may be more limited than would be the case under U.S. or other bankruptcy laws.
This summary highlights certain aspects of the federal and provincial laws in effect in Canada in respect of bankruptcy, insolvency and restructuring and receiverships in respect of the business and assets of debtors, in each case in force on the date of this prospectus.
Preferences and Transfers at Undervalue
In the context of certain proceedings, a trustee in bankruptcy, monitor or proposal trustee is required to review asset transfers and transactions undertaken by the bankrupt or insolvent debtor within specified time periods prior to the commencement of insolvency proceedings or the filing of the court application to commence those proceedings to determine if the debtor was engaged in any preferential transactions or transfers at undervalue. In the case of “transfers at undervalue”, the review period is one year (or five years for parties not dealing at arm’s length) and preferences are subject to review if they occurred within three months (or twelve months for parties not dealing at arm’s length). Laws of the Province of Ontario regarding fraudulent preferences, transfers at undervalue and fraudulent conveyances may also apply.
A guarantee given to an arm’s length party could be voided as a preference if the applicable guarantors issued the applicable guarantee with the intent of defeating, delaying or defrauding creditors or with a view to giving the creditor a preference (if the guarantee has the effect of bestowing a preference, intent is presumed), and could be voided as a transfer at undervalue if (1) the guarantors was insolvent at the time the guarantee was given or rendered insolvent by reason of the issuance of the applicable guarantee, and (2) the applicable guarantors did not receive any consideration for issuing the applicable guarantee or if the consideration received by the issuer of the guarantee was conspicuously less than the fair market value of the consideration given by the applicable guarantors. In the case of parties not dealing at arm’s length, the giving of a guarantee may constitute a transfer at undervalue under federal legislation, regardless of the insolvency or intent of the guarantor, if the guarantee was given within 12 months prior to the date of the initial bankruptcy event. Under the laws of the Province of Ontario provincial legislation, including the Fraudulent Conveyances Act (FCA) and the Assignments and Preferences Act (APA), the analysis differs. A guarantee may be voidable if it was given with intent to defeat, hinder, delay, or defraud creditors (FCA), or if it was made by an insolvent debtor with intent to prefer one creditor over others (APA). In these cases, the timing of the guarantee is assessed relative to the debtor’s financial condition and intent at the time of the transaction, rather than by reference to a bankruptcy event.
If a court were to find that the issuance of a guarantee was a preference or transfer at undervalue, the court could void the payment obligations under such guarantee or subordinate such guarantee to presently existing and future indebtedness of the applicable guarantors, or require the holders of the applicable series of debt securities to repay any amounts received with respect to such guarantee. In the event of a finding that a preference or transfer at undervalue occurred, you may not receive any repayment on the applicable series of debt securities. It cannot be certain that the issuance of the guarantees would not be subordinated to any of the guarantors’ other debt or determined by a court to be void.
Insolvency
In Canada, insolvency proceedings are governed principally by two federal statutes (with a third applying mainly to federal financial institutions). The federal insolvency laws in Canada apply across the country and allow for either a liquidation type proceeding (which is similar to a Chapter 7 type liquidation under the U.S. Bankruptcy Code) or a restructuring type proceeding (which is similar to a Chapter 11 type proceeding under the U.S. Bankruptcy Code). In addition, under federal insolvency laws, secured creditors may seek the appointment by a court of what is known as a “receiver” over the collateral of the debtor, in order to sell the debtor’s assets or manage the debtor’s business or otherwise realize on collateral. A court appointed receiver can also be sought under provincial laws, including in the Province of Ontario, typically by a secured creditor, but, on occasion unsecured creditors or by the debtor itself. In addition, secured creditors may have recourse to self-help remedies, including the appointment, in some provinces, of a private receiver under their security documents. Notwithstanding that insolvency proceedings in Canada are generally governed by federal statute, in certain circumstances provincial and territorial laws will affect the conduct and/or outcome of those proceedings (e.g., security laws, landlord rights, receiverships, etc.) and it is also possible to arrange certain types of funded debt obligations under the reorganization or arrangement provisions of the applicable federal or provincial corporate statute. As a result of these laws, among other things, a holder of debt securities could be stayed from enforcing after the commencement of such proceedings.
The rights of the trustee who represents the holders of the applicable series of debt securities to enforce remedies could be delayed by the restructuring provisions of applicable Canadian federal bankruptcy, insolvency and other restructuring legislation and orders made with respect to Canadian law if the benefit of such law is sought with respect to the applicable issuer or any guarantors organized under Canadian law. The powers of the court under the Canadian federal and provincial insolvency and reorganization law have been interpreted and exercised broadly so as to protect a restructuring entity from actions taken by creditors and other parties.
Accordingly, it cannot be predicted whether payments under the applicable series of debt securities or the related guarantees would be made during any bankruptcy, insolvency or other restructuring proceedings, whether or when the trustee could exercise its rights under the applicable guarantees or whether and to what extent holders of the applicable series of debt securities would be compensated for any delays in payment, if any, of principal, interest and costs, including the fees and disbursements of the trustee.
Liquidation
Bankruptcy proceedings in Canada can be either voluntarily commenced by a debtor or commenced against the debtor by any creditor or creditors of such debtor where the unsecured claims of the applicant creditor(s) equals CAD$1,000 or more. In order for a bankruptcy filing to be valid, the debtor must meet one of the tests for bankruptcy set out in the Bankruptcy and Insolvency Act (Canada) (the “BIA”), with the most common test being the inability or failure to meet obligations generally as they become due. Upon a bankruptcy occurring, all of the assets of the bankrupt (with a few limited exceptions) vest in a licensed insolvency trustee with the proceedings being subject to the oversight of both the Superintendent of Bankruptcy and the relevant court. Typically, a licensed insolvency trustee liquidates the assets of the bankrupt and distributes the proceeds to creditors in accordance with their legal priorities.
The BIA and certain other federal and provincial statutes in Canada provide super priority status to claims such as payroll deductions for employee income taxes, government operated pension plans and employment insurance, as well as, in certain circumstances, for certain private pension contributions (if any), unpaid wages and employee disbursements (accrued in the six months prior to the bankruptcy, up to CAD$2,000 for wages and CAD$1,000 for disbursements, per employee) and, in some circumstances, collected and unremitted Goods and Services Tax and Harmonized Sales Tax. These super priority status claims are secured on certain assets of the debtor and such security usually ranks in priority to unsecured claims. After the claims subject to statutory super priorities are paid, the BIA provides that secured creditors are to be paid prior to unsecured creditors. While the general rule is that unsecured creditors share any remaining proceeds pari passu, the BIA also provides that certain “preferred” claims are to be paid prior to the general body of unsecured creditors, including the fees and expenses of the trustee in bankruptcy and its counsel, remaining unpaid wages and employee disbursements accrued in the six months prior to the bankruptcy in the amount noted above that were not paid from the assets to which the super priority security interest attaches, certain landlord claims, and certain other claims. Upon the occurrence of a bankruptcy order or a voluntary assignment in bankruptcy, the BIA imposes a stay of proceedings on unsecured creditors and leave is required to proceed, or continue, with any actions against the bankrupt entity.
As stated above, where applicable under federal or provincial law, a secured creditor may appoint a “receiver” or “receiver-manager” over the assets of a debtor or may seek court appointment of a receiver or receiver and manager. The receiver is not typically appointed to restructure a business. A receivership is intended as a mechanism for realizing on collateral through a liquidation or a going-concern sale. The receiver will proceed to sell the debtor’s assets, manage the debtor’s business or otherwise realize on the collateral, with the proceeds from its activities payable in accordance with the established priorities. A receiver can be court-appointed or, in most Canadian provinces, including the Province of Ontario, privately appointed. In the case of a court-appointed receivership, the powers of the receiver are in the discretion of the court. The appointment order typically includes a stay of proceedings and super-priority security interests or charges on the assets of the debtor to secure the payment of amounts owing in respect of the receiver’s fees and costs and, in certain circumstances, to secure the payment of any amounts to be borrowed by the receiver to facilitate the receivership. The receivership remains subject to many of the considerations in a bankruptcy, including among others, super-priorities and reporting obligations, although certain priorities will be different where no bankruptcy is involved. A receiver is often appointed where only the secured creditors are likely to be paid out of the realizations or there is an opportunity to realize higher returns through a going-concern sale of the business than a piecemeal liquidation.
Restructuring
Generally, restructuring proceedings of insolvent entities are commenced under one of two statutes in Canada and it is also possible to arrange or compromise certain types of funded debt obligations under the reorganization or arrangement provisions of the applicable federal or provincial corporate statute. Any such restructuring can involve a stay of proceedings with respect to creditors’ rights and remedies and a compromise of the debt owing by the restructuring entity.
For large or complex restructurings, the most commonly used statute is the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). In order to seek relief under the CCAA, the debtor must have in excess of CAD$5.0 million in outstanding claims against it (or be part of corporate group in excess of CAD$5.0 million claims against it). The granting of an order for relief under the CCAA is in the discretion of the court, but if granted, a CCAA order typically involves a broad stay of proceedings (applying to all creditors), protection from the termination of contracts by third parties, authority to disclaim or resiliate unfavorable contracts and, in most cases, the granting of super-priority security interests or charges on the assets of the applicant debtor company to secure the payment of any amounts to be borrowed from debtor-in-possession lenders to facilitate the restructuring, any amounts owing for the fees and costs of professionals involved in the restructuring, obligations of directors of the company with respect to their statutory liabilities and sometimes other amounts. An initial stay of proceedings under the CCAA cannot exceed

10 days and the initial application is to seek only the relief reasonably required for that 10 day period, as the initial application is typically on no notice or very limited notice to stakeholders. The debtor can then “come back” prior to the expiry of the 10-day period to seek more robust relief on notice to affected parties. The applicant debtor company is entitled to seek further extensions to the stay if it can demonstrate it is acting in good faith and with due diligence. There is no time limit on the duration of an extension to the stay of proceedings under the CCAA or on the duration of the entirety of the proceeding itself.
CCAA proceedings are supervised by the court and upon the making of an order under the CCAA, the court must appoint a licensed insolvency trustee to act as the “monitor” of the applicant company. The monitor is given certain powers under the CCAA and additional powers may be granted by court order. The monitor does not take possession of, or have any control over, the assets of the applicant company unless otherwise ordered by the court. The monitor is required to oversee certain filings made by the applicant company and provide its views with respect to same. The monitor also has a statutory duty to advise the court of any material adverse change in the status of the applicant company.
Under the CCAA, a company may, inter alia, proceed to file a plan of compromise or arrangement, or seek court approval of a sale of some or all of its assets. In the case of a plan of compromise or arrangement, it is necessary for the applicant company to obtain the requisite level of approval from affected creditors (approval must be obtained from creditors representing 66 2∕3% in value of the debt and more than 50% in number of the creditors who cast votes in each affected class of creditors) and approval of the court. Upon requisite creditor and court approvals being obtained, the restructuring plan is binding on all affected creditors whether or not they voted in favor of the plan. CCAA plans may be combined with plans of reorganization or arrangement under Canada’s federal and provincial corporate statutes, allowing Canadian corporate entities to change their share capital, including cancelling existing shares and/or converting existing unsecured bond debt to new shares, in the context of a plan. If the proceeding includes an asset sale, any sale out of the ordinary course is subject to approval of the court (but with no creditor vote) and the court is authorized to make an order transferring assets to a purchaser free and clear of all liens, claims, encumbrances and other restrictions, with liens and encumbrances attaching to the proceeds of sale in the same priority as they did as against the assets, immediately prior to the sale. Courts also have the authority to issue reverse vesting orders (“RVOs”). RVOs facilitate the conveyance of the equity interest of a debtor company to a purchasing entity (free and clear of any liens and encumbrances) and the assignment of unwanted liabilities and assets to a residual entity. RVOs are typically granted where the debtor company has certain non-transferable or hard to transfer attributes such as regulatory permits and licenses or tax losses and the purchaser needs to continue the debtors business through the same legal entity in order to derive benefit from those non-transferrable or hard to transfer attributes. No creditor vote is required but, generally speaking, the court must be satisfied creditors are no worse off than they would be had an asset sale occurred. During the course of a CCAA proceeding, creditors and contractual counterparties are not entitled to exercise any rights or remedies without leave of the court except for certain statutory exceptions (i.e., proven claims of set-off, termination and enforcement rights under certain types of derivative agreements, certain regulatory enforcement actions, and rights or remedies in connection with goods or services provided to the debtor after the commencement of the proceedings).
The court may not approve an asset sale or sanction a restructuring plan in the context of a CCAA proceeding unless any existing super priority employee wage claims and pension contribution claims are satisfied or provided for to the satisfaction of the court.
Debtors in Canada may also proceed with a restructuring under the proposal provisions of the BIA. The proposal provisions of the BIA (the “Proposal Provisions”) provide for a process that is generally similar to, but marginally less flexible than, restructuring proceedings under the CCAA. There is no minimum amount of outstanding debt required to use the Proposal Provisions.
Upon filing a proposal (or a notice of intention to make a proposal) with the official receiver employed by the Office of the Superintendent of Bankruptcy, the BIA provides an automatic stay of proceedings. There is no need to apply to the court for the initial stay. The nature and term of the stay varies, depending on whether the debtor commences the proceedings by filing a proposal or by filing a notice of intention to make a proposal. In the context of a notice of intention to make a proposal, the initial stay is for a period of 30 days. However, if the debtor has not filed its proposal within the initial 30-day period, it may apply to the court for an extension of such period. The Proposal Provisions limit the duration of the initial 30-day period and any extensions thereto to an aggregate of six months from the date of the filing of the notice of intention. Failure to file a proposal within this period will result in a deemed bankruptcy. In the case of any proceedings under the Proposal Provisions, the applicant debtor is protected from the termination of most contracts by third parties.
The Proposal Provisions allow for the granting of super priority charges (similar to the CCAA), disclaimer or resiliation of contracts (similar to the CCAA), and the appointment of a proposal trustee (which may have a similar role and powers as a monitor under the CCAA). A proposal may be made and is ultimately put to a creditor vote. In the event that the debtor’s proposal to its creditors is either rejected by any class of unsecured creditors at a meeting held to approve such proposal (with the same voting thresholds as the CCAA noted above) or by the court when the proposal is put before the court for approval, the debtor is deemed bankrupt.
The court may not approve an asset sale in the context of proposal proceedings or sanction a proposal unless any existing super priority employee wage claims and pension contribution claims are satisfied or provided for to the satisfaction of the court. The courts also have the authority to issue RVOs (similar to the CCAA).
In the event of a foreign insolvency proceeding, both the CCAA and the BIA allow a representative, authorized in a foreign proceeding in respect of a debtor, to seek recognition of the foreign insolvency proceeding in Canada (which is similar to a Chapter 15 type proceeding under the U.S. Bankruptcy Code). The CCAA and the BIA each provide for a modified version of the UNCITRAL Model Law on Cross-Border Insolvency (collectively, the “Recognition Provisions”). The Recognition Provisions allow an authorized representative to apply for recognition of the foreign insolvency proceeding as either a “foreign main proceeding” or a “foreign non-main proceeding.” The determination of the type of proceeding is based upon the centre of main interest (“COMI”) of the debtor. If the court determines that the foreign proceeding is a “foreign main proceeding”, the court must grant a stay of proceedings in Canada and must prohibit the debtor from selling or otherwise disposing of any of its property in Canada outside the ordinary course of its business, and may grant additional relief permitted under the CCAA/BIA, including the recognition of relief granted in the foreign jurisdiction which may differ from the relief normally available in Canada. If the court determines that the foreign proceeding is a “foreign non-main” proceeding, the court may, but is not required to, grant a stay of proceedings in Canada, although the recognition order must be consistent with any order that may be made under the CCAA/BIA, as applicable, prohibit the debtor from selling any of its property in Canada outside the ordinary course of business, and grant any other relief permitted under the CCAA/BIA, including the recognition of relief granted in the foreign jurisdiction which may differ from the relief normally available in Canada. In the event that the foreign proceeding results in the approval of a restructuring plan, the Canadian court may grant an order approving such plan and/or providing that such plan shall be recognized and have full force and effect in Canada. Under the Recognition Provisions a court may issue an order on any terms and conditions that the court considers appropriate in the circumstances. Nothing in the Recognition Provisions prevents the court from refusing to do something that would be contrary to public policy.
The Netherlands
Insolvency Laws
Lineage Europe and certain guarantors are incorporated under Dutch law, which is the law of an EU Member State. Accordingly, where Lineage Europe or such guarantor has its “centre of main interests” or an “establishment in the Netherlands,” it may be subject to Dutch insolvency proceedings governed by Dutch insolvency laws, subject to certain exceptions as provided for in the EU Insolvency Regulation (no. 2015/848/EU).
European Union
Pursuant to Regulation (EU) no. 2015/848 of the European Parliament and of the European Council of May 20, 2015 on insolvency proceedings (which entered into force on June 26, 2017 and applies to insolvency proceedings opened on or after that date) replacing Regulation (EC) 1346/2000 of May 29, 2000, (the “E.U. Insolvency Regulation”), which applies within the European Union, other than Denmark, the courts of the Member State in which a company’s “centre of main interests” (which according to Article 3(1) of the E.U. Insolvency Regulation is “the place where the debtor conducts the administration of its interests on a regular basis and which is ascertainable by third parties”) is situated have jurisdiction to open main insolvency proceedings. The determination of where a company has its “centre of main interests” is a question of fact on which the courts of the different Member States may have differing and even conflicting views.
Pursuant to Article 3(1) of the E.U. Insolvency Regulation the “centre of main interests” of a company is presumed to be in the Member State in which it has its registered office in the absence of proof to the contrary. This presumption only applies if the registered office has not been moved to another Member State within the three-month period prior to the request for the opening of insolvency proceedings.
Furthermore, preamble 30 of the E.U. Insolvency Regulation states that “it should be possible to rebut this presumption where the company’s central administration is located in a Member State other than that of its registered office, and where a comprehensive assessment of all the relevant factors establishes, in a manner that is ascertainable by third parties, that the company’s actual centre of management and supervision and of the management of its interests is located in that other Member State.” Prior to June 26, 2017, the courts have taken into consideration a number of factors in determining the “centre of main interests” of a company, including in particular where board meetings are held, the location where the company conducts the majority of its business or has its head office and the location where the majority of the company’s creditors are established. A company’s “centre of main interests” may change from time to time but is determined for the purposes of deciding which courts have competent jurisdiction to open insolvency proceedings at the time of the filing of the insolvency petition unless (as set forth above) the registered office has been moved within the three-month period prior to the filing of the insolvency petition.
The E.U. Insolvency Regulation applies to insolvency proceedings which are collective insolvency proceedings of the types referred to in Annex A to the E.U. Insolvency Regulation.
If the “centre of main interests” of a company is in one Member State (other than Denmark), under Article 3(2) of the E.U. Insolvency Regulation the courts of another Member State (other than Denmark) have jurisdiction to open territorial insolvency proceedings against that company only if such company has an “establishment” in the territory of such other Member State. An “establishment” is defined to mean a place of operations where the company carries out or has carried out in the three-month period prior to the request to open main insolvency proceedings a non transitory economic activity with human means and assets. The effects of those insolvency proceedings opened in that other Member State are restricted to the assets of the company situated in such other Member State.
Where main proceedings in the Member State in which the company has its centre of main interests have not yet been opened, territorial insolvency proceedings can be opened in another Member State where the company has an establishment only where either (a) insolvency proceedings cannot be opened in the Member State in which the company’s centre of main interests is situated under that Member State’s law; or (b) the territorial insolvency proceedings are opened at the request of (i) a creditor whose claim arises from or is in connection with the operation of the establishment situated within the territory of the Member State where the opening of territorial proceedings is requested or (ii) a public authority which, under the law of the Member State within the territory of which the establishment is situated, has the right to request the opening of insolvency proceedings.
The courts of all Member States (other than Denmark) must recognize the judgment of the court opening the main proceedings, which will be given the same effect in the other Member States so long as no secondary proceedings have been opened there. The insolvency practitioner appointed by a court in a Member State which has jurisdiction to open main proceedings (because the company’s centre of main interests is there) may exercise the powers conferred on him by the law of that Member State in another Member State (such as to remove assets of the company from that other Member State) subject to certain limitations so long as no insolvency proceedings have been opened in that other Member State or any preservation measure taken to the contrary further to a request to open insolvency proceedings in that other Member State where the company has assets.
The Netherlands
There are two applicable corporate insolvency regimes under Dutch law in relation to corporations: (a) suspension of payments (surseance van betaling), which is intended to facilitate the reorganization of a debtor’s debts and enable the debtor to continue as a going concern, and (b) bankruptcy (faillissement), which is primarily designed to liquidate and distribute the debtor’s assets to its creditors. Bankruptcy is the most commonly used insolvency regime and may result in the transfer of parts of the company as a going concern. A suspension of payments almost always results in the debtor’s bankruptcy. Both insolvency regimes are set forth in the Dutch Bankruptcy Act (Faillissementswet).
Only the debtor can make an application for a suspension of payments, and only if it foresees that it will be unable to continue to pay its payable debts. Once the application has been filed, a court will immediately (dadelijk) grant a provisional suspension of payments and appoint one or more administrators (bewindvoerders). A meeting of creditors is required to decide on the definitive suspension of payments, but it will generally be granted, unless a qualified minority (i.e., more than one- quarter of the amount of claims held by creditors represented at the creditors’ meeting or more than one-third of the number of creditors of the amount of claims held by creditors) of the unsecured, non-preferential, creditors declare against it or if there is a valid fear that the debtor will try to prejudice the creditors during a suspension of payments or if there is no prospect that the debtor will be able to satisfy its creditors in the (near) future. A suspension of payments will only affect unsecured, non-preferential creditors.
Under Dutch law, a debtor can be declared bankrupt when it has ceased to pay its debts. Bankruptcy can be requested by the debtor itself or a creditor of a claim when there is at least one other creditor. At least one of the claims (of the creditor requesting bankruptcy or the other creditor) needs to be due and payable. The debtor can also request the application of bankruptcy proceedings itself. Furthermore, the Public Prosecution Service (het Openbaar Ministerie) can request the application of bankruptcy proceedings for reasons of public interest (openbaar belang). In Dutch bankruptcy proceedings, a debtor’s assets are generally liquidated and the proceeds distributed to the debtor’s creditors according to the relative priority of those creditors’ claims and, to the extent certain creditors’ claims have equal priority, in proportion to the amount of such claims. Certain parties, such as secured creditors, will benefit from special rights. Secured creditors, such as pledgees and mortgagees, may enforce their rights separately from suspension of payments or bankruptcy and do not have to contribute to the liquidation costs; however, enforcement of the security interest might be subject to the following: (a) a statutory stay of execution of up to two months extendable by another period of up to two months imposed by court order pursuant to articles 63a of the Dutch Bankruptcy Act (Faillissementswet); (b) a receiver (curator) can force a secured party to foreclose its security interest within a reasonable time (as determined by the receiver pursuant to Article 58(1) of the Dutch Bankruptcy Act), failing which the receiver will be entitled to sell the relevant rights or assets and distribute the proceeds to the secured party after a deduction of liquidation costs; and (c) excess proceeds of enforcement must be returned to the company’s receiver and may not be offset against an unsecured claim of the company’s secured creditor.
Unlike Chapter 11 proceedings under U.S. bankruptcy law, where both secured and unsecured creditors are generally barred from seeking to recover on their claims, suspension of payment and bankruptcy proceedings against a Dutch issuer or a Dutch guarantor would allow secured creditors (and in case of suspension of payments also preferential creditors (including tax and social security authorities)) to satisfy their claims by proceeding against the assets (that secure their claims) as if there were no bankruptcy or suspension of payments. However, a statutory stay of execution of up to two months, extendable by another period of up to two months, may be declared applicable. Furthermore, certain preferred creditors have a preference by virtue of law. Unlike secured creditors, preferred creditors are not entitled to foreclose on assets of the bankrupt. They do have priority in the distribution of the proceeds of the bankrupt’s assets. Restrictions on the enforcement of security interests may apply. For instance, higher ranking rights must be respected. These may include secured creditors and tax and social security authorities. A statutory stay of execution of security rights and other rights of up to two months, extendable by another period of up to two months, may be imposed. Further, a receiver in bankruptcy can force a secured creditor to enforce its security interest within a reasonable period of time. If such time is not met, the receiver will be entitled to sell the secured assets, if any, and the secured creditor will have a preferred claim in respect of the proceeds, meaning that the secured creditor will have to share in the bankruptcy costs, which may be significant. Excess proceeds of any enforcement must be returned to the bankrupt estate; they may not be set-off against an unsecured claim of the secured creditor. Such set-off may be allowed prior to the bankruptcy, although at that time it may be subject to clawback in the case of fraudulent conveyance or bad faith in obtaining the claim used for set-off.

Any pending executions of judgments against the debtor will be suspended by operation of law when suspension of payments is granted and terminate by operation of law when bankruptcy is declared. In addition, all attachments on the debtor’s assets will cease to have effect upon the suspension of payments having become definitive, a composition having been ratified by the court or the declaration of bankruptcy (as the case may be) subject to the ability of the court to set an earlier date for such termination. Litigation pending on the date of the bankruptcy order is automatically stayed.
Both in a definitive suspension of payments and bankruptcy, a composition (akkoord) may be offered to creditors. A composition will be binding for all unsecured and non-preferential creditors if it is: (i) approved by a simple majority (gewone meerderheid) of the number of creditors represented at the creditors’ meeting, representing at least 50% of the amount of the claims that are acknowledged and conditionally admitted, and (ii) subsequently ratified (gehomologeerd) by the court. Consequently, Dutch insolvency law could preclude or inhibit the ability of the holders of the applicable series of debt securities to effect a restructuring and could reduce the recovery of a holder of debt securities in a Dutch suspension of payments proceeding or bankruptcy. Interest accruing after the date on which a suspension of payments or bankruptcy is granted, cannot be claimed in a composition.
All unsecured and non-preferential pre-bankruptcy claims will have to be verified in the insolvency proceedings in order to be entitled to vote and, in a bankruptcy liquidation, to be entitled to distributions. As a general rule, claims of unsecured and non-preferential creditors will have to be submitted to the receiver in bankruptcy to be verified. Any remaining funds will be distributed to the company’s shareholders. Creditors of secured claims, such as the holders of any series of debt securities, and preferential creditors with respect to certain assets of a debtor, who expect that the proceeds of a future enforcement against the assets subject to the security or their preferred rights, as the case may be, will be insufficient to satisfy their claim in full, may request to receive the same rights as unsecured and non-preferential creditors with respect to the expected remainder of their claim, with preservation of their rights as a secured or preferential creditor in respect of the secured asset or the asset the relevant preferential right relates to. If a secured creditor enforces its security rights prior to the expiry of the period for submitting claims for verification, and the proceeds of such enforcement are insufficient to satisfy its claim in full, the remainder of that claim may be submitted to the receiver in bankruptcy in order to be verified. “Verification” under Dutch law means, in the case of a suspension of payments, that the treatment of a disputed claim for voting purposes is determined and, in the case of a bankruptcy, the unsecured and non-preferential pre-bankruptcy claims are submitted to a receiver for verification, and the receiver then makes a determination as to the claim’s existence, ranking and value and whether and to what extent it should be admitted in the bankruptcy proceedings (for voting). In the situation of bankruptcy, creditors that wish to dispute the receiver’s verification of their claims will be referred to a claim validation proceeding (renvooiprocedure) in order to establish the amount and rank of the disputed claim, while in suspension of payments the court will decide how a disputed claim will be treated for voting purposes. These procedures could cause holders of debt securities to recover less than the principal amount of their debt securities or less than they could recover in a U.S. liquidation proceeding. The renvooi proceedings could also cause payments to the holders of debt securities to be delayed. Interest on the applicable series of debt securities accruing after the bankruptcy order date cannot be admitted unless secured by a pledge or mortgage, in which case interest will be admitted pro memoria. To the extent that an interest is not covered by the proceeds of the security, the creditor may not derive any rights from the admission. No interest is payable in respect of unsecured claims as of the date of a bankruptcy.
Act on Court Confirmation of Extrajudicial Restructuring Plans
With the entry into force of the Act on Court Confirmation of Extrajudicial Restructuring Plans (Wet homologatie onderhands akkoord) (“WHOA”) on 1 January 2021, a debtor may offer a composition outside of formal insolvency proceedings. The WHOA is based on the UK Scheme of Arrangements and the US Chapter 11 procedure and offers debtors additional possibilities to restructure their debt. Unlike a composition in suspension of payments and in bankruptcy proceedings, a composition under the WHOA can be offered to secured and unsecured creditors as well as shareholders. The WHOA provides, inter alia, for cross class cramdown, the restructuring of group company obligations through aligned proceedings, the termination of onerous contracts, the suspension of certain ipso facto clauses in contracts and supporting court measures. A composition plan under the WHOA can extend to claims against entities that are not incorporated under Dutch law and/or are residing outside the Netherlands. Accordingly, the WHOA can affect the rights of the holders of any series of debt securities.
Voting on a WHOA composition plan is done in classes. A class is deemed to approve the plan if two thirds of the total amount of the debt of that class or, in the case of a class of shareholders, two thirds of the share capital of that class, participating in the vote, votes in favor. The WHOA provides for the possibility for a composition plan to be binding on a dissenting class (i.e., cross class cramdown). Under the WHOA, the court will ratify a composition plan if at least one class of creditors (other than a class of shareholders) that can be expected to receive a distribution in case of a bankruptcy of the debtor, approves the plan unless there is a statutory ground for refusal. The court can, inter alia, refuse confirmation of a composition plan on the basis of (i) a request by a dissenting creditor, if the value of the distribution that such creditor receives under the plan is lower than the distribution it can be expected to receive in case of a bankruptcy of the debtor or (ii) a request of a dissenting creditor in a dissenting class, if the plan provides for a distribution of value that deviates from the statutory or contractual ranking and priority to the detriment of that class, unless there is a reasonable ground to do so.
Under the WHOA, a statutory stay of execution of up to four months extendable by another period of up to four months can be imposed by court order pursuant to article 376 of the Dutch Bankruptcy Act. For the duration of such stay, all enforcement action against the assets of (or in the possession of) the debtor is suspended unless with the court’s approval, including action to enforce security over the assets of the debtor or, in case of an undisclosed right of pledge over receivables, the collection, or notification to the debtors. Furthermore, any petitions for bankruptcy in respect of the debtor are suspended and the court may lift attachments on the debtor’s assets at the request of the debtor or restructuring expert.
Limitations on Enforcement
Under Dutch law, the obligations of a Dutch issuer or a Dutch guarantor may be affected by (a) the standards of reasonableness and fairness (maatstaven van redelijkheid en billijkheid); (b) force majeure (niet- toerekenbare tekortkoming) and unforeseen circumstances (onvoorziene omstandigheden); and (c) the other general defenses available to debtors under Dutch law in respect of the validity, binding effect and enforceability of the applicable series of debt securities. Other general defenses include claims that a security interest should be avoided because it was entered into through undue influence (misbruik van omstandigheden), fraud (bedrog), duress (bedreiging) or error (dwaling). Other impeding factors include dissolution of contract (ontbinding) and set-off (verrekening).
The validity and enforceability of the obligations of a Dutch issuer or a Dutch guarantor under the applicable series of debt securities may be successfully contested by such issuer or such guarantor, as applicable, (or its administrator (bewindvoerder) in suspension of payments or its receiver (curator) in bankruptcy) on the basis of an ultra vires claim, which will be successful if both (i) the obligations of the company do not fall within the scope of the objects clause as set out in the company’s articles of association (doeloverschrijding) and (ii) the company’s counterparty knew or ought to have known (without inquiry) of this fact. In determining whether a transaction is in furtherance of the objects and purposes of such Dutch company, a court will consider (i) the text of the objects clause in the company’s articles of association and (ii) all relevant circumstances including whether the granting of such security interest is in the company’s corporate interests (vennootschappelijk belang) and to its benefit and whether the company’s subsistence is jeopardized by the granting of such security interest. The mere fact that a certain legal act (rechtshandeling) is explicitly reflected in such Dutch company’s objects clause may not be conclusive evidence that such legal act is not ultra vires.
To the extent Dutch law applies, any creditor of a Dutch issuer or a Dutch guarantor or its receiver (curator) may nullify the issuance of the applicable series of debt securities, or any other transaction or legal act entered into by such issuer or such guarantor, as applicable, in connection with such series of debt securities or the guarantees, under certain circumstances, if (i) the issuance of the applicable series of debt securities by the Dutch issuer, the issuance of the guarantees by a Dutch guarantor, any other transaction or legal act entered into by such issuer or such guarantor in connection with the applicable series of debt securities or the guarantees, as applicable, was conducted without prior existing legal obligation to do so (onverplicht), (ii) the creditor(s) concerned or, in the case of its/their bankruptcy, any creditor was prejudiced as a consequence of such transactions or legal act (irrespective of whether a creditor’s claim arose prior to or after such transactions) and (iii) at the time of the issuance of the applicable series of debt securities or the guarantees, as applicable, or any other transaction or legal act entered into by such issuer or such guarantor, as applicable, in connection with the applicable series of debt securities or the guarantees, as applicable, was conducted, both such issuer or such guarantor, as applicable, and, unless the transactions were conducted for no consideration (om niet), the counterparty knew or should have known that one or more of the entities’ creditors (existing or future) would be prejudiced (actio pauliana). A receiver (curator) may nullify a transaction on behalf of and for the benefit of the joint insolvent debtor’s creditors, and the burden of proof of the abovementioned elements of fraudulent conveyance in principle rests on the receiver. Knowledge of prejudice is however presumed by law for certain transactions performed within a “suspect period” of one year prior to an adjudication of bankruptcy. This is applicable for certain transactions only, the most important application being in cases where the obligations of the bankrupt materially exceed those of the other party, the satisfaction of existing obligations of the bankrupt which are not yet due, and acts between the bankrupt and its counterparty when the shares in both are held (indirectly) by the same shareholder or if the bankrupt and its counterparty are part of the same group of companies. The foregoing requirements for invoking fraudulent transfer provisions outside of a bankruptcy apply mutatis mutandis when invoking fraudulent transfer provisions during a bankruptcy. In addition, the receiver may challenge a transaction if it was conducted on the basis of a prior existing legal obligation to do so (verplichte rechtshandeling), if (i) the transaction was conducted at a time when the counterparty knew that a request for bankruptcy had been filed, or (ii) if such transaction was conducted as a result of deliberation between the debtor and the counterparty with a view to giving preference to the counterparty over the debtor’s other creditors. Consequently, the validity of any such transactions conducted by a Dutch legal entity may be challenged and it is possible that such a challenge would be successful.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.   Other Expenses of Issuance and Distribution
The following is an estimate of the expenses (all of which are to be paid by the registrant) that we may incur in connection with the securities being registered hereby.
SEC registration fee	$(1)
FINRA filing fee	$(2)
Printing expenses	$(2)
Legal fees and expenses	$(2)
Accounting fees and expenses	$(2)
Blue Sky, qualification fees and expenses	$(2)
Transfer agent fees and expenses	$(2)
Trustee fees and expenses	$(2)
Depositary fees and expenses	$(2)
Warrant agent fees and expenses	$(2)
Miscellaneous	$(2)
Total	$(2)

(1)
Pursuant to Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the SEC registration fee will be paid at the time of any particular offering of securities under the registration statement, and is therefore not currently determinable.

(2)
These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.   Indemnification of Directors and Officers
Lineage, Inc., Lineage OP, LP and Maryland Subsidiary Guarantor
As used in this “Indemnification of Directors and Officers — Lineage, Inc., Lineage OP, LP and Maryland Subsidiary Guarantor,” references to (i) “we,” “our,” “us” and the “Company” refer solely to Lineage, Inc. and not to any of our subsidiaries, unless otherwise expressly stated or the context otherwise requires, and (ii) references to the “Operating Partnership” refer solely to Lineage OP, LP and not to any of its subsidiaries, unless otherwise expressly stated or the context otherwise requires.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and that is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.
The MGCL requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party to, or witness in, by reason of their service in those or other capacities unless it is established that:
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the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

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the director or officer actually received an improper personal benefit in money, property or services; or

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in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or in our right in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:
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a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

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a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our charter requires us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:
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any present or former director or officer who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of the Company and at our request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Our charter also permits us, with the approval of our board of directors, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.
In addition, our directors and officers may be entitled to indemnification pursuant to the terms of the partnership agreement of our operating partnership.
The operating agreement of Lineage Logistics MTC, LLC provides for the indemnification of its sole member and its officers, directors, employees, agents or affiliates to the fullest extent permitted by Maryland law.
We have entered into, and intend to continue to enter into, indemnification agreements with each of our directors and executive officers that provide for indemnification to the maximum extent permitted by Maryland law.
Delaware Subsidiary Guarantors
The subsidiary guarantors that are Delaware limited liability companies are subject to the provisions of the Delaware Limited Liability Company Act, or the DLLCA. Section 18-108 of the DLLCA provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The operating agreements of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Lineage Columbia Mezz, LLC, and Lineage WA Columbia RE, LLC provide for the indemnification of their respective members, officers, directors, employees, agents or affiliates, among others, to the fullest extent permitted by Delaware law.
Australian Subsidiary Guarantor
Australian law provides that a company or a related body corporate of the company may provide for indemnification of directors and officers, except to the extent of any of the following liabilities incurred by the individual as a director or officer of the company:
•
a liability owed to the company or a related body corporate of the company;

•
a liability for a pecuniary penalty order made under section 1317G or a compensation order under section 961M, 1317H, 1317HA, 1317HB, 1317HC or 1317HE of the Corporations Act 2001 of Australia, or the Corporations Act; or

•
a liability that is owed to someone other than the company or a related body corporate of the company and did not arise out of conduct in good faith.

Australian law provides that a company or related body corporate of the company must not indemnify a person against legal costs incurred in defending an action for a liability incurred as a director or officer of the company if the costs are incurred:
•
in defending or resisting proceedings in which the director or officer is found to have a liability for which they cannot be indemnified as set out above;

•
in defending or resisting criminal proceedings in which the person is found guilty;

•
in defending or resisting proceedings brought by the Australian Securities and Investments Commission, or ASIC, or a liquidator for a court order if the grounds for making the order are found by the court to have been established (except costs incurred in responding to actions taken by ASIC) or a liquidator as part of an investigation before commencing proceedings for the court order); or

•
in connection with proceedings for relief to the director or officer under the Corporations Act, in which the court denies relief.

The constitution of Emergent Cold Midco Pty Ltd (Australian Company Number 622 098 293), or the Australian Guarantor, is consistent with the above provisions of the Corporations Act in respect of the indemnification of a director or officer of the Australian Guarantor.
The constitution states that to the extent permitted by and subject to any applicable laws, the Australian Guarantor must indemnify its directors and officers against any liability and legal costs of that person. Liability includes any negligence of that director or officer that arises out of the discharge of their duties, or while conducting the business of the Australian Guarantor.
The constitution also provides that, to the extent permitted by and subject to any applicable laws, the Australian Guarantor may (1) enter into, and pay premiums on, an insurance policy in respect of its directors and officers against any liabilities and the legal costs incurred as a director or officer of the Australian Guarantor, and (2) enter into an indemnification agreement with such officer to indemnify that person’s liabilities and legal costs in accordance with the terms of such agreement.
Canadian Subsidiary Guarantor
Lineage Logistics Canada Holdings Ltd., or Canada Holdings, is a corporation formed under the Business Corporations Act (Ontario), or the OBCA. Pursuant to the OBCA, Canada Holdings may indemnify a present or former director or officer of Canada Holdings or another individual who acts or acted at Canada Holdings’ request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with Canada Holdings or such other entity and provided that (a) the individual acted honestly and in good faith with a view to the best interests of Canada Holdings or the other entity, as the case may be, and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such individual had reasonable grounds for believing that his or her conduct was lawful, (a) and (b), collectively, the Conditions. Any individual is entitled to indemnification from Canada Holdings as a matter of right if he or she was not judged by a court or other competent authority to have committed any fault or omitted to do anything that he or she ought to have done and fulfilled the Conditions set forth above.
In accordance with the OBCA, the by-laws of Canada Holdings provides the following:
(i)   Canada Holdings shall indemnify any individual permitted by the OBCA to be so indemnified in the manner and to the fullest extent permitted by the OBCA. Without limiting the generality of the foregoing, and subject to section 136 of the OBCA, Canada Holdings shall indemnify a director or officer of Canada Holdings, a former director or officer of Canada Holdings or another individual who acts or acted at Canada Holdings’ request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges, and expenses, including costs reasonably incurred in the defense of an action or proceeding and an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with Canada Holdings or other entity, if such individual fulfills the Conditions;
(ii)   Canada Holdings shall advance moneys to a director, officer, or other individual for the costs, charges and expenses of a proceeding referred to in paragraph (i) above. The individual shall repay the money if the individual does not fulfill the Conditions; and
(iii)   Canada Holdings shall, with the approval of the court, indemnify an individual referred to in (i) above in respect of an action by or on behalf of Canada Holdings or other entity to obtain a judgment in its favour, to which the individual is made a party because of the individual’s association with Canada Holdings or other entity as described in (i) above, against all costs, charges and expenses reasonably incurred by the individual in connection with such action, if the individual fulfils the Conditions.
Nothing in the by-laws of Canada Holdings limits the right of any person entitled to claim indemnification in addition to the indemnity provided in the by-law.
Dutch Entities
The articles of association of Lineage Europe Finco B.V., Lineage Treasury Europe B.V. and Boreas Logistics Holdings B.V., or together the Dutch entities, contain no provisions under which any member of the management board or officers are indemnified in any manner against any liability that he or she may incur in his or her capacity as such.
The general meeting of a Dutch entity could grant the members of the management board discharge for their management of the company. Discharge is when a management board member is released by the general meeting of shareholders from (potential) liability towards the company. It is customary for discharge to be granted at the annual general meeting on the basis of the annual accounts for the past financial year. Discharge will only release a member of the management board from liability for his or her actions regarding the company insofar evidenced by the annual report and accounts and/or if discussed at the general meeting.
The general meeting may grant discharge to a member of the management board but is not obliged to do so.
Washington Subsidiary Guarantor
As used in this “Indemnification of Directors — Washington Subsidiary Guarantor,” references to “we,” “our,” “us” and the “Company” refer solely to Columbia Colstor, Inc. and not to any of our subsidiaries, unless otherwise expressly stated or the context otherwise requires.

Washington law permits a Washington corporation to indemnify:
(1)   an individual made party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (a) the individual acted in good faith; and (b) the individual reasonably believed: (i) in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in its best interests; and (ii) in all other cases, that the individual’s conduct was at least not opposed to its best interests; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful.
(2)   a director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (b)(ii) above.
(3)   The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.
Our articles of incorporation contain a provision that eliminates the liability of our directors for monetary damages for conduct as a director to the full extent permitted by the Washington Business Corporation Act, or the WBCA.
The WBCA requires us (unless our articles of incorporation provides otherwise, which our articles of incorporation do not) to indemnify a director who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the Company against reasonable expenses incurred by the director in connection with the proceeding.
Under the WBCA, we may not indemnify a director: (a) in connection with a proceeding by or in the right of the Company in which the director was adjudged liable to the Company or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.
Unless our articles of incorporation provide otherwise, a director of the Company who is a party to a proceeding may apply for indemnification or advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification or advance of expenses if it determines:
•
The director is entitled to mandatory indemnification under Revised Code of Washington, or RCW, 23B.08.520, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification;

•
The director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in RCW 23B.08.510 or was adjudged liable as described in RCW 23B.08.510(4), but if the director was adjudged so liable the director’s indemnification is limited to reasonable expenses incurred unless the articles of incorporation or a bylaw, contract, or resolution approved or ratified by the shareholders pursuant to RCW 23B.08.560 provides otherwise; or

•
In the case of an advance of expenses, the director is entitled pursuant to the articles of incorporation, bylaws, or any applicable resolution or contract, to payment or reimbursement of the director’s reasonable expenses incurred as a party to the proceeding in advance of final disposition of the proceeding.

In addition, the WBCA permits us to advance reasonable expenses to a director upon our receipt of:
•
an executed written affirmation of the director’s good faith belief that the director has met the standard of conduct described in RCW 23B.08.510; and

•
an executed written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct.

Our bylaws provide that the right to indemnification is subject to the approval or ratification of the board and such right to indemnification is a contractual right. Our bylaws also includes the right to be paid by us the expenses incurred in defending any proceeding in advance of its final disposition of a proceeding by reason of the fact that such indemnitee is or was a director or officer of the Company, he or she was serving at the required of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or enterprise.
Any underwriting agreement or distribution agreement that the registrants enters into with any underwriters or agents involved in the offering or sale of any securities registered hereby may require such underwriters or dealers to indemnify the registrant, some or all of its directors and officers and its controlling persons, if any, for specified liabilities, which may include liabilities under the Securities Act of 1933, as amended.
Item 16.   Exhibits
Exhibit Number	Description
1.1*	Form of Underwriting Agreement.
3.1	Articles of Amendment and Restatement of Lineage Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (File No. 333-280997), filed on July 25, 2024).
3.2	Amended and Restated Bylaws of Lineage, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (File No. 333-280997), filed on July 25, 2024).
3.3	Agreement of Limited Partnership of Lineage OP, LP (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-42191), filed on July 26, 2024).
3.4	Unit Designation — Legacy units of Lineage OP, LP (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-42191), filed on July 26, 2024).
3.5	Tenth Amended and Restated Operating Agreement of Lineage Logistics Holdings, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 10-Q (File 001-42191), filed on November 5, 2025.
3.6	Articles of Association of Lineage Europe Finco B.V.
4.1	Form of Common Stock Certificate of Lineage, Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-11 (File No. 333-280470), confidentially submitted on June 26 2024).
4.2*	Form of Specimen Certificate Representing Preferred Stock.
4.3	Form of Indenture, between Lineage, Inc., as issuer, and U.S. Bank Trust Company, National Association, as trustee.
4.4	Indenture, dated as of June 17, 2025, among Lineage OP, LP, Lineage, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-42191), filed on June 17, 2025).
4.5	First Supplemental Indenture, dated as of June 17, 2025, among Lineage OP, LP, Lineage, Inc. the other guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, including a form of 5.250% Senior Notes due 2030 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-42191, filed on June 17, 2025).
4.6	Second Supplemental Indenture, dated as of November 26, 2025, among Lineage OP, LP, Lineage, Inc. the other guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.
4.7	Indenture, dated as of November 26, 2025, among Lineage Europe Finco B.V., Lineage, Inc., Lineage OP, LP and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-42191), filed on December 2, 2025).

Exhibit Number	Description
4.8	First Supplemental Indenture, dated as of November 26, 2025, among Lineage Europe Finco B.V., Lineage, Inc., Lineage OP, LP, the other guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent, and U.S. Bank Europe DAC, as paying agent, including a form of 4.125% Senior Notes due 2031 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-42191), filed on December 2, 2025).
4.9*	Form of Debt Security.
4.10*	Form of Deposit Agreement.
4.11*	Form of Warrant.
4.12*	Form of Warrant Agreement.
4.13*	Form of Purchase Contract Agreement.
4.14*	Form of Unit Agreement.
5.1	Opinion of Latham & Watkins LLP.
5.2	Opinion of Venable LLP.
5.3	Opinion of Snell & Wilmer L.L.P.
5.4	Opinion of Johnson Winter Slattery.
5.5	Opinion of McCarthy Tétrault LLP.
5.6	Opinion of NautaDutilh N.V.
8.1	Opinion of Latham & Watkins LLP with respect to tax matters.
22.1	List of Subsidiary Guarantors.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
23.2	Consent of Venable LLP (included in Exhibit 5.2).
23.3	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.3).
23.4	Consent of Johnson Winter Slattery (included in Exhibit 5.4).
23.5	Consent of McCarthy Tétrault LLP (included in Exhibit 5.5).
23.6	Consent of NautaDutilh N.V. (included in Exhibit 5.6)
23.7	Consent of Latham & Watkins LLP (included in Exhibit 8.1).
23.8	Consent of KPMG LLP, independent registered public accounting firm.
24.1	Powers of Attorney (incorporated by reference to the signature page hereto).
25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of U.S. Bank Trust Company, National Association, as trustee under the indentures filed as Exhibit 4.3, Exhibit 4.4 and Exhibit 4.7 above.
107.1	Filing Fee Table.

*
To be filed by amendment or incorporated by reference in connection with the offering of the securities.

Item 17.   Undertakings
(a)   The undersigned registrant hereby undertakes:
(1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)   To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)   To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)   To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.
(2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(5)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(A)   Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)   Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(6)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)   Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)   Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)   The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)   Any other communications that is an offer in the offering made by the undersigned registrant to the purchaser.
(b)   The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(h)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE, INC.
By:
/s/ Greg Lehmkuhl

Greg Lehmkuhl
Chief Executive Officer
LINEAGE OP, LP
By: Lineage, Inc., its general partner
By:
/s/ Greg Lehmkuhl

Greg Lehmkuhl
Chief Executive Officer
POWER OF ATTORNEY
Each of the undersigned officers and directors of the registrant hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President, Chief Executive Officer and Director (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer (Principal Accounting Officer)	December 18, 2025
/s/ Adam Forste Adam Forste	Co-Executive Chairman	December 18, 2025

SIGNATURE	TITLE	DATE
/s/ Kevin Marchetti Kevin Marchetti	Co-Executive Chairman	December 18, 2025
/s/ Shellye Archambeau Shellye Archambeau	Director	December 18, 2025
/s/ John Carrafiell John Carrafiell	Director	December 18, 2025
/s/ Joy Falotico Joy Falotico	Director	December 18, 2025
/s/ Luke Taylor Luke Taylor	Director	December 18, 2025
/s/ Michael Turner Michael Turner	Director	December 18, 2025
/s/ Lynn Wentworth Lynn Wentworth	Director	December 18, 2025
/s/ James Wyper James Wyper	Director	December 18, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE LOGISTICS HOLDINGS, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President and Chief Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer (Principal Accounting Officer)	December 18, 2025
Lineage OP, LP By: Lineage, Inc., its general partner	Managing Member	December 18, 2025
By: /s/ Robb LeMasters Robb LeMasters Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE LOGISTICS, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
LINEAGE LOGISTICS CANADA HOLDINGS, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President and Chief Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer. (Principal Accounting Officer)	December 18, 2025
Lineage Logistics Holdings, LLC	Sole Member	December 18, 2025
By: /s/ Robb LeMasters Robb LeMasters Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE LOGISTICS SERVICES, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President and Chief Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer (Principal Accounting Officer)	December 18, 2025
LLH Topco Holdings TRS, LLC	Sole Member	December 18, 2025
By: /s/ Robb LeMasters Robb LeMasters Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melbourne, Australia, on December 18, 2025.
LINEAGE AUS RE HOLDINGS, LLC
By:
/s/ Craig Bowyer

Craig Bowyer
Regional Vice President
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Brian Beattie Brian Beattie	President — Asia Pacific (Principal Executive Officer)	December 18, 2025
/s/ Vinolan Singh Vinolan Singh	Chief Financial Officer, Asia Pacific and Board Member (Principal Financial and Accounting Officer)	December 18, 2025
/s/ Craig Bowyer Craig Bowyer	Regional Vice President and Board Member	December 18, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE COLUMBIA MEZZ, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
LINEAGE LOGISTICS MTC, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President and Chief Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer (Principal Accounting Officer)	December 18, 2025
Columbia Colstor, Inc.	Sole Member	December 18, 2025
By: /s/ Robb LeMasters Robb LeMasters Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE WA COLUMBIA RE, LLC
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President and Chief Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer (Principal Accounting Officer)	December 18, 2025
Lineage Columbia Mezz, LLC By: Columbia Colstor, Inc., its sole member	Sole Member	December 18, 2025
By: /s/ Robb LeMasters Robb LeMasters Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
COLUMBIA COLSTOR, INC.
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	President and Chief Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer (Principal Accounting Officer)	December 18, 2025
/s/ Jeffrey Rivera Jeffrey Rivera	Director	December 18, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melbourne, Australia, on December 18, 2025.
Executed by EMERGENT COLD MIDCO PTY LTD in accordance with section 127 of the Corporations
Act 2001 (Cth) by:
By:
/s/ Craig Bowyer

Craig Bowyer
Sole Director
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him and in his name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Brian Beattie Brian Beattie	President — Asia Pacific of Lineage (Principal Executive Officer)	December 18, 2025
/s/ Vinolan Singh Vinolan Singh	Vice President — Asia Pacific of Lineage (Principal Financial and Accounting Officer)	December 18, 2025
/s/ Craig Bowyer Craig Bowyer	Sole Director	December 18, 2025

SIGNATURE OF AUTHORIZED REPRESENATIVE IN THE UNITED STATES
Pursuant to Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of America of Emergent Cold Midco Pty Ltd, has signed this registration statement thereto in the City of Novi, Michigan, on December 18, 2025.
LINEAGE, INC.
Authorized U.S. Representative
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, Michigan, on December 18, 2025.
LINEAGE LOGISTICS CANADA HOLDINGS LTD.
By:
/s/ Brian J. McGowan

Brian J. McGowan
Director
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Greg Lehmkuhl Greg Lehmkuhl	Chief Executive Officer of Lineage, Inc. (Principal Executive Officer)	December 18, 2025
/s/ Robb LeMasters Robb LeMasters	Chief Financial Officer of Lineage, Inc. (Principal Financial Officer)	December 18, 2025
/s/ Abigail Fleming Abigail Fleming	Chief Accounting Officer of Lineage, Inc. (Principal Accounting Officer)	December 18, 2025
/s/ Brian J. McGowan Brian J. McGowan	Director	December 18, 2025

SIGNATURE OF AUTHORIZED REPRESENATIVE IN THE UNITED STATES
Pursuant to Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of America of Lineage Logistics Canada Holdings Ltd., has signed this registration statement thereto in the City of Novi, Michigan, on December 18, 2025.
LINEAGE, INC.
Authorized U.S. Representative
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bergen op Zoom, Netherlands, on December 18, 2025.
BOREAS LOGISTICS HOLDINGS B.V.
By:
/s/ Annegien Maria Kooij

Annegien Maria Kooij
Board Member
By:
/s/ Folkert Pieter Bergstra

Folkert Pieter Bergstra
Board Member
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Craig Wood Craig Wood	Board Member and Principal Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Folkert Pieter Bergstra Folkert Pieter Bergstra	Board Member and Principal Financial Officer and Principal Accounting Officer (Principal Financial and Accounting Officer)	December 18, 2025
/s/ Annegien Maria Kooij Annegien Maria Kooij	Board Member	December 18, 2025

SIGNATURE OF AUTHORIZED REPRESENATIVE IN THE UNITED STATES
Pursuant to Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of America of Boreas Logistics Holdings B.V., has signed this registration statement thereto in the City of Novi, Michigan, on December 18, 2025.
LINEAGE, INC.
Authorized U.S. Representative
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bergen op Zoom, Netherlands, on December 18, 2025.
LINEAGE TREASURY EUROPE B.V.
By:
/s/ Annegien Maria Kooij

Annegien Maria Kooij
Board Member
By:
/s/ Folkert Pieter Bergstra

Folkert Pieter Bergstra
Board Member
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Craig Wood Craig Wood	Board Member and Principal Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Folkert Pieter Bergstra Folkert Pieter Bergstra	Board Member and Principal Financial Officer and Principal Accounting Officer (Principal Financial and Accounting Officer)	December 18, 2025
/s/ Annegien Maria Kooij Annegien Maria Kooij	Board Member	December 18, 2025

SIGNATURE OF AUTHORIZED REPRESENATIVE IN THE UNITED STATES
Pursuant to Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of America of Lineage Treasury Europe B.V., has signed this registration statement thereto in the City of Novi, Michigan, on December 18, 2025.
LINEAGE, INC.
Authorized U.S. Representative
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bergen op Zoom, Netherlands, on December 18, 2025.
LINEAGE EUROPE FINCO B.V.
By:
/s/ Annegien Maria Kooij

Annegien Maria Kooij
Board Member
By:
/s/ Folkert Pieter Bergstra

Folkert Pieter Bergstra
Board Member
POWER OF ATTORNEY
Each of the undersigned hereby severally constitutes and appoints Greg Lehmkuhl, Robb LeMasters, Natalie Matsler and Abigail Fleming, and each of them singly (with full power to each of them to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him or her and in his or her name, place and stead, and in any and all capacities, to file and sign any and all amendments, including post-effective amendments, to this registration statement and any other registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Craig Wood Craig Wood	Board Member and Principal Executive Officer (Principal Executive Officer)	December 18, 2025
/s/ Folkert Pieter Bergstra Folkert Pieter Bergstra	Board Member and Principal Financial Officer and Principal Accounting Officer (Principal Financial and Accounting Officer)	December 18, 2025
/s/ Annegien Maria Kooij Annegien Maria Kooij	Board Member	December 18, 2025

SIGNATURE OF AUTHORIZED REPRESENATIVE IN THE UNITED STATES
Pursuant to Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of America of Lineage Europe Finco B.V., has signed this registration statement thereto in the City of Novi, Michigan, on December 18, 2025.
LINEAGE, INC.
Authorized U.S. Representative
By:
/s/ Robb LeMasters

Robb LeMasters
Chief Financial Officer